                                 LOAN AGREEMENT

                          Dated: As of January 30, 2004

                                      Among

     CEDAR SHOPPING CENTERS PARTNERSHIP, L.P. a Delaware limited partnership

                                  ("Borrower")

                                       and

     FLEET NATIONAL BANK, as Administrative Agent ("Administrative Agent"),

                                       and

         FLEET NATIONAL BANK, COMMERZBANK AG NEW YORK BRANCH, PB CAPITAL
         CORPORATION, MANUFACTURERS AND TRADERS TRUST COMPANY, SOVEREIGN
              BANK, RAYMOND JAMES BANK, FSB, CITIZENS BANK, and any
               other Lenders, if any, which may become parties to
                           this Agreement ( "Lenders")

                                ________________

                       FLEET SECURITIES, INC. ("Arranger")
                                ________________


                              $100,000,000.00 LOAN

                                TABLE OF CONTENTS

                                                                            Page

1.       BACKGROUND...........................................................1

         1.1      Defined Terms...............................................1
         1.2      Borrower....................................................1
         1.3      Use of Loan Proceeds........................................1
         1.4      Guaranties..................................................1
         1.5      Loan........................................................1

2.       LOAN PROVISIONS......................................................2

         2.1      General Loan Provisions.....................................2
                  2.1.1      Limit............................................2
                  2.1.2      Procedures and Limits............................2
                  2.1.3      Funding Procedures...............................3
         2.2      Term of Loan................................................4
                             (i)    No Default................................4
                             (ii)   Notice From Borrower......................4
                             (iii)  Covenant Compliance.......................5
                             (iv)   Conditions Satisfied......................5
                             (v)    Extension Fee.............................5
                             (vii)  Additional Documents......................5
                             (viii) Before End of Term........................5
         2.3      Interest Rate and Payment Terms.............................5
                  2.3.1      Borrower's Options...............................5
                  2.3.2      Selection To Be Made.............................5
                  2.3.3      Notice...........................................6
                  2.3.4      If No Notice.....................................6
                  2.3.5      Telephonic Notice................................6
                  2.3.6      Limits On Options, One Selection Per Month.......6
                  2.3.7      Payment and Calculation of Interest..............6
                  2.3.8      Mandatory Principal Payments.....................6
                  2.3.9      Prepayment.......................................7
                  2.3.10     Maturity.........................................7
                  2.3.11     Method of Payment; Date of Credit................7
                  2.3.12     Billings.........................................7
                  2.3.13     Default Rate.....................................8
                  2.3.14     Late Charges.....................................8
                  2.3.15     Breakage Fees....................................8
         2.4      Loan Fees; Administrative Agent's Fees......................8
                  2.4.1      Loan Fees........................................8
                  2.4.2      Line Fee.........................................8
                  2.4.3      Issuance Fees....................................9
                  2.4.4      Letter of Credit Fees............................9
         2.5      Acceleration................................................9
         2.6      Additional Provisions Related to Interest Rate Selection....9
                  2.6.1      Increased Costs..................................9
                  2.6.2      Illegality.......................................9
                  2.6.3      Additional LIBO Rate Conditions.................10
                  2.6.4      Variable Rate Advances..........................11
         2.7      Letters of Credit..........................................11

                                       (2)

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3.       SECURITY FOR THE LOAN; LOAN AND SECURITY DOCUMENTS..................14

         3.1      Security...................................................14
                  3.1.1      Mortgage/ Deed of Trust and Security Agreement..15
                  3.1.2      Collateral Assignment of Leases and Rents.......16
                  3.1.3      Collateral Assignment of Contracts..............16
                  3.1.4      Guaranties......................................16
                  3.1.5      Environmental Compliance and Indemnification
                               Agreement.....................................16
                  3.1.6      Ownership Interest and Inter-Company Loan
                               Pledge........................................16
         3.2      Loan Documents and Security Documents......................16
         3.3      Removal of Individual Property as a Borrowing Base Property
                    - Borrower...............................................17
         3.4      Removal of Individual Property as a Borrowing Base Property
                    - Administrative Agent...................................18
         3.5      Additional Borrowing Base Property.........................19

4.       CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES..................20

5.       CONDITIONS PRECEDENT................................................20

         5.1      Closing Loan and Funding Initial Loan Advance..............20
                  5.1.2      Financial Information; No Material Change.......20
                  5.1.3      Warranties and Representations Accurate.........21
                  5.1.4      Validity and Sufficiency of Security Documents..21
                  5.1.5      Litigation......................................22
                  5.1.6      Formation Documents and Entity Agreements.......22
                  5.1.7      Compliance With Law.............................23
                  5.1.8      Compliance With Financial Covenants.............23
                  5.1.9      Borrowing Base Property Due Diligence...........23
                  5.1.10     Condition of Property...........................23
                  5.1.11     Insurance.......................................23
                  5.1.12     Third Party Consents and Agreements.............23
                  5.1.13     Cash Management.................................23
                  5.1.14     Legal and other Opinions........................23
                  5.1.15     No Default......................................23

6.       WARRANTIES AND REPRESENTATIONS......................................24

         6.1      Formation..................................................24
         6.2      Proceedings; Enforceability................................24
         6.3      Conflicts..................................................24
         6.4      Ownership and Taxpayer Identification Numbers..............25
         6.5      Litigation.................................................25
         6.6      Information................................................25
         6.7      Taxes......................................................25
         6.8      Financial Information......................................25
         6.9      Control Provisions.........................................25
         6.10     Formation Documents........................................26
         6.11     Bankruptcy Filings.........................................26
         6.12     Investment Company.........................................26
         6.13     Holding Company............................................26

                                                (3)

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         6.14     Borrowing Base Properties..................................26
         6.15     Use of Proceeds............................................28
         6.16     Insurance..................................................28
         6.17     Deferred Compensation and ERISA............................28
         6.18     Conditions Satisfied.......................................28
         6.19     No Default.................................................28
         6.20     Other Loan Parties' Warranties and Representations.........28
         6.21     Qualification as a REIT....................................28
         6.22     Regarding Representations and Warranties...................28

7.       AFFIRMATIVE COVENANTS...............................................29

         7.1      Notices....................................................29
         7.2      Financial Statements; Reports; Officer's Certificates......29
                  7.2.1      Annual Statements...............................29
                  7.2.2      Periodic Statements.............................29
                  7.2.3      Borrowing Base Property Reports.................30
                  7.2.4      SEC Reports.....................................30
                  7.2.5      Compliance Certificates.........................30
                  7.2.6      Data Requested..................................30
                  7.2.7      Tax Returns.....................................30
                  7.2.8      Lease Notices...................................30
                  7.2.9      Ground Lessor Interest Notices..................31
                  7.2.10     Entity Notices..................................31
                  7.2.12     Property Finance................................31
                  7.2.13     Notice of Litigation............................31
         7.3      Existence..................................................31
         7.4      Payment of Taxes...........................................31
         7.5      Insurance; Casualty, Taking................................32
         7.6      Inspection.................................................32
         7.7      Loan Documents.............................................32
         7.8      Further Assurances.........................................33
         7.9      Books and Records..........................................33
         7.10     Business and Operations....................................33
         7.11     Title......................................................33
         7.12     Estoppel...................................................34
         7.13     ERISA......................................................34
         7.14     Depository Account.........................................35
         7.15     Costs and Expenses.........................................35
         7.16     Appraisals.................................................35
                  7.16.1     Appraisal.......................................35
                  7.16.2     Costs of Appraisal..............................35
         7.17     Indemnification............................................35
         7.18     Leasing Matters............................................36
                  7.18.1     Administrative Agent's Approval Required........36
                  7.18.2     Borrower's Requests.............................36
                  7.18.3     Response........................................37
                  7.18.4     Advance Information.  ..........................37
                  7.18.5     Preliminary Submission.  .......................37
         7.19     Interest Expense Coverage..................................37
         7.20     Leverage Ratio.............................................37
         7.21     Fixed Charge Ratio.........................................38
         7.22     Net Worth..................................................38

                                       (4)

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         7.23     Borrowing Base Property Covenants..........................38
         7.25     Replacement Documentation..................................38
         7.26     Other Covenants............................................38
         7.27     Maintenance of REIT Status.................................39
         7.28     Lenders' Consultants.......................................39
                  7.28.1     Right to Employ. ...............................39
                  7.28.2     Functions.......................................39
                  7.28.3     Payment.........................................39
                  7.28.4     Access..........................................39
                  7.28.5     No Liability....................................39

8.       NEGATIVE COVENANTS..................................................39

         8.1      No Changes to Borrower and other Loan Parties..............39
         8.2      Restrictions on Liens......................................40
         8.3      Consolidations, Mergers, Sales of Assets, Issuance and Sale
                   of Equity.................................................40
         8.4      Restrictions on Debt.......................................42
         8.5      Other Business.............................................42
         8.6      Change of Control..........................................43
         8.7      Forgiveness of Debt........................................43
         8.8      Affiliate Transactions.....................................43
         8.9      ERISA.     ................................................43
         8.10     Bankruptcy Filings.........................................43
         8.11     Investment Company.........................................43
         8.12     Holding Company............................................43
         8.13     Use of Proceeds............................................43
         8.14     Distributions..............................................43
         8.15     Restrictions on Investments................................43
         8.16     Negative Pledges, etc......................................44

9.       SPECIAL PROVISIONS..................................................44

         9.1      Legal Requirements.........................................44
         9.2      Limited Recourse Provisions................................44
                  9.2.1      Borrower Fully Liable...........................44
                  9.2.2      Certain Non-Recourse............................44
                  9.2.3      Additional Matters..............................45
         9.3      Payment of Obligations.....................................45

10.      EVENTS OF DEFAULT...................................................45

         10.1     Default and Events of Default..............................45
                  10.1.1     Failure to Pay the Loan.........................45
                  10.1.2     Failure to Make Other Payments..................45
                  10.1.3     Note, Security Documents, and Other Loan
                               Documents.....................................46
                  10.1.4     Default under Other Agreements..................46
                  10.1.5     Representations and Warranties..................46
                  10.1.6     Affirmative Covenants...........................46
                  10.1.7     Negative Covenants..............................46
                  10.1.8     Financial Status and Insolvency.................46
                  10.1.9     Loan Documents..................................47
                  10.1.10    Judgments.......................................47
                  10.1.11    ERISA...........................................47

                                       (5)

                  10.1.12    Change of Control...............................47
                  10.1.15    Generally.......................................48
         10.2     Grace Periods and Notice...................................48
                  10.2.1     No Notice or Grace Period.......................48
                  10.2.2     Nonpayment of Interest..........................48
                  10.2.3     Other Monetary Defaults.........................48
                  10.2.4     Nonmonetary Defaults Capable of Cure............48
                  10.2.5     Borrowing Base Property Defaults................49

11.      REMEDIES............................................................49

         11.1     Remedies...................................................49
                  11.1.1     Accelerate Debt.................................49
                  11.1.2     Collateralize Letters of Credit.................49
                  11.1.3     Pursue Remedies.................................49
         11.2     Written Waivers............................................49
         11.3     Power of Attorney..........................................49

12.      SECURITY INTEREST AND SET-OFF.......................................50

         12.1     Security Interest..........................................50
         12.2     Set-Off....................................................50
         12.3     Right to Freeze............................................51
         12.4     Additional Rights..........................................51

13.      THE ADMINISTRATIVE AGENT AND THE LENDERS............................51

         13.1     Rights, Duties and Immunities of the Administrative Agent..51
                  13.1.1     Appointment of Administrative Agent.............51
                  13.1.2     Administration of Loan by Administrative Agent..51
                  13.1.3     Delegation of Duties............................52
                  13.1.4     Exculpatory Provisions..........................52
                  13.1.5     Reliance by Administrative Agent................52
                  13.1.6     Notice of Default...............................53
                  13.1.7     Lenders' Credit Decisions.......................53
                  13.1.8     Administrative Agent's Reimbursement and
                               Indemnification...............................53
                  13.1.9     Administrative Agent in its Individual Capacity.54
                  13.1.10    Successor Administrative Agent..................54
                  13.1.11    Duties in the Case of Enforcement...............54
         13.2     Respecting Loans and Payments..............................55
                  13.2.1     Procedures for Loans............................55
                  13.2.2     Nature of Obligations of Lenders................55
                  13.2.3     Payments to Administrative Agent................56
                  13.2.4     Distribution of Liquidation Proceeds............56
                  13.2.5     Adjustments.....................................57
                  13.2.6     Setoff..........................................57
                  13.2.7     Distribution by Administrative Agent............57
                  13.2.8     Delinquent Lender...............................57
                  13.2.9     Holders.........................................58
         13.3     Assignment and Participation...............................58
                  13.3.1     Conditions to Assignment by Lenders.............58
                  13.3.2     Certain Representations and Warranties..........59

                                       (6)

                  13.3.3     Register........................................60
                  13.3.4     Register........................................60
                  13.3.5     Participations..................................60
                  13.3.6     Disclosure......................................60
                  13.3.7     Miscellaneous Assignment Provisions.............61
                  13.3.8     Assignment by Borrower..........................61
         13.4     Administrative Matters.....................................61
                  13.4.1     Amendment, Waiver, Consent, Etc.................61
                  13.4.2     Deemed Consent or Approval......................62
         13.5     Arranger...................................................62

14.      CASUALTY AND TAKING.................................................62

         14.1     Casualty or Taking; Obligation To Repair...................62
         14.2     Adjustment of Claims.......................................62
         14.3     Payment and Application of Insurance Proceeds and
                    Condemnation Awards......................................63
         14.4     Conditions To Release of Insurance Proceeds................64

15.      GENERAL PROVISIONS..................................................65

         15.1     Notices....................................................65
         15.2     Limitations on Assignment..................................67
         15.3     Further Assurances.........................................67
         15.4     Payments...................................................67
         15.5     Parties Bound..............................................67
         15.6     Governing Law; Consent to Jurisdiction; Mutual Waiver of
                    Jury Trial...............................................68
                  15.6.1      Substantial Relationship.......................68
                  15.6.2      Place of Delivery..............................68
                  15.6.3      Governing Law..................................68
                  15.6.4      Exceptions.....................................68
                  15.6.5      Consent to Jurisdiction........................68
                  15.6.6      JURY TRIAL WAIVER..............................69
         15.7              Survival..........................................69
         15.8     Cumulative Rights..........................................69
         15.9     Claims Against Administrative Agent or Lenders.............69
                  15.9.1     Borrower Must Notify............................69
                  15.9.2     Remedies........................................70
                  15.9.3     Limitations.....................................70
         15.10    Regarding Consents.........................................70
         15.11    Obligations Absolute.......................................70
         15.12    Table of Contents, Title and Headings......................70
         15.13    Counterparts...............................................71
         15.14    Satisfaction of Commitment Letter..........................71
         15.15    Time Of the Essence........................................71
         15.16    No Oral Change.............................................71
         15.17    Monthly Statements.........................................71


                                       (7)

                                    EXHIBITS

Exhibits .....................................................................2

Exhibit A    --   Definitions..............................................EA-1

Exhibit B-1  --   Requisition; Availability Certificate....................EB-1

Exhibit C    --    Note....................................................EC-1

Exhibit D    --   Authorized Representatives...............................ED-1

Exhibit E    --   Required Property, Hazard and Other Insurance............EE-1

Exhibit F    --   Ownership Interests and Taxpayer Identification
                   Numbers.................................................EF-1

Exhibit G    --   Compliance Certificate...................................EG-1

Exhibit H    --   Form of Assignment and Acceptance........................EH-1

Exhibit I    --   Lenders' Commitment......................................EI-1

Exhibit J    --   Borrowing Base Properties................................EJ-1

Exhibit K    --   Loan Agenda.........................................Exhibit A

Exhibit EC   --   Estoppel Certificate................................Exhibit A

Exhibit TP   --   Theater Parcel..........................................3.3.7

Exhibit CC   --   Closing Compliance Certificate..........................3.3.7



                                       (8)

                                    SCHEDULES

                                                                         Page

   Schedule 1.3............................................................1
   Schedule 6.14.2(i).....................................................26
   Schedule 6.14.4(ii)....................................................27
   Schedule 6.14.4(iii)...................................................27
   Schedule 6.14.4(iv)....................................................28
   Schedule 6.14.5........................................................28


                                       (9)

                                 LOAN AGREEMENT


         This agreement ("Loan Agreement" or "Agreement") is made and entered into as of the 30th day of January, 2004, by and between CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Borrower") and FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110, COMMERZBANK AG NEW YORK BRANCH, with an address at 2 World Financial Center, New York, New York 10281, PB CAPITAL CORPORATION, with an address at 590 Madison Avenue, New York, New York, 10022, MANUFACTURERS AND TRADERS TRUST COMPANY, with an address at One M & T Plaza, Buffalo, New York 14240, SOVEREIGN BANK, with an address at 75 State Street, Boston, Massachusetts 02109 RAYMOND JAMES BANK, FSB, with an address at 710 Carillon Parkway, St. Petersburg, Florida 33716, CITIZENS BANK, with an address at 3025 Chemical Road 194-0245, Suite 245, Plymouth Meeting, Pennsylvania 19462, and the other lending institutions which are or may hereafter become parties to this Agreement pursuant to Section 13.3 (the "Lenders") and FLEET NATIONAL BANK, a national banking association, with a place of business at 100 Federal Street, Boston, Massachusetts, 02110, as agent for itself and such other lending institutions (the "Administrative Agent").

                                   WITNESSETH:

         1. BACKGROUND.

         1.1 Defined Terms. Capitalized terms used in this Agreement are defined either in Exhibit A, or in specific sections of this Agreement, or in another Loan Document, as referenced in Exhibit A.

         1.2 Borrower. Borrower is a limited partnership organized under the laws of the State of Delaware of which the sole general partner is CSC.

         1.3 Use of Loan Proceeds. Borrower has applied to Lenders for a revolving loan of not to exceed ONE HUNDRED MILLION DOLLARS ($100,000,000.00) ("Loan"), the proceeds of which are to be used to (a) repay certain existing indebtedness of the Borrower, (b) provide working capital to the Borrower, CSC, and the Borrower Subsidiaries, (c) to provide funds for acquisitions, development, capital expenditures, and refinancings of real estate properties by the Borrower, CSC, and the Borrower Subsidiaries, (d) to pay certain closing and transactional costs as approved by the Administrative Agent, and (e) for other lawful REIT purposes, including, without limitation, the disbursements on the Closing Date set forth in Schedule 1.3.

         1.4 Guaranties. As an inducement to Lenders to make the Loan, CEDAR SHOPPING CENTERS, INC., a Maryland corporation, ("CSC") and each Borrowing Base Property Owner (severally and collectively called "Guarantor" or "Guarantors") have agreed to furnish guaranties to the Administrative Agent, for the ratable benefit of the Lenders. The establishment of the facility provided for herein and the making of the Loan is in the best interest of each of the Guarantors as the proceeds of the Loan are being, or may be, used to satisfy Debt of certain of the Guarantors and to make available funds to the Guarantors for working capital purposes and for acquisitions, development, capital expenditures, and refinancings of real estate properties. The Lenders have advised the Borrower that the Lenders will not establish this facility without the Guaranty from the Guarantors.

         1.5 Loan. Subject to all of the terms, conditions and provisions of this Agreement, and of the agreements and instruments referred to herein, each of the Lenders agrees severally to make a loan to the Borrower up to a maximum aggregate principal amount equal to such Lender's Commitment, and Borrower agrees to accept and repay the Loan in accordance with the terms of this Agreement.

         2. LOAN PROVISIONS.

         2.1      General Loan Provisions.

                  2.1.1 Limit.

                           (i) Subject to all of the terms and conditions
                  hereof, the Lenders hereby agree to lend to Borrower, and Borrower may borrow, reborrow and repay from time to time sums (the "Loan Advances") between the date hereof and the Initial Maturity Date, provided that (a) the aggregate of (1) outstanding principal balance of the Loan plus (2) the L/C Exposure, shall at no time exceed (b) the least of (1) the Established Loan Amount, (2) the Total Commitment, or (3) the Availability (the least of (1), (2) or (3), the "Maximum Loan Amount").

                           (ii) The obligations of the Lenders hereunder are
                  several and independent and not joint. Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan.

                           (iii) The Borrower acknowledges and agrees that no
                  Loan Advances shall be made during the Extended Term, if applicable.

                  2.1.2 Procedures and Limits. Until the Initial Maturity Date, the Lenders shall, subject to compliance with all of the other terms, conditions and provisions of this Agreement and there then occurring no Default or Event of Default, make disbursements to Borrower of Loan Advances in installments in accordance with the following:

                           (i) Written Requests. Loan Advances shall be made, at
                  Borrower's written request to Administrative Agent, not more frequently than four (4) times a month, on the basis of written requests, made in accordance with the method and procedures described in Section 2.1.3 below; and Administrative Agent shall act upon such requests within three
                  (3) Business Days following the receipt of a written request from Borrower for a Loan Advance, which action may include, without limitation, funding the requested Loan Advance, or specifying the basis for not funding and, when applicable, requesting additional information and supporting documentation. The date on which any Loan Advance is funded (or Letter of Credit is issued) is herein called a "Drawdown Date."

                           (ii) Requisitions, Certifications. Each request for a
                  Loan Advance shall be in writing and in the form attached hereto as Exhibit B-1, and shall include an updated Availability Certificate in the form of Exhibit B-1 attached hereto. Each such request shall specify (i) the amount of the Loan Advance requested, (ii) the purpose of the Loan Advance requested, (iii) the aggregate outstanding principal balance of the Loan plus L/C Exposure, (iv) the then aggregate remaining amount which may be funded under the Note, and (v) calculations evidencing the Borrower's continued compliance with the Financial Covenants, as satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower, except to the extent the contemplated Loan Advance will result in noncompliance with the Financial Covenants. Each request for a Loan Advance hereunder shall be for (a) a minimum amount of $500,000.00, and (b) an amount not to exceed
                  (x) the Maximum Loan Amount less (y) the aggregate of the then outstanding principal balance of the Loan plus L/C Exposure.

                  2.1.3 Funding Procedures. The following terms and provisions shall apply to any Loan Advance:

                           (i) Upon the satisfaction of the conditions set forth
                  in this Section 2.1, to the extent applicable, Administrative Agent on behalf of the Lenders will either (x) deposit into a Depository Account of the Borrower or (y) disburse to, or for the benefit of, the Borrower or any Borrower Subsidiary (as directed by the Borrower) the amount of the Loan Advance requested by Borrower pursuant to this Section 2.1 provided the Administrative Agent has received from the Lenders immediately available funds not later than 1:00 p.m. (Eastern time) on the proposed Drawdown Date (to the extent immediately available funds are received later than 1:00 p.m (Eastern time), Administrative Agent, on behalf of the Lenders, will make the deposit into the Depository Account on the following Business Day), provided that if Borrower's request for a Loan Advance so specifies, instead of making such deposit, Administrative Agent on behalf of the Lenders shall fund all or a portion of such Loan Advance received by the Administrative Agent from the Lenders directly by wire transfer of immediately available funds to a third party (in accordance with wiring instruction specified in such request), in which event such funds shall be wired by no later than 2:00 p.m. (Eastern time) on the proposed Drawdown Date.

                           (ii) Each request for a Loan Advance hereunder shall
                  constitute a representation and warranty by Borrower that the conditions set forth in Section 5.1 hereof, as the case may be, have been satisfied on the date of such request and will be satisfied on the proposed Drawdown Date, unless otherwise disclosed in writing to the Administrative Agent prior to or at the time of such request, including the Borrower's continued compliance with the Financial Covenants, as satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower, except to the extent the contemplated Loan Advance will result in noncompliance with the Financial Covenants. Notwithstanding any such disclosure, the disclosure by Borrower to Administrative Agent that one or more of the conditions set forth in Section 5.1 hereof are not satisfied as of the date of Borrower's request for a Loan Advance or will not be satisfied as of the proposed Drawdown Date shall entitle Administrative Agent to refuse to make the Loan Advance requested by Borrower.

                           (iii) If any Event of Default shall occur and be
                  continuing, the Administrative Agent may, by notice to Borrower, terminate the obligation of the Lenders to fund Loan Advances in respect of the then unfunded portion of the Note, and, upon such notice being given, such obligation of the Lenders to make any further Loan Advances in respect of the then unfunded portion of the Note shall terminate immediately and the Lenders shall be relieved of all further obligations to make any Loan Advances to Borrower.

         2.2      Term of Loan.

                  2.2.1 The Loan shall be for a term (the "Initial Term") commencing on the date hereof and ending on January 30, 2007 or such earlier date as the Loan is accelerated pursuant to the terms of this Agreement upon an Event of Default (the "Initial Maturity Date"). The Initial Term may be extended for one year ("Extended Term") until January 30, 2008 ("Extended Maturity Date") upon satisfaction of the conditions set forth in Section 2.2.3 (hereinafter, the Initial Maturity Date and the Extended Maturity Date may be referred to herein sometimes as the "Maturity Date" as may be applicable).

                  2.2.2 Termination/Reduction.

                           (i) The Borrower shall have the right to terminate
                  the Loan prior to the originally scheduled Maturity Date by providing the Administrative Agent with ten (10) days' written notice of the Borrower's intention to terminate the Loan (the date of such termination being the "Borrower Termination Date"). In the event that the Borrower provides such written notice to the Administrative Agent, (i) as of the date of the notice, the Lenders shall have no further obligation to make or issue, and the Borrower shall have no further right to receive or request, any Loan Advances or any Letters of Credit hereunder, and (ii) the Borrower shall be obligated on the Borrower Termination Date to (x) pay in full all accrued interest, principal and other charges due with respect to the Loan, including, without limitation, any Breakage Fees due on account of such payment and (y) either (1) provide Administrative Agent with cash collateral equal to the outstanding amount of all outstanding Letters of Credit from a source other than the proceeds of the Loan or (2) return all outstanding Letters of Credit to the Administrative Agent. If such cash collateral is posted, such funds shall be held in an interest bearing account at the Administrative Agent, shall be pledged to secure the Obligations, and shall be refunded on a dollar for dollar basis to the Borrower upon the return to the Administrative Agent, or the expiration, of each Letter of Credit.

                           (ii) The Borrower shall have the right to reduce the
                  Established Loan Amount to an amount not less than $75,000,000.00 prior to the originally scheduled Maturity Date by providing the Administrative Agent with ten (10) days' written notice of the Borrower's intention to reduce the Established Loan Amount (the date of such reduction being the "Borrower Reduction Date"). In the event that the Borrower provides such written notice to the Administrative Agent, (i) as of the date of the notice, the Lenders shall have no further obligation to make or issue, and the Borrower shall have no further right to receive or request, any Loan Advances or any Letters of Credit such that the (1) outstanding principal balance of the Loan plus (2) the L/C Exposure, would exceed such reduced Established Loan Amount, and (ii) the Borrower shall be obligated on the Borrower Reduction Date to
                  (x) pay in full the excess of (1) outstanding principal balance of the Loan plus (2) the L/C Exposure (less any portion of the L/C Exposure which is cash collateralized as set forth in section (y) below), over the reduced Established Loan Amount, including, without limitation, any Breakage Fees due on account of such payment and/or (y) provide Administrative Agent with cash collateral equal to such excess with respect to Letters of Credit from a source other than the proceeds of the Loan. If such cash collateral is posted, such funds shall be held in an interest bearing account at the Administrative Agent, shall be pledged to secure the Obligations, and shall be refunded on a dollar for dollar basis to the Borrower upon the return to the Administrative Agent, or the expiration, of each Letter of Credit. In order to effect such reduced Established Loan Amount, the Administrative Agent shall be entitled to reduce the Lenders'

                  Commitments in such fashion as the Administrative Agent deems reasonably appropriate.

                  2.2.3 Upon satisfaction of each of the following conditions, Borrower may extend the Initial Maturity Date of the Loan until the Extended Maturity Date:

                           (i) No Default. No Default shall exist on the date of
                  the Borrower's written notice for an extension as provided for below and on the Initial Maturity Date.

                           (ii) Notice From Borrower. Borrower shall have given
                  Administrative Agent (and the Administrative Agent shall give prompt notice thereof to the Lenders) written notice of Borrower's request to exercise its extension right at least forty five (45) days, but no more than ninety (90) days, before the Initial Maturity Date.

                           (iii) Covenant Compliance. No breach of any covenants
                  imposed upon Borrower or Guarantor shall exist including, without limitation, the Financial Covenants.

                           (iv) Conditions Satisfied. All of the conditions set
                  forth in Section 5.1 of this Agreement, to the extent applicable, shall continue to be satisfied.

                           (v) Extension Fee. The Borrower shall have paid to
                  the Administrative Agent an extension fee (the "Extension Fee") for the pro rata benefit of the Lenders of one-quarter percent (0.25%) of the outstanding principal balance of the Loan, such Extension Fee to be payable at least five (5) days prior to the Initial Maturity Date.

                           (vi) Appraisals. The Administrative Agent shall have
                  obtained an updated Appraisal on each Borrowing Base Property.

                           (vii) Additional Documents. Borrower and Guarantor
                  shall have executed and delivered to Administrative Agent such agreements and documents as Administrative Agent may reasonably require incident to the extension.

                           (viii) Before End of Term. Each of the foregoing
                  conditions are satisfied not later than, and on, the Initial Maturity Date.

         Within thirty (30) days following receipt by Administrative Agent and each of the Lenders of Borrower's written notice under clause 2.2.3(ii) above requesting the extension accompanied by those of the items described above which are then available, Administrative Agent shall notify Borrower in writing if all of the conditions precedent to the extension, other than payment of the Extension Fee, have been satisfied, or if further information, certificates or work are required. If Administrative Agent determines that the conditions to extension have been satisfied, other than payment of the Extension Fee, Administrative Agent shall so notify Borrower and the Lenders and upon Administrative Agent's receipt of the Extension Fee not later than five
         (5) days prior to the Initial Maturity Date, so long as no Default exists, the term of the Loan shall be extended until the Extended Maturity Date.

         2.3 Interest Rate and Payment Terms. The Loan shall be payable as to interest and principal in accordance with the provisions of this Agreement and the Note. This Agreement also provides for interest at a Default Rate, Late Charges and prepayment rights and fees. All payments for the account of Lenders shall be applied to the respective accounts of the Lenders in accordance with each Lender's Commitment Percentage of the Loan. Any and all interest rate selection and conversion provisions in this Agreement are to be administered by the Administrative Agent and to be allocated on a pro rata basis to the portion of the balance due under the Note held by each Lender based upon such Lender's Commitment Percentage.

                  2.3.1 Borrower's Options. Principal amounts outstanding under the Loan shall bear interest at the following rates, at Borrower's selection, subject to the conditions and limitations provided for in this Agreement: (i) Variable Rate or (ii) Effective LIBO Rate.

                  2.3.2 Selection To Be Made. Borrower shall select, and thereafter may change the selection of, the applicable interest rate, from the alternatives otherwise provided for in this Agreement, by giving Administrative Agent a Notice of Rate Selection (in accordance with the requirements of Section 2.3.3, below): (i) three (3) Business Days prior to each Loan Advance, (ii) two (2) Business Days prior to the end of each Interest Period applicable to an Effective LIBO Rate Advance which shall be continued as an Effective LIBO Rate Advance, or
         (iii) two (2) Business Days prior to any Business Day on which Borrower desires to convert an outstanding Variable Rate Advance to an Effective LIBO Rate Advance.

                  2.3.3 Notice. A "Notice of Rate Selection" shall be a written notice, given by cable, tested telex, telecopier, or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of Borrower which: (i) is received by Administrative Agent not later than 10:00 a.m. (Eastern time): (a) if an Effective LIBO Rate is selected, at least two (2) Business Days prior to the first day of the Interest Period to which such selection is to apply,
         (b) if a Variable Rate is selected, on the first day of the Interest Period to which such selection is to apply; and (ii) as to each selected interest rate option, sets forth the aggregate principal amount(s) to which such interest rate option(s) shall apply and the Interest Period(s) applicable to each Effective LIBO Rate Advance.

                  2.3.4 If No Notice. If Borrower fails to select an interest rate option in accordance with the foregoing prior to a Loan Advance, or at least two (2) Business Days prior to the last day of the applicable Interest Period of an outstanding Effective LIBO Rate Advance, or if an Effective LIBO Rate Advance is not available, any new Loan Advance made shall be deemed to be a Variable Rate Advance, and on the last day of the applicable Interest Period all outstanding principal amounts of the applicable Effective LIBO Rate Advance shall be deemed converted to a Variable Rate Advance.

                  2.3.5 Telephonic Notice. Without any way limiting Borrower's obligation to confirm in writing any telephonic notice, Administrative Agent may act without liability upon the basis of telephonic notice believed by Administrative Agent in good faith to be from Borrower prior to receipt of written confirmation. In each case Borrower hereby waives the right to dispute Administrative Agent's record of the terms of such telephonic Notice of Rate Selection in the absence of manifest error.

                  2.3.6 Limits On Options, One Selection Per Month. Each Effective LIBO Rate Advance shall be in a minimum amount of $1,000,000.00. At no time shall there be outstanding a total of more than five (5) Effective LIBO Rate Advances combined at any time.

                  2.3.7 Payment and Calculation of Interest. All interest shall be: (a) payable in arrears commencing February 1, 2004 and on the same day of each month thereafter until the principal together with all interest and other charges payable with respect to the Loan shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Agreement. Interest at the Effective LIBO Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

                  2.3.8 Mandatory Principal Payments.

                           (i) If, on any day, the aggregate of (a) the
                  outstanding principal balance of the Loan, plus (b) the L/C Exposure, exceeds the Maximum Loan Amount, then the Borrower shall make a principal payment to the Administrative Agent, for the ratable benefit of the Lenders, in the amount of such excess, including, without limitation, any payment required to comply with the terms of Section 3.4, below, in immediately available funds within ten (10) Business Days of demand from the Administrative Agent; provided, however, if during such ten (10) Business Day period the Borrower delivers to the Administrative Agent satisfactory Funding Evidence, such ten
                  (10) Business Day period shall be extended for such additional time as is determined by the Administrative Agent to be required for Borrower, acting in due diligence, to obtain such funds, not to exceed an additional sixty (60) days.

                           (ii) In connection with the release of the Lien in
                  favor of the Administrative Agent on behalf of the Lenders on any Borrowing Base Property in accordance with Section 3.3, the Borrower shall prepay the Loan in an amount equal to the Release Price, if any, of the said Borrowing Base Property simultaneously with, or prior to, the release of the said Lien (any payment due under subsections (i) or (ii), a "Mandatory Principal Payment").

                           (iii) If the Initial Maturity Date is extended to the
                  Extended Maturity Date, in addition to any other payments required under this Section 2.3.8, the Borrower shall make monthly principal payments commencing on February 1, 2007 and on the first Business Day of each month thereafter, based on a twenty five (25) year amortization schedule of the outstanding principal balance of the Loan as of the Initial Maturity Date and an assumed interest rate equal to the Effective LIBO Rate as of the Initial Maturity Date.

                           (iv) The entire principal balance of the Loan shall
                  be due and payable in full on the Maturity Date.

                  2.3.9 Prepayment. The Loan or any portion thereof may be prepaid in full or in part at any time upon five (5) days' prior written notice to the Administrative Agent without premium or penalty with respect to Variable Rate Advances and, with respect to Effective LIBO Rate Advances subject to the Breakage Fee. Any Mandatory Principal Prepayment and any other partial prepayment of principal shall first be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve Borrower of the obligation to pay each installment of principal when due. Any amounts prepaid may be reborrowed subject to the terms hereof.

                  2.3.10 Maturity. At Maturity all accrued interest, principal and other charges due with respect to the Loan shall be due and payable in full and the principal balance and such other charges, but not unpaid interest, shall, at the option of the Administrative Agent, continue to bear interest thereafter at the Default Rate until so paid.

                  2.3.11 Method of Payment; Date of Credit. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments: (a) by direct charge to an account of Borrower maintained with Administrative Agent, or (b) by wire transfer to Administrative Agent or (c) to such other bank or address as the holder of the Loan may designate in a written notice to Borrower. Payments shall be credited on the Business Day on which immediately available funds are received prior to 1:00 p.m. (Eastern time); payments received after 1:00 p.m. (Eastern time) shall be credited to the Loan on the next Business Day. Payments which are by check, which Administrative Agent may at its option accept or reject, or which are not in the form of immediately available funds shall not be credited to the Loan until such funds become immediately available to Administrative Agent, and, with respect to payments by check, such credit shall be provisional until the item is finally paid by the payor bank.

                  2.3.12 Billings. Administrative Agent may submit monthly billings reflecting payments due; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Administrative Agent to submit a billing nor any error in any such billing shall excuse Borrower from the obligation to make full payment of all Borrower's payment obligations when due.

                  2.3.13 Default Rate. Administrative Agent shall have the option of imposing, and shall impose upon the direction of the Required Lenders, and Borrower shall pay upon billing therefor, an interest rate which is four percent (4.0%) per annum above the Effective LIBO Rate or Variable Rate then in effect with respect to Loan Advances (as the case may be) ("Default Rate"): (a) following any Event of Default, unless and until the Event of Default is waived by Administrative Agent; and
         (b) after Maturity. Borrower's right to select pricing options shall cease upon the occurrence of any Event of Default unless and until the Event of Default is waived by Administrative Agent.

                  2.3.14 Late Charges. Borrower shall pay a late charge (herein, the "Late Charge") equal to five percent (5%) of the amount of any interest or scheduled payment of principal (other than the final principal payment due upon the Maturity Date), which is not paid within ten (10) days of the due date thereof. Late charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Administrative Agent and the Lenders for administrative and processing costs incident to late payments, (c) are not interest, and (d) shall not be subject to refund or rebate or credited against any other amount due.

                  2.3.15 Breakage Fees. Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders, immediately upon request and notwithstanding contrary provisions contained in any of the Loan Documents, such amounts as shall, in the conclusive judgment of Administrative Agent (in the absence of manifest error), compensate Administrative Agent and the Lenders for the loss, cost or expense which it may reasonably incur as a result of (i) any payment or prepayment, under any circumstances whatsoever, whether voluntary or involuntary, of all or any portion of an Effective LIBO Rate Advance on a date other than the last day of the applicable Interest

         Period of an Effective LIBO Rate Advance, (ii) the conversion, for any reason whatsoever, whether voluntary or involuntary, of any Effective LIBO Rate Advance to a Variable Rate Advance on a date other than the last day of the applicable Interest Period, (iii) the failure of all or a portion of a Loan which was to have borne interest at the Effective LIBO Rate pursuant to the request of Borrower to be made under the Loan Agreement (except as a result of any act or omission of Lender), or
         (iv) the failure of Borrower to borrow in accordance with any request submitted by it for an Effective LIBO Rate Advance. Such amounts payable by Borrower shall be equal to any administrative costs actually incurred plus any amounts required to compensate for any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Administrative Agent or any Lender to fund or maintain an Effective LIBO Rate Advance (herein, collectively, the "Breakage Fee").

         2.4 Loan Fees; Administrative Agent's Fees.

                  2.4.1 Loan Fees. Borrower shall pay Administrative Agent for its own account the various fees in accordance with the Fee Letter between the Borrower and the Administrative Agent.

                  2.4.2 Line Fee. Borrower agrees to pay an unused line fee (the "Line Fee") to Administrative Agent for the pro rata benefit of the Lenders calculated at the rate of the Line Percentage multiplied by the average daily amount during each quarter or portion thereof from the date hereof to the Maturity Date by which the Total Commitments exceeds the aggregate of (i) the outstanding principal balance of the Loan and
         (ii) the L/C Exposure. The Line Fee shall be payable to the Administrative Agent quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, with a final payment on the Maturity Date and the first and last payments to be prorated based upon the partial calendar quarters to which they apply.

                  2.4.3 Issuance Fees. Upon the issuance of a Letter of Credit, Borrower shall pay to the Administrative Agent for its own account an issuance fee in the amount of one- eighth of one percent (0.125%) of the face amount of each Letter of Credit.

                  2.4.4 Letter of Credit Fees. Borrower agrees to pay a per annum Letter of Credit fee to Administrative Agent for the pro rata benefit of the Lenders equal to the Applicable Margin for LIBO Rate Advances multiplied by the face amount of each Letter of Credit, payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, with a final payment on the Maturity Date. The first and last payments of such Letter of Credit fee are to be prorated based upon the partial calendar quarters to which they apply.

         2.5 Acceleration. The Administrative Agent may, and upon the request of the Required Lenders shall, accelerate the Loan, upon the occurrence an Event of Default which remains continuing. Upon such an acceleration, all principal, accrued interest, Breakage Fee, any other fees, and costs and expenses shall be due and payable together with interest on such principal at the Default Rate from the date of the Event of Default until paid.

         2.6 Additional Provisions Related to Interest Rate Selection.

                  2.6.1 Increased Costs. If, due to any one or more of: (i) the introduction of any applicable law or regulation or any change (other than any change by way of imposition or increase of reserve requirements already referred to in the definition of Effective LIBO
         Rate) in the interpretation or application by any authority charged with the interpretation or application thereof of any law or regulation; or
         (ii) the compliance with any guideline or request from any governmental central bank or other governmental authority (whether or not having the force of law) (an event described in the preceding clause (i) or (ii) an "Increased Cost Event"), there shall be an increase in the cost to any Lender of agreeing to make or making, funding or maintaining Effective LIBO Rate Advances, including without limitation changes which affect or would affect the amount of capital or reserves required or expected to be maintained by any such Lender, with respect to all or any portion of the Loan, or any corporation controlling any Lender, on account thereof, then Borrower from time to time shall, within twenty
         (20) days after written demand by Administrative Agent, pay to such Lender the incremental increase in Lender's cost due to the Increased Cost Event. A certificate as to the amount of the increased cost and the reason therefor submitted to Borrower by Administrative Agent, in the absence of manifest error, shall be conclusive and binding for all purposes.

                  2.6.2 Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or change in or in the interpretation of any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for any Lender to make or maintain Effective LIBO Rate Advances or to continue to fund or maintain Effective LIBO Rate Advances, and such Lender, without cost or expense, cannot hold or administer its Commitment from an office where maintaining and funding Effective LIBO Rate Advances can be accomplished, then, on written notice thereof and demand by Administrative Agent to Borrower, (a) the obligation of Administrative Agent to make Effective LIBO Rate Advances and to convert or continue any Loan as Effective LIBO Rate Advances shall terminate and (b) at the end of the applicable Interest Period, Borrower shall convert all principal outstanding under this Agreement into Variable Rate Advances.

                  2.6.3 Additional LIBO Rate Conditions. The selection by Borrower of an Effective LIBO Rate and the maintenance of the Effective LIBO Rate Advance at such rate shall be subject to the following additional terms and conditions:

                           A. Availability. If, before or after Borrower has
                  selected to take or maintain an Effective LIBO Rate Advance, but before the Interest Period with respect thereto commences, the Administrative Agent notifies Borrower that:

                                    (a) Dollar deposits in the amount and for
                           the maturity requested are not available to Lenders in the London interbank market at the rate specified in the definition of LIBO Rate set forth above, or

                                    (b) reasonable means do not exist for
                           Administrative Agent to determine the Effective LIBO Rate for the amounts and maturity requested,

                  then the principal which would have been an Effective LIBO Rate Advance shall be a Variable Rate Advance.

                           B. Payments Net of Taxes. All payments and
                  prepayments of principal and interest under this Agreement shall be made net of any taxes (excluding taxes imposed on or measured by the overall net income of any Lender or any agent of any Lender and all franchise or gross receipts tax of any Lender or any agent of any Lender) and costs resulting from having principal outstanding at or computed with reference, to an Effective LIBO Rate. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs as to which payments are to be made net of are taxes, or the withholding of amounts for taxes, of any nature whatsoever including income, excise, interest equalization taxes (other than United States or state income taxes) as well as all levies, imposts, duties or fees whether now in existence or as the result of a change in or promulgation of any treaty, statute, regulation, or interpretation thereof or any directive guideline or otherwise by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or the time of payment of, such taxes and other amounts resulting therefrom. Each Lender organized under the laws of a jurisdiction outside of the United States (a "Foreign Lender") shall provide to the Borrower and the Administrative Agent two properly completed and executed Internal Revenue Service Forms W-8BEN or other applicable forms, certificates or documents prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to complete exemption from United States withholding tax under an applicable statute or tax treaty with respect to payments to be made to such Foreign Lender hereunder ("Certificates of Exemption"). Each Foreign Lender shall provide such Certificates of Exemption on or before the Closing Date, and shall provide Certificates of Exemption on or before the first business day of each taxable year of such Foreign Lender thereafter. Each Foreign Lender that becomes a Lender pursuant to Section 13.3 after the Closing Date shall provide Certificates of Exemption on or before the date such Foreign Lender becomes a Lender and on or before the first business day of each taxable year of such Foreign Lender thereafter. If a Foreign Lender does not provide a Certificate of Exemption to Borrower and the Administrative Agent within the time periods set forth in the preceding sentence, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall be permitted to deduct the amount withheld from the amount it otherwise would have been required to pay, provided that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Administrative Agent. Each Lender that is not a Foreign Lender and is not exempt from backup withholding under the Code with respect to payments made under this Agreement shall provide a properly completed and executed IRS Form W-9 to the Borrower promptly after becoming a Lender under this Agreement. If a Lender fails to comply with its obligations under the preceding sentence and Borrower pays backup withholding as a result of such failure, Borrower shall be permitted to deduct the amount withheld from the amount it otherwise would have been required to pay to the Lender.

                  2.6.4 Variable Rate Advances. Each Variable Rate Advance shall continue as a Variable Rate Advance until Maturity of the Loan, unless sooner converted, in whole or in part, to an Effective LIBO Rate Advance, subject to the limitations and conditions set forth in this Agreement.

         2.7 Letters of Credit.

                  2.7.1 Borrower has requested the Administrative Agent, and Administrative Agent has agreed, until the Maturity Date and subject to compliance with all of the other terms, conditions and provisions of this Agreement and there then occurring no Default or Event of Default, to issue on behalf of the Lenders one or more letters of credit (individually, a "Letter of Credit" and collectively, "Letters of Credit") for the Borrower as the account party in an aggregate amount not to exceed the lesser of (1) the difference between (x) the Maximum Loan Amount and (y) the then outstanding principal amount of the Loan plus the L/C Exposure or (2) Five Million Dollars ($5,000,000.00). The Borrower shall give the Administrative Agent written notice (each a "Notice of Letter of Credit") that it requires the issuance of a Letter of Credit not later than 11:00 a.m. (Eastern time) on the fourth (4th) Business Day preceding the requested date for issuance thereof under this Agreement (or such later date as the Administrative Agent may in its sole discretion agree to). Such notice shall specify (i) the aggregate amount of the requested Letters of Credit, (ii) the individual amount of each requested Letter of Credit and the number of Letters of Credit to be issued, (iii) the date of such issuance (which shall be a Business Day), (iv) the name and address of the beneficiary and if other than the Borrower, the name and address of the Borrower Subsidiary for whose account the Letter of Credit will be issued, (v) the expiration date of the Letter of Credit,
         (vi) the purpose and circumstances for which such Letter of Credit is being issued, (vii) the terms upon which each such Letter of Credit may be drawn down (which terms shall not leave any discretion to Administrative Agent), (viii) that no Default or Event of Default has occurred and is continuing both before and after giving effect to such issuance, (ix) that the Borrower and all Loan Parties are in compliance in all material respects with all covenants set forth herein after giving effect to such issuance, with compliance with the Financial Covenants being satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower, except to the extent the issuance of the contemplated Letter of Credit will result in noncompliance with the Financial Covenants,
         (x) that all representations and warranties made under the Loan Documents (other than representations and warranties which speak as of a specific date or as to which the Administrative Agent has previously been advised in writing by the Borrower are no longer true and correct) are true, correct and complete in all material respects as if made as of the date of such issuance, and (xii) the L/C Exposure. No later than 10:00 a.m. (Eastern time), on the date that is four (4) Business Days prior to the date of issuance, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit, which if presented by such beneficiary prior to the expiration date of the Letter of Credit would require the Administrative Agent to make a payment under the Letter of Credit; provided, that Administrative Agent may, in its reasonable judgment, require changes in any such documents and certificates only in conformity with changes in customary and commercially reasonable practice or law. In determining whether to pay on such Letter of Credit, the Administrative Agent shall be responsible only to determine that the documents and certificates required to be delivered under the Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  2.7.2 In the event that prior to the Maturity Date, the beneficiary of any Letter of Credit draws all or a portion of the amount thereof, then the portion so drawn shall be treated as a Loan Advance under the Note, and shall bear interest at the Variable Rate and shall be treated as a Variable Rate Advance under, and shall otherwise be payable on the same terms and conditions hereof (provided that the portion so drawn shall not be deemed to be a new Loan Advance for purposes of calculating the Availability, to the extent the issuance of the Letter of Credit shall have so reduced such Availability in accordance with the terms of this Agreement). The foregoing is not intended to prohibit Borrower from converting such Variable Rate Advance to an Effective LIBO Advance in accordance with the provisions of the Note.

                  2.7.3 Each Letter of Credit shall be issued using the standard form of letter of credit then being used by Administrative Agent (which standard form shall, at Borrower's request, be provided by Administrative Agent to Borrower prior to the issuance of any Letter of Credit), and shall have an expiration date no later than thirty (30) days prior to the Maturity Date.

                  2.7.4 Notwithstanding anything to the contrary contained in this Agreement or the Note, in no event shall Borrower have the right to pay off the entire indebtedness evidenced by the Note and, in connection therewith, advise Administrative Agent and the applicable Lenders that it unconditionally waives its right to obtain further applicable Loan Advances and Letters of Credit under the Loan (i.e., Borrower desires to cancel the applicable Note) unless Borrower either
         (i) provides Administrative Agent with cash collateral equal to the outstanding amount of the Letters of Credit from a source other than the proceeds of the Loan or (ii) returns all outstanding Letters of Credit to the Administrative Agent.

                  2.7.5 Upon the issuance of each Letter of Credit, a participation therein in an amount equal to each Lender's Commitment Percentage, shall automatically be deemed granted by the Administrative Agent to each such Lender on the date of such issuance and each Lender shall automatically be obligated to reimburse the Administrative Agent to the extent of its Commitment Percentage for all obligations incurred by the Administrative Agent to third parties in respect of such Letters of Credit, if not otherwise deemed to be a Loan Advance hereunder.

                  2.7.6 The Administrative Agent may accept or pay any draft presented to it, regardless of when drawn and whether or not negotiated, if such draft, the other required documents and any transmittal advice are presented to the Administrative Agent and dated on or before the expiration date of the Letter of Credit under which such draft is drawn. The Administrative Agent may honor as complying with the terms of the Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such other drafts or other documents.

                  2.7.7 The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Administrative Agent (the "Uniform Customs and Practice"), shall be binding on the Borrower and the Administrative Agent except to the extent otherwise provided herein, in any Letter of Credit or in any other Loan Document. Anything in the Uniform Customs and Practice to the contrary notwithstanding:

                           (i) None of the Loan Parties nor any beneficiary of
                  any Letter of Credit shall be deemed an agent of the Administrative Agent or the Lenders.

                           (ii) With respect to any Letter of Credit, neither
                  the Administrative Agent nor its correspondents nor the Lenders shall be responsible for or shall have any duty to ascertain:

                           A. the genuineness of any signature;

                           B. the validity, sufficiency, accuracy, genuineness
                  or legal effect of any endorsements;

                           C. delay in giving, or failure to give, notice of
                  arrival, notice of refusal of documents or of discrepancies in respect of which the Administrative Agent refuses the documents or any other notice, demand or protest;

                           D. the performance by any beneficiary under any
                  Letter of Credit of such beneficiary's obligations to the Borrower or any Loan Party;

                           E. inaccuracy in any notice received by the
                  Administrative Agent; or

                           F. the validity, sufficiency, accuracy, genuineness
                  or legal effect of any instrument, draft, certificate or other document required by such Letter of Credit to be presented before payment of a draft, or the office held by or the authority of any Person signing any of the same.

                           (iii) The obligations of the Borrower under the Loan
                  Documents are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever, including the following:

                           A. any lack of validity or enforceability or
                  restriction, restraint, or stay in the enforcement of this Agreement, the Letters of Credit, or any other agreement or instrument relating thereto, unless the Administrative Agent is restrained or stayed from honoring a drawing under the subject Letter of Credit;

                           B. any amendment or waiver of, or consent to the
                  departure from, the Letters of Credit, unless the said amendment, waiver or consent has been made in accordance with the Administrative Agent's procedures with respect thereto and with the written authorization or acknowledgment of the Administrative Agent; or

                           C. the existence of any claim, set-off, defense, or
                  other right which the Borrower may have at any time against the beneficiary of the Letters of Credit.

                           (iv) The occurrence of any of the events referred to
                  in the preceding clauses of this Section 2.7.7 shall not affect or prevent the vesting of any of the Administrative Agent's rights or powers hereunder or the Borrower's obligation to make reimbursement of amounts paid under any Letter of Credit or any draft accepted thereunder.

                           (v) All directions, correspondence, and funds
                  transfers relating to the Letter of Credit are at the risk of the Borrower. Administrative Agent shall have discharged Administrative Agent's obligations under the Letter of Credit by the initiation of the method of payment called for in any drawing which includes payment instructions (or by any other commercially reasonable and comparable method). Unless caused by the gross negligence or willful misconduct of the Administrative Agent, Administrative Agent and the Lenders shall not have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

                           (vi) The Borrower recognizes that:

                           A. Neither Administrative Agent nor the Lenders have
                  any financial or other interests in the beneficiary of Letters of Credit.

                           B. Administrative Agent is irrevocably obligated to
                  honor a proper drawing under the Letters of Credit.

                           C. In the event of any conflict between the
                  provisions of this Agreement and the Uniform Customs and Practice, the provisions of this Agreement shall govern.

         3. SECURITY FOR THE LOAN; LOAN AND SECURITY DOCUMENTS.

         3.1 Security. The Loan together with interest thereon and all other charges and amounts payable by, and all other obligations of, Borrower and the other Loan Parties to the Administrative Agent and/or each of the Lenders, whenever incurred, direct or indirect, absolute or contingent, arising under or with respect to this Agreement, the Security Documents, or any other Loan Document, together with all other Obligations, shall be secured by the following collateral (the "Collateral") which Borrower agrees to provide and maintain, or cause to be provided and maintained (whether provided for each in separate agreements or combined with various other agreements):

                  3.1.1 Mortgage/ Deed of Trust and Security Agreement.

                           (i) A first priority mortgage/deed of trust (as
                  applicable) and security agreement (individually and collectively, the "Mortgage") granted by each Borrowing Base Property Owner to the Administrative Agent or a trustee on behalf of the Administrative Agent, as applicable, for the ratable benefit of the Lenders, on (i) each Collateral Property, (ii) all land, improvements, furniture, fixtures, equipment, and other assets (including, without limitation, property management agreements, contracts, contract rights, accounts, Licenses and Permits and general intangibles), including all after-acquired property, owned, or in which each Borrowing Base Property Owner has or obtains any interest, in connection with each Collateral Property; (iii) all insurance proceeds and other proceeds therefrom, and (iv) all other assets of each Borrowing Base Property Owner, whether now owned or hereafter acquired and related to each Collateral Property.

                           (ii) Each Mortgage shall secure the payment and
                  performance of the Obligations.

                           (iii) At the option of the Administrative Agent, each
                  Mortgage shall be either (x) a first priority mortgage/deed of trust (as applicable) and security agreement granted by the applicable Borrowing Base Property Owner to the Administrative Agent or a trustee on behalf of the Administrative Agent, as applicable, on behalf of the Lenders, or (y) an amendment, restatement and consolidation of a first priority mortgage/deed of trust (as applicable) and security agreement acquired by the Administrative Agent, for the ratable benefit of the Lenders, with proceeds of a Loan Advance.

                           (iv) In the event that in connection with the
                  granting of any Mortgage on a Borrowing Base Property, the Administrative Agent, for the ratable benefit of the Lenders, purchases by assignment an existing mortgage loan or loans on such Borrowing Base Property, the Borrower represents, warrants, covenants and agrees as follows:

                                    (a) The request for the Administrative Agent
                           to purchase by assignment such loan or loan shall constitute a representation and warranty by the Borrower that (i) all signatures by the Borrower, any Borrower Subsidiary and, to the best of the Borrower's knowledge, all other persons or entities on the assigned promissory note, mortgage, and all other documents, instruments, and agreements executed in connection therewith are genuine, (ii) such documents, together with any other documents or instruments supplied by the Borrower to the Administrative Agent, sets forth the entire agreement with respect to the loan arrangement evidenced thereby, (iii) the applicable Borrowing Base Property Owner is absolutely and unconditionally indebted under said documents and does not have any offsets, defenses, or counterclaims thereunder, or otherwise against the lender thereunder, or any predecessor in interest to such lender;

                                    (b) The Borrower waives, on its own behalf
                           and on behalf of CSC and the Loan Parties any offsets, defenses or counterclaims that exist or may have existed with respect to such assigned loan arrangement and assigned documents; and

                                    (c) The Borrower shall cause to be delivered
                           to the Administrative Agent such documents, instruments and agreements as the Administrative Agent shall reasonably require in order to evidence and effectuate such assignment and the terms and conditions hereof.

                  3.1.2 Collateral Assignment of Leases and Rents. A first priority collateral assignment of leases and rents (individually and collectively, the "Assignment of Leases and Rents") granted by each Borrowing Base Property Owner to the Administrative Agent, for the ratable benefit of the Lenders, with respect to all Leases of each Collateral Property and all income and profits to be derived from the operation and leasing of each Collateral Property.

                  3.1.3 Collateral Assignment of Contracts. A first priority collateral assignment and security agreement granted by each Borrowing Base Property Owner to the Administrative Agent, for the ratable benefit of the Lenders, with respect to all Licenses and Permits and all contracts, agreements and warranties now owned or hereafter acquired by each Collateral Property Owner and related in any manner to each Collateral Property.

                  3.1.4 Guaranties. The unconditional, continuing guaranty (singly and collectively the "Guaranty") from the Guarantor, pursuant to which each Guarantor shall guaranty the prompt, punctual, and faithful payment of the Loan and the performance of all Borrower's other Obligations to the Administrative Agent and each of the Lenders under the Loan Documents.

                  3.1.5 Environmental Compliance and Indemnification Agreement. A compliance and indemnification agreement with respect to environmental matters ("Environmental Indemnity") from Borrower and each Guarantor in favor of the Administrative Agent and each of the Lenders.

                  3.1.6 Ownership Interest and Inter-Company Loan Pledge. A first priority pledge granted to the Administrative Agent, for the ratable benefit of the Lenders, with respect to (i) the one-hundred (100%) percent ownership interest in (x) each Borrowing Base Property Owner held by any Loan Party or Borrower Subsidiary (with the exception of any Borrowing Base Property directly owned by the Borrower) and (y) each manager/general partner of a Borrowing Base Property Owner (with the exception of any Borrowing Base Property directly owned by the Borrower) and (ii) any inter-company loans from time to time due from any Borrowing Base Property Owner held by the Borrower or any Loan Party to the Borrower.

                  3.1.7 Additional Documents. Any other documents, instruments and agreements set forth on the Loan Agenda.

         3.2 Loan Documents and Security Documents. The Loan shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the following loan documents (the "Loan Documents"), each as the same may be hereafter modified or amended, consisting of: (i) this Loan Agreement; (ii) a separate promissory note in the form of Exhibit C, annexed hereto, payable to each Lender in the aggregate principal amount of Established Loan Amount; (iii) the various documents and agreements referenced in Section 3.1, above, and (iv) any other documents, instruments, or agreements heretofore or hereafter executed to further evidence or secure the Loan.

         The Loan Documents, referenced in items 3.1.1 through and including 3.1.7, together with any such other Loan Documents as may be executed in accordance with Section 3.5, below, as to any Collateral Property, are sometimes referred to herein, singly and collectively as the "Security Documents".

         3.3 Removal of Individual Property as a Borrowing Base Property - Borrower. From time to time during the term of this Agreement following (i) Borrower's written request ("Collateral Release Request") indicating that (x) the Borrower intends to sell or refinance the subject Borrowing Base Property or
(y) the removal of one or more Borrowing Base Properties is necessary to cure or remedy a Default hereunder, and (ii) satisfaction of the Release Conditions, the Administrative Agent shall release such Borrowing Base Property from the Lien held by the Administrative Agent, for the ratable benefit of the Lenders, release the subject Borrowing Base Property Owner from the Guaranty, terminate the assignments made by such Borrowing Base Property Owner pursuant to Sections
3.1.2 and 3.1.3, release the Environmental Indemnity delivered pursuant to
Section 3.1.5, and release its Lien upon the ownership interest in such Borrowing Base Property Owner and its manager or general partner which was pledged by the Borrower as Collateral pursuant to Section 3.1.6, and thereafter such Borrowing Base Property Owner shall no longer be a Loan Party for the purposes of this Agreement (provided, however, any such release by the Administrative Agent shall not be deemed to terminate or release such Borrowing Base Property Owner from any obligation or liability under any Loan Document which specifically by its terms survives the said release or the payment in full of the Obligations). The "Release Conditions" are the following:

                  3.3.1 The Borrower shall make a Mandatory Principal Payment equal to the Release Price, if any, relative to the subject Borrowing Base Property or substitute a new

         Borrowing Base Property subject to the requirements of Section 3.5 below.

                  3.3.2 Upon release of the Lien on the subject Borrowing Base Property, the Financial Covenants shall remain satisfied (or be satisfied if the release cures a Default which resulted from the Financial Covenants not being satisfied).

                  3.3.3 No Default shall exist under this Agreement or the other Loan Documents at the time of any such release, except for any Default which is cured or remedied by the removal of such Individual Property from being a Borrowing Base Property.

                  3.3.4 No Event of Default shall exist under this Agreement or the other Loan Documents at the time of the Collateral Release Request or at the time of any such release, except for any Event of Default which is cured or remedied by the removal of such Individual Property from being a Borrowing Base Property.

                  3.3.5 All representations and warranties contained herein or in the other Loan Documents shall be true and correct in all material respects as of the time of any such release (other than representations and warranties which speak as of a specific date or which Administrative Agent was notified of were not true and correct prior to a request for a Loan Advance which was nonetheless made or which apply to the Individual Property being released).

                  3.3.6 The Borrower shall pay or reimburse the Administrative Agent for all appraisal fees, title insurance and recording costs, reasonable legal fees and expenses and other reasonable costs and expenses incurred by Administrative Agent in connection with the release.

         Any failure of any removal and release requested by the Borrower to meet in all material respects all of the Release Conditions shall be deemed a rejection of the proposed Collateral Release Request and, subject to the other terms and conditions hereof as to whether any Individual Property is a Borrowing Base Property, such Borrowing Base Property shall remain a Borrowing Base Property hereunder and shall be included within the Collateral.

                  3.3.7 Notwithstanding the foregoing provisions of this Section 3.3, the Administrative Agent and the Lenders acknowledge and agree that provided no Event of Default is then in existence, the Administrative Agent shall, upon the written request of the Borrower and without requiring Borrower to satisfy any of the Release Conditions, release the portion of the Individual Property owned by Cedar-Riverview, L.P., as described on Exhibit TP, from the lien of the Security Documents, and consent to the execution and recording of a customary reciprocal or other easement agreement with respect such property, provided, however, the foregoing provisions of the Section
         3.3.7 shall not apply in the event that such portion of such Individual Property has been accepted by the Lenders as a Borrowing Base Property.

         3.4 Removal of Individual Property as a Borrowing Base Property - Administrative Agent.

                  3.4.1 An Individual Property shall no longer be deemed to be a Borrowing Base Property upon the determination by the Administrative Agent of the occurrence of any of the following:

                           (i) A Borrowing Base Property is a Non-Stabilized
                  Asset for a period of three (3) consecutive months;

                           (ii) A Major Event of Loss occurs as to a Borrowing
                  Base Property;

                           (iii) A Borrowing Base Property as to which an Event
                  of Loss occurs is not, or ceases to be, a Restoration Property, or upon completion of the Repair Work, will not meet all of the Borrowing Base Property Requirements; or

                           (iv) The Required Lenders have instructed the
                  Administrative Agent to remove a Borrowing Base Property if a tenant or tenants which have Leases in such Borrowing Base Property are subject to bankruptcy or insolvency proceedings and are not paying rent as required under such Leases or have filed a motion to reject such Lease, or have not assumed such Lease within sixty (60) days (or such longer period granted by the applicable bankruptcy court, not to exceed one hundred eighty (180) days) after such tenant's bankruptcy filing, and to the extent the space occupied by such tenants is deemed vacant, the Occupancy Ratio for such Borrowing Base Property would be less than 80%.

                  3.4.2 Upon any such Individual Property no longer being deemed to be a Borrowing Base Property, the Borrower shall make a Mandatory Principal Payment when required equal to the Release Price (if any) for such Borrowing Base Property.

                  3.4.3 With respect to any Individual Property determined by the Administrative Agent to no longer be deemed a Borrowing Base Property in accordance with this Section 3.4, if the Release Conditions are satisfied with respect thereto, the Administrative Agent shall release such Individual Property from the Lien held by the Administrative Agent, release the subject Borrowing Base Property Owner from the Guaranty, terminate the assignments made by such Borrowing Base Property Owner pursuant to Sections 3.1.2 and 3.1.3, release the Environmental Indemnity delivered pursuant to Section 3.1.5, and release its Lien upon the ownership interest in such Borrowing Base Property Owner and its manager or general partner which was pledged by the Borrower as Collateral pursuant to Section 3.1.6, and thereafter such Borrowing Base Property Owner shall no longer be a Loan Party for the purposes of this Agreement (provided, however, any such release by the Administrative Agent shall not be deemed to terminate or release such Borrowing Base Property Owner from any obligation or liability under any Loan Document which specifically by its terms survives the said release or the payment in full of the Obligations). However, if the said Release Conditions are not satisfied with respect to such Individual Property, although such Individual Property shall no longer be a Borrowing Base Property, the Individual Property shall not be released from the Lien held by the Administrative Agent (shall continue to be a Collateral Property) and there shall be no release of the Collateral relating to such Individual Property or the subject Borrowing Base Property Owner, until such time as the Release Conditions are satisfied with respect thereto.

         3.5 Additional Borrowing Base Property. From time to time during the term of this Agreement following Borrower's written request ("Additional Collateral Request"), compliance with the provisions of this Section 3.5, and compliance with the requirements for inclusion as a Borrowing Base Property, as set forth in the definition thereof, the Lenders shall authorize the Administrative Agent to accept one or more Individual Properties as Borrowing Base Properties

(as identified by the Borrower in its written request) to be held by the Administrative Agent as Collateral. The Lenders shall agree to the acceptance of the Individual Property as an additional Borrowing Base Property only upon the satisfaction of the following conditions, in a manner reasonably acceptable to the Administrative Agent and the Lenders:

                  3.5.1 The Borrower shall have obtained Preliminary Approval for the addition of such Individual Property.

                  3.5.2 The Borrower (or applicable Loan Party) shall have satisfied all of the Borrowing Base Property Requirements as to such Individual Property.

                  3.5.3 No Event of Default shall exist under this Agreement or the other Loan Documents at the time of the Additional Collateral Request or at the time of any such Individual Property becoming a Borrowing Base Property, except for any Default which is cured or remedied by such Individual Property becoming a Borrowing Base Property.

                  3.5.4 All representations and warranties contained herein or in the other Loan Documents shall be true and correct in all material respects as of the time of any such Individual Property becoming a Borrowing Base Property (or shall become true by virtue of such Individual Property becoming a Borrower Base Property) (other than representations and warranties which speak as of a specific date or which Administrative Agent was notified of were not true and correct prior to a request for a Loan Advance which was nonetheless made), including the Borrower's continued compliance with the Financial Covenants, as satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower.

                  3.5.5 The Borrower shall pay or reimburse the Administrative Agent for all appraisal fees, title insurance and recording costs, reasonable legal fees and expenses and other costs and expenses incurred by Administrative Agent in connection with the additional Borrowing Base Property.

                  3.5.6 The Borrower, the subject Borrowing Base Property Owner, and the subject Individual Property shall have satisfied all applicable conditions precedent set forth in Article 5 prior to the inclusion of the Individual Property as a Borrowing Base Property.

         Any failure of the proposed Borrowing Base Property to meet in all material respects all of the foregoing conditions shall be deemed a rejection of the proposed Borrowing Base Property for that Additional Collateral Request and such proposed Borrowing Base Property shall not be included in the Borrowing Base for any purpose unless and until all of the foregoing conditions are satisfied or waived by the Administrative Agent and the Lenders. The Administrative Agent shall give the Borrower prompt written notice of the decision of the Lenders with respect to the admission or rejection of any Individual Property as a Borrowing Base Property.

         4. CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES. Administrative Agent and each of the Lenders are authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated ("Authorized Representatives") to bind Borrower with respect to all matters pertaining to the Loan and the Loan Documents including, but not limited to, the selection of interest rates, the submission of requests for Loan Advances or Letters of Credit and certificates with regard thereto. Such authorization may be changed only upon written notice to Administrative Agent accompanied by evidence, reasonably satisfactory to Administrative Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Administrative Agent. The present Authorized Representatives are listed on Exhibit D.

         5. CONDITIONS PRECEDENT.

         5.1 Closing Loan and Funding Initial Loan Advance. It shall be a condition precedent of Lenders' obligation to close the Loan and to fund the initial proceeds of the Loan that each of the following conditions precedent be satisfied in full (as determined by each Lender in its discretion which discretion shall be exercised reasonably and in good faith having due regard for the advice of the Administrative Agent), unless specifically waived in writing by all of the Lenders at or prior to the date of the closing and funding of the initial Loan Advance (the "Closing Date") (in the event that the closing of the Loan is an earlier date than the date of the initial funding of the Loan, then the Closing Date shall refer to the date of the initial funding of the Loan):

                  5.1.1 Satisfactory Loan Documents. On the Closing Date, each of the Loan Documents shall be satisfactory in form, content and manner of execution and delivery to Administrative Agent and Administrative Agent's counsel and all Loan Documents shall be in full force and effect.

                  5.1.2 Financial Information; No Material Change.

                           (i) No change shall have occurred in the financial
                  condition, business, affairs, operations or control of Borrower and/or the Loan Parties, since the date of their respective financial statements most recently delivered to Administrative Agent or any of the Lenders, which change has had or could reasonably be expected to have a Material Adverse Effect, with the Administrative Agent and the Lenders acknowledging notice of the potential loss for the quarter ending December 31, 2003, to be incurred by CSC and the Borrower as a result of the restructuring necessary in connection with the recently completed equity offering by CSC (the "Fourth Quarter Losses") and agreeing that for purposes of this Section 5.1.2(i), the Fourth Quarter Losses shall be deemed not to have a Material Adverse Effect; and Borrower and the other Loan Parties shall have furnished Administrative Agent such other financial information, and certifications as reasonably requested by the Administrative Agent.

                           (ii) The Borrower shall have provided to the
                  Administrative Agent such certificates and other evidence as the Administrative Agent may reasonably require to evidence that the Borrower, CSC and each of the Borrowing Base Property Owners (both before and after giving effect to the Loan) is solvent, has assets having a fair value in excess of the amount required to pay such Person's probable liabilities and existing Debts as such become absolute and mature, and has adequate capital for the conduct of such Person's business and the ability to pay such Person's Debts from time to time incurred in connection therewith as such Debts mature, including the Closing Compliance Certificate (the "Closing Compliance Certificate") set forth as Exhibit CC hereto.

                  5.1.3 Warranties and Representations Accurate. All warranties and representations made by or on behalf of any of the Borrower and the other Loan Parties, or any of them, to Administrative Agent or any of the Lenders shall be true, accurate and complete in all material respects and shall not omit any material fact necessary to make the same not misleading.

                  5.1.4 Validity and Sufficiency of Security Documents. The Security Documents shall create a valid and perfected lien in and to the Collateral and each of the Security Documents and related UCC filings shall have been duly recorded and filed to the satisfaction of Administrative Agent and Administrative Agent's counsel, including, without limitation, as follows:

                           (i) Prior to funding the Loan Advances, the Borrower,
                  the other Loan Parties, and any other Persons executing Loan Documents on the Closing Date shall have delivered to the Administrative Agent with respect to the Security Documents or, in the case of UCC-1 financing statements, delivery of such financing statements in proper form for recording, and shall have taken all such other actions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the Liens and security interests intended to be created by the Security Documents in the Collateral covered thereby. Notwithstanding the foregoing, the recordation of the Security Documents and the UCC filings shall not be a condition precedent under this Section 5.1.4 provided that Administrative Agent shall obtain satisfactory gap title insurance coverage. Such filings, recordings and other actions shall include, without limitation, in addition to the Mortgage, the Assignment of Leases and Rents, and the UCC-1 financing statements; and

                           (ii) on or prior to the Closing Date, the
                  Administrative Agent shall have received the results of a UCC, tax lien and judgment search as may be reasonably requested by the Administrative Agent with respect to the Borrower, the Borrower Subsidiaries, and any other Loan Parties, and the results of such search shall indicate there are no judgments which the Administrative Agent shall reasonably determine in good faith could reasonably be expected to have a Material Adverse Effect or Liens not permitted under the Loan Documents or to be satisfied with the proceeds of the initial Loan Advance or otherwise permitted by Administrative Agent.

                  5.1.5 Litigation. On the Closing Date, there shall not be any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of the Borrower's knowledge, threatened with respect to the Loan, the transactions contemplated in the Loan Documents, or the Borrower, any other Loan Party, or any other Borrower Subsidiary, which are not fully covered (subject to deductibles) by an insurance policy issued by a reputable and financially viable insurance company, or, to the extent not so covered, which the Administrative Agent shall reasonably determine in good faith could reasonably be expected to have a Material Adverse Effect.

                  5.1.6 Formation Documents and Entity Agreements.

                           (i) On the Closing Date, the Administrative Agent
                  shall have received a certificate of an officer of each limited liability company which is a manager or general partner of a Loan Party or limited partnership which is a general partner of a Loan Party annexing and certifying as to
                  (a) resolutions of such limited liability company authorizing and approving the transactions contemplated by the Loan Documents, and the execution and delivery thereof by such limited liability company in respect of the documents to which it is a party on its own behalf, or as a general partner or manager of such other Loan Party or limited partnership, in respect of any of the Loan Documents,
                  (b) signatures and incumbency of all officers of such limited liability company executing documentation on behalf of such entity or on behalf of any entity as to which such limited liability company is a general partner or manager, as the case may be, in connection with the transactions contemplated by the Loan Documents, (c) the Formation Documents of such limited liability company, the Loan Party which it is a manager or general partner of, the limited partnership which it is general partner of, and the Loan Party which such limited partnership is a general partner of, having been duly executed, delivered and filed (to the extent required by applicable Legal Requirements) and remaining in full force and effect and unmodified except as stated therein as of the date of such certificate (and annexing copies thereof) and (d) such limited liability company, the Loan Party which it is a manager or general partner of, the limited partnership which it is general partner of, and the Loan Party which such limited partnership is a general partner of, being in good standing and authorized to do business in each jurisdiction where the conduct of its business and ownership of its assets requires such qualification.

                           (ii) On the Closing Date, the Administrative Agent
                  shall have received a certificate of the secretary of each corporation which is a Loan Party or the general partner of another Loan Party annexing and certifying as to (a) corporate resolutions of such entity authorizing and approving the transactions contemplated by the Loan Documents, and the execution and delivery thereof by such entity in respect of the documents to which it is a party on its own behalf, or as a general partner of such other Loan Party, in respect of any of the Loan Documents, (b) signatures and incumbency of all officers of such corporation executing documentation on behalf of such entity or on behalf of any entity as to which such corporation is a general partner, in connection with the transactions contemplated by the Loan Documents, (c) the Formation Documents of such corporation and Loan Party having been duly executed, delivered and filed (to the extent required by applicable Legal Requirements) and remaining in full force and effect and unmodified except as stated therein as of the date of such certificate (and annexing copies thereof) and (d) such corporation and Loan Party being in good standing and authorized to do business in each jurisdiction where the conduct of its business and ownership of its assets requires such qualification.

                  5.1.7 Compliance With Law. Administrative Agent and each of the Lenders shall have received and approved evidence that there are no Legal Requirements which prohibit or adversely limit the capacity or authority of the Borrower or any Loan Party to enter into the Loan and perform the obligations of such Person with respect thereto.

                  5.1.8 Compliance With Financial Covenants. Administrative Agent shall have received the Closing Compliance Certificate or other evidence reflecting the Borrower's compliance with the Financial Covenants and the terms and conditions hereof subject, however, to the Fourth Quarter Losses.

                  5.1.9 Borrowing Base Property Due Diligence. Administrative Agent shall have received and completed a review of such due diligence as the Administrative Agent may reasonably require with respect to any Borrowing Base Property, consistent with customary commercial lending practices for properties of a similar nature including, without limitation, satisfaction of the Borrowing Base Property Requirements.

                  5.1.10 Condition of Property. There shall have been no material unrepaired or unrestored damage or destruction by fire or otherwise to any of the real or tangible personal property comprising or intended to comprise the Borrowing Base Properties.

                  5.1.11 Insurance. Borrower shall have provided to Administrative Agent with respect to each Borrowing Base Property, the Borrower and the Collateral evidence of: (i) insurance coverages which meet the property, hazard, and other insurance requirements set forth on Exhibit E of this Loan Agreement to the satisfaction of Administrative Agent; and (ii) payment of the premiums for such insurance in accordance with the requirements set forth in Section 7.5.3.

                  5.1.12 Third Party Consents and Agreements. The Administrative Agent shall have received such third party consents and agreements as the Administrative Agent may reasonably require with respect to the Loan.

                  5.1.13 Cash Management. The Borrower shall open the Depository Account, as provided for herein.

                  5.1.14 Legal and other Opinions. Administrative Agent shall have received and approved legal opinion letters from counsel representing the Borrower and the other Loan Parties which meet Administrative Agent's legal opinion requirements and covering such matters incident to the transactions contemplated herein as the Administrative Agent may request.

                  5.1.15 No Default. There shall not be any Default under any of the Loan
         Documents.

         6. WARRANTIES AND REPRESENTATIONS. The Administrative Agent and the Lenders acknowledge and agree that all representations and warranties made in this Section 6 shall be deemed to be made only as of the date hereof; however, as provided for in Section 6.22, all such representations and warranties shall be deemed to be reaffirmed as of any proposed Drawdown Date, unless modified by such additional disclosures as shall be provided to the Administrative Agent in writing after the date hereof and prior to or with a request for a Loan Advance and/or the issuance of a Letter of Credit, including the Borrower's continued compliance with the Financial Covenants, as satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower, except to the extent the contemplated action will result in noncompliance with the Financial Covenants. Subject to such limitations, Borrower warrants and represents to Administrative Agent and each of the Lenders for the express purpose of inducing Lenders to enter into this Agreement, to make each Loan Advance, to issue each Letter of Credit, and to otherwise complete all of the transactions contemplated hereby as follows:

         6.1 Formation. Each Loan Party has been duly formed and is validly existing and in good standing as a corporation, partnership or limited liability company, as the case may be, under the laws of the State of its formation. Each Loan Party has the requisite corporate, partnership or company power and authority, as applicable, to own its assets and conduct its businesses as currently conducted and owned, and to enter into and perform its obligations under each Loan Document to which it is a party. Each Loan Party is in good standing and authorized to do business in each jurisdiction where the ownership of its assets and/or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

         6.2 Proceedings; Enforceability. Each Loan Party has taken all requisite corporate, partnership or company action, as applicable, to authorize the execution, delivery and performance by such Loan Party of the Loan Documents to which it is a party. Each Loan Document which is required to be executed and delivered on or prior to the date on which this representation and warranty is being made has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         6.3 Conflicts. Neither the execution, delivery and performance of the Loan Documents by the Loan Parties or compliance by any Loan Party with the terms and provisions thereof (including, without limitation, the granting of Liens pursuant to the Security Documents), (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over Borrower, the Property or any Loan Party, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions of, or constitute a default under, or result in the creation or imposition (or the obligation to create or impose) of any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Loan Party pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement or any other agreement, contract or instrument to which any Loan Party is a party or by which it or any of its properties or assets is bound or to which it may be subject, or (iii) will violate any provision of any Formation Document of any Loan Party.

         6.4 Ownership and Taxpayer Identification Numbers. All of the partners, owners, stockholders, and members, respectively and as may be applicable, of each Loan Party (other than the Borrower and CSC) are listed in Exhibit F (as such may be updated from time to time in accordance with Section 6.22). The exact correct name and organizational number(s) and federal employment identification number(s) of the Borrower, CSC and each such Loan Party are accurately stated in Exhibit F. Each Borrowing Base Property Owner is a Wholly-Owned Subsidiary of the Borrower or, as stated in Exhibit F, CSC.

         6.5 Litigation. There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) pending or, to the best of each Loan Party's knowledge, threatened with respect to the Loan, the transactions contemplated in the Loan Documents, or any other Borrower Subsidiary, which are not fully covered (subject to deductibles) by an insurance policy issued by a reputable and financially viable insurance company, or, to the extent not so covered, could have or reasonably be expected to have a Material Adverse Effect.

         6.6 Information. All factual information furnished by or on behalf of the Borrower or any Loan Party to the Administrative Agent and/or any of the Lenders (including, without limitation, all information contained in the Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of the

Borrower or any Loan Party to the Administrative Agent and/or any of the Lenders will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided. There is no material fact presently known to the Borrower which has not been disclosed to Administrative Agent, and thereupon disclosed by Administrative Agent to the Lenders, which could have or reasonably be expected to have a Material Adverse Effect.

         6.7 Taxes. All Loan Parties have made all required tax filings and are not delinquent in the payment of any federal, state and local taxes, assessments, impositions or other governmental charges applicable to them and/or their respective assets, except to the extent same are being contested in a manner which complies with the requirements of Section 8.2.3.

         6.8 Financial Information. The Consolidated financial statements of CSC, the Borrower, and the Loan Parties delivered to the Administrative Agent (and which statements Administrative Agent has delivered to the Lenders) present fairly the financial condition of each at the dates of such statements of financial condition and the results of operations for the periods covered thereby. Since the dates of the relevant financial statements, no change has occurred which could reasonably be expected to have a Material Adverse Effect (with the Fourth Quarter Losses being deemed to not have a Material Adverse Effect), except as may be disclosed in any update from time to time in accordance with Section 6.22. All financial statements of the Borrower, the Borrower Subsidiaries, or any other Loan Parties hereafter furnished to Administrative Agent or any of the Lenders shall be true, accurate and complete in all material respects and shall fairly present the financial condition of Borrower and respective Loan Party as of the date thereof.

         6.9 Control Provisions. The Borrower controls, directly or indirectly, and without the requirement for consent of any other Person (other than CSC), the management of each Borrowing Base Property Owner, subject to the rights of those minority or other equity interest holders as the Administrative Agent may approve.

         6.10 Formation Documents. The Borrower has delivered or caused to be delivered to the Administrative Agent true and complete copies of all Formation Documents of the Loan Parties, and all amendments thereto.

         6.11 Bankruptcy Filings. No Loan Party is contemplating either a filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against any Loan Party.

         6.12 Investment Company. No Loan Party is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         6.13 Holding Company. No Loan Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         6.14     Borrowing Base Properties.

                  6.14.1 Each of the Borrowing Base Property Owners possesses such Licenses and Permits issued by the appropriate federal, state, or local regulatory agencies or bodies necessary to own and operate each Borrowing Base Property, except where the failure to possess any such License or Permit would not have a Material Adverse Effect. The Borrowing Base Property Owners are in material compliance with the terms and conditions of all such Licenses and Permits, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Licenses and Permits are valid and in full force and effect, except where the invalidity of such Licenses and Permits or the failure of such Licenses and Permits to be in full force and effect would not result in a Material Adverse Effect. Neither the Borrower nor any of the Borrowing Base Property Owners has received any written notice of proceedings relating to the revocation or modification of any such Licenses and Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  6.14.2 (i) The Borrowing Base Property Owners have either (x) fee simple title to the Borrowing Base Properties or (y) a leasehold estate interest in the Borrowing Base Properties, as set forth in
         Schedule 6.14.2(i) (as such may be updated from time to time in accordance with Section 6.22); (ii) the interest of the Borrowing Base Property Owners in the Borrowing Base Properties are not subject to any Liens except for those in favor of the Administrative Agent for the ratable benefit of the Lenders securing the repayment of Obligations and other Permitted Liens, (iii) neither the Borrower nor any of the Borrowing Base Property Owners has received written notice of the assertion of any claim by anyone adverse to any Loan Party's ownership, or leasehold rights in and to any Borrowing Base Property (except as may be disclosed in any update from time to time in accordance with
         Section 6.22); (iv) no Person has an option or right of first refusal to purchase all or part of any Borrowing Base Property or any interest therein which has not been waived (except as may be disclosed in Schedule 6.14.2(i) or in any update from time to time in accordance with Section 6.22);

                  6.14.3 Except to the extent the failure of the following to be true would not result in a Material Adverse Effect or is disclosed in the Environmental Reports (as defined in the Environmental Indemnity) or in the S-11 registration statement filed by CSC on October 23, 2003,
         (i) each Borrowing Base Property is free of any Hazardous Materials in violation of any Environmental Legal Requirements applicable to such property; (ii) none of the Borrowing Base Property Owners or Borrower has received any written notice of a claim under or pursuant to any Environmental Legal Requirements applicable to a Borrowing Base Property or under common law pertaining to Hazardous Materials on or originating from any Borrowing Base Property (except as may be disclosed in any update from time to time in accordance with Section 6.22); and (iii) none of the Borrowing Base Property Owners or Borrower has received any written notice from any Governmental Authority claiming any material violation of any Environmental Legal Requirements that is uncured or unremediated (except as may be disclosed in any update from time to time in accordance with Section 6.22);

                  6.14.4 Except to the extent the failure of the following to be true would not result in a Material Adverse Effect, (i) with respect to the Borrowing Base Properties, each Major Lease is in full force and effect (except as may be disclosed in any update from time to time in accordance with Section 6.22), (ii) except as set forth in Schedule 6.14.4(ii) (as such may be updated from time to time in accordance with Section 6.22), to the Borrower's knowledge, none of the Borrowing Base Property Owners is in default after notice and the expiration of all applicable cure periods in the performance of any material obligation under any Major Lease and the Borrower has no knowledge of any circumstances which, with the passage of time or the giving of notice, or both, would constitute an event of default by any party under any of the Major Leases, (iii) except as set forth in Schedule 6.14.4(iii) (as such may be updated from time to time in accordance with Section 6.22), to the Borrower's knowledge, no tenant is in default under any Major Lease, (iv) except as otherwise expressly set forth in Schedule 6.14.4(iv) (as such may be updated from time to time in accordance with Section 6.22), to the Borrower's Knowledge, there are no actions, voluntary or involuntary, pending against any tenant under a Major Lease under any bankruptcy or insolvency laws, and (v) none of the Major Leases and none of the rents or other amounts payable thereunder has been assigned, pledged or encumbered by any of the Borrowing Base Property Owners or any other Person, except with respect to the Lien in favor of the Administrative Agent on behalf of the Lenders securing the repayment of Obligations.

                  6.14.5 Except to the extent the failure of the following to be true would not result in a Material Adverse Effect, (i) each Ground Lease with respect to a Borrowing Base Property is valid, binding and in full force and effect as against the applicable Borrowing Base Property Owners and, to the Borrower's knowledge, the other party thereto, (ii) none of Borrowing Base Property Owner's interest in the Ground Leases is subject to any pledge, lien, assignment, license or other agreement granting to any third party any interest therein, and
         (iii) no payments under any Ground Lease with respect to a Borrowing Base property are delinquent and no notice of default thereunder has been sent or received by any Loan Party which has not been cured or waived prior to the date hereof, and to the knowledge of the Borrower, there does not exist under any of the Ground Leases any default by any Borrowing Base Property Owners or any event which merely with notice or lapse of time or both, would constitute such a default by any of the Borrowing Base Property Owners, and (iv) the identity of each ground lessor under a Ground Lease with respect to a Borrowing Base Property and whether each such ground lessor is an Affiliate of any Loan Party are set forth in Schedule 6.14.5.

         6.15 Use of Proceeds. The proceeds of the Loan shall be used solely and exclusively as provided in Section 1.3. No portion of the proceeds of the Loan shall be used directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry any margin stock or to extend credit to others for the purpose thereof or to repay or refund indebtedness previously incurred for such purpose, or (ii) for any purpose which would violate or in inconsistent with the provisions of regulations of the Board of Governors of the Federal Reserve System including, without limitation, Regulations T, U and X thereof.

         6.16 Insurance. The Collateral Properties are insured by insurers of recognized financial responsibility against such losses and risks in compliance with the requirements of Exhibit E hereto.

         6.17 Deferred Compensation and ERISA. Neither Borrower nor any other Loan Party, other than CSC, has any pension, profit sharing, stock option, insurance or other arrangement or Plan for employees covered by ERISA except as may be designated to Administrative Agent in writing by Borrower from time to time and, to the best of the Borrower's Knowledge, no Reportable Event has occurred and is now continuing with respect to any such ERISA Plan. The granting of the Loan, the performance by Borrower and/or any of the Loan Parties of their respective obligations under the Loan Documents and Borrower's and/or such other Loan Parties' conducting of their respective operations do not and will not violate any provisions of ERISA.

         6.18 Conditions Satisfied. Assuming that the Administrative Agent and the Lenders have approved all matters requiring their approval, all of the conditions precedent to closing and funding the initial Loan Advance have been satisfied or waived.

         6.19 No Default. There is no Default on the part of Borrower or any of the other Loan Parties under this Agreement or any of the other Loan Documents and no event has occurred and is continuing which could constitute a Default under any Loan Document.

         6.20 Other Loan Parties' Warranties and Representations. Borrower has no reason to believe that any warranties or representations made in writing by any of the Loan Parties to the Administrative Agent or any of the Lenders are untrue, incomplete or misleading in any material respect.

         6.21 Qualification as a REIT. CSC qualified as a REIT under the provisions of the Code, as applicable, for its fiscal year ended December 31, 2002, and has remained qualified from December 31, 2002 through the date hereof. All appropriate federal income tax returns for the fiscal years through December 31, 2002 have been filed by CSC with the IRS and no previously filed return has been examined and reported on by the IRS. CSC has not incurred any liability for excise taxes pursuant to Section 4981 of the Code. CSC is organized in conformity with the requirements for qualification as a REIT pursuant to Sections 856 through 860 of the Code, and CSC's proposed method of operation consistent with CSC's business and the business activities contemplated by this Agreement will enable it to meet the requirements for qualification and taxation as a REIT under the Code.

         6.22 Regarding Representations and Warranties Each request by any Borrower for a Loan Advance and/or the issuance of a Letter of Credit: (i) shall constitute an affirmation by Borrower that the foregoing representations and warranties remain true and correct as of the date of such request (except as modified by matters specifically disclosed in writing to Administrative Agent or as reflected in any update to the representations or warranties, Schedules or Exhibits referred to in this Article 6 delivered to the Administrative Agent prior to or simultaneously with such written request) and, unless Administrative Agent is notified to the contrary prior to the disbursement of the requested Loan Advance or the issuance of the requested Letter of Credit, will be so on the date of such Loan Advance or issuance of such Letter of Credit, and (ii) shall constitute the representation and warranty of Borrower to Administrative Agent and each of the Lenders that the information set forth in each such request is true and correct in all material respects and omits no material fact necessary to make the same not misleading. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by each Loan Party shall be deemed to have been relied upon by the Administrative Agent and each of the Lenders notwithstanding any investigation heretofore or hereafter made by the Administrative Agent and/or any of the Lenders or on its behalf.

         7. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that from the date hereof and so long as any indebtedness is outstanding hereunder, or any of the Loan or other obligations remains outstanding, as follows:

         7.1 Notices. Borrower shall within five (5) business days after it has actual knowledge thereof, notify Administrative Agent in writing (and Administrative Agent shall thereafter promptly notify the Lenders) of the occurrence of any act, event or condition which constitutes a Default or Event of Default under any of the Loan Documents. Such notification shall include a written statement of any remedial or curative actions which Borrower proposes to undertake and/or to cause any of other Loan Parties to cure or remedy such Default or Event of Default.

         7.2 Financial Statements; Reports; Officer's Certificates. Borrower shall furnish or cause to be furnished to Administrative Agent (and Administrative Agent shall thereafter promptly furnish copies of same to the Lenders) from time to time, the following financial statements, reports, certificates, and other information, all in form and manner of presentation reasonably acceptable to Administrative Agent:

                  7.2.1 Annual Statements. Within ninety (90) days after the close of each Fiscal Year, (i) the Consolidated statement of financial condition of CSC, as at the end of such Fiscal Year and the related Consolidated statement of income and retained earnings and statement of cash flows for such Fiscal Year, in each case, commencing with the Fiscal Year ending December 31, 2003, setting forth comparative figures for the preceding fiscal year and certified by Ernst & Young LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, in an unqualified opinion, together with (ii) consolidating income statements for the Borrower and each Borrower Subsidiary; such financial statements to include and to be supplemented by such detail and supporting data and schedules as Administrative Agent may from time to time reasonably determine;

                  7.2.2 Periodic Statements Within forty five (45) days after the close of each calendar quarter (except for the quarter ending on December 31), the following (i) the Consolidated statement of financial condition of CSC, as at the end of such quarterly period, the related Consolidated statement of income and retained earnings (for the current quarter and on a year to date basis), and statement of cash flows (on a year to date basis), in each case commencing with the Fiscal Year ending December 31, 2004, setting forth comparative figures for the related periods in the prior Fiscal Year, internally prepared in accordance with GAAP, consistently applied, subject to normal year-end audit adjustments, all in form and manner of presentation reasonably acceptable to Administrative Agent, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Administrative Agent may from time to time reasonably determine, together with (ii) consolidating income statements for the Borrower and each Borrower Subsidiary, (iii) an Officer's Certificate from the Borrower certifying that such financial statements fairly present the financial condition of CSC and that no Event of Default has occurred and is continuing, or if it is, a statement as to the nature thereof, (iv) a listing of all filings by Borrower or CSC with the SEC, including, without limitation, full copies of Guarantor's 10-Q and 10-K filings, and (v) an updated Cash Flow Projection specifically identifying, without limitation, (a) any changes to the Cash Flow Projection provided in the immediately prior Officer's Certificate and
         (b) any Distributions projected during the next one-hundred and eighty
         (180) days.

                  7.2.3 Borrowing Base Property Reports. Quarterly and annually, upon delivery of each of the financial statements required pursuant to Sections 7.2.1 and 7.2.2, above, the following financial statements for each of the Borrowing Base Property Owners internally prepared by Borrower and certified by Borrower to be true, accurate and complete in all material respects: (i) to the extent not included in the deliveries under Section 7.2.1. or 7.2.2., an operating statement showing all Net Operating Income, including, without limitation, the results of operation for the current quarter and on a year-to-date basis for the period just ended and, annually, an operating statement for the year just ended; and (ii) in the form customarily used by the Borrower, a detailed, current rent roll of the subject Borrowing Base Property, containing such details as Administrative Agent may reasonably request.

                  7.2.4 SEC Reports. Within five (5) days after being received, copies of all correspondence from the SEC, other than routine non-substantive general communications from the SEC.

                  7.2.5 Compliance Certificates. Within forty-five (45) days after the close of each quarterly accounting period in each Fiscal Year of the Borrower (except for the quarter ending on December 31, which shall be submitted within ninety days after the close of such quarter), a Compliance Certificate in form of Exhibit G, annexed hereto, together with an Officer's Certificate from the Borrower providing and otherwise certifying the compliance or non-compliance by the Borrower with the Financial Covenants, with such supporting detail as is reasonably deemed necessary by the Administrative Agent to verify the calculations incorporated therein, along with a report containing, to the extent not included in the deliveries under Sections 7.2.1, 7.2.2, or 7.2.3 for all Individual Properties, a summary listing of all Net Operating Income, revenues, rent roll, mortgage Debt, if any, and, in addition, for each Individual Property acquired during the quarter just ended, the cost basis and the amount and terms of any assumed Debt.

                  7.2.6 Data Requested. Within a reasonable period of time and from time to time, such other financial data or information as Administrative Agent may reasonably request with respect to the Collateral Properties, the Borrower, and/or the other Loan Parties including, but not limited to, rent rolls, aged receivables, aged payables, leases, budgets, forecasts, reserves, cash flow projections, deposit accounts, mortgage information, physical condition of the Collateral Properties and pending lease proposals;

                  7.2.7 Tax Returns. Upon Administrative Agent's request, copies of all federal and state tax returns of the Borrower and the other Loan Parties;

                  7.2.8 Lease Notices. Concurrently with the giving or receipt thereof, and within ten (10) Business Days of receipt thereof, copies of all notices of default given or received by any Loan Party with respect to any Major Lease.

                  7.2.9 Ground Lessor Interest Notices. Concurrently with the giving thereof, and within five (5) Business Days of receipt thereof, copies of all material notices, other than routine correspondence, given or received by any Loan Party with respect to any Ground Lease with respect to a Borrowing Base Property.

                  7.2.10 Entity Notices. Concurrently with the issuance thereof, copies of all material written notices (excluding routine correspondence) given to the partners, owners, stockholders, and/or members, respectively, of the Borrower.

                  7.2.11 Property Acquisition or Sale. Within five (5) Business Days of receipt thereof, copies of all notices in any way relating to a proposed sale or acquisition of any Individual Property by the Borrower or any Borrower Subsidiary.

                  7.2.12 Property Finance. Within five (5) Business Days of receipt thereof, copies of all notices in any way relating to (a) a proposed finance or refinance of any Individual Property by the Borrower or any Borrower Subsidiary, (b) the occurrence of any monetary or material non-monetary default or monetary or material non-monetary event of default under any Debt which is recourse the Borrower, or any other default or event of default under any Debt which is recourse to the Borrower, the occurrence of which could reasonably be expected to have a Material Adverse Effect, or (c) the occurrence of any monetary or material non-monetary default or monetary or material non-monetary event of default under any Debt in excess of $10,000,000.00 which is secured by an Individual Property, or any other default or event of default under any Debt in excess of $10,000,000.00 which is secured by an Individual Property, the occurrence of which could reasonably be expected to have a Material Adverse Effect.

                  7.2.13 Notice of Litigation. Within ten (10) Business Days after an officer of either Borrower, any Borrower Subsidiary, or any Loan Party obtains knowledge thereof, written notice of any pending or, to the best of the Borrowers' knowledge, threatened action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority by any entity (private or governmental) relating in any way to the Loan, the transactions contemplated in the Loan Documents (including, without limitation, with regard to all Distributions), or the transactions contemplated in any documentation executed in connection therewith, or the Borrower, any other Loan Party, or any other Borrower Subsidiary, which is not fully covered (subject to deductibles) by an insurance policy issued by a reputable and financially viable insurance company, or, to the extent not so covered, which could reasonably be expected to have a Material Adverse Effect.

         7.3 Existence. Borrower shall do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect (x) the partnership, company or corporate existence, as applicable, of each Loan Party and (y) the material rights, licenses, permits and franchises of each Loan Party, (ii) comply with all laws and other Legal Requirements applicable to it and its assets, business and operations, the non-compliance with which could reasonably be expected to have a Material Adverse Effect, (iii) to the extent applicable, at all times maintain, preserve and protect all material franchises and trade names and all the remainder of its property used or useful in the conduct of its business, and (iv) keep and cause each Loan Party to keep, its assets in good working order and repair, ordinary wear and tear and damage by casualty or taking by condemnation excepted, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto.

         7.4 Payment of Taxes. Borrower shall duly pay and discharge, and cause each Loan Party to duly pay and discharge, before the same shall become overdue, all taxes, assessments, impositions, and other governmental charges payable by it or with respect to the Collateral Properties, to the extent that same are not paid by the tenants under the respective Leases; provided, however, the failure of any Loan Party to pay such taxes, assessments, impositions, or other governmental charges shall not constitute a Default or Event of Default as long as same are being contested in a manner which complies with the requirements of
Section 8.2.3.

         7.5 Insurance; Casualty, Taking.

                  7.5.1 Borrower shall at all times maintain or cause the appropriate Person to maintain in full force and effect the following insurance: (i) the Collateral Properties shall be insured by insurers of recognized financial responsibility against such losses and risks in compliance with the Major Leases and the requirements set forth in Exhibit E hereto, and (ii) all other assets of the Borrower and the Borrower Subsidiaries shall be insured with such insurance as is reasonable and usual for Persons conducting business operations similar to those of the Borrower and in compliance with the terms of any secured financing with respect thereto.

                  7.5.2 Without limiting the generality of the insurance requirements set forth herein, only if commercially available at commercially reasonable rates (in an amount reasonably consistent with the amount of such insurance generally obtained by companies engaging in real estate business operations of a similar size and nature as that of the Borrower) either (i) the insurance policies required hereunder shall not include any so called "terrorist exclusion" or similar exclusion or exception to insurance coverage relating to the acts of terrorist groups or individuals, or (ii) excess or blanket coverage with respect thereto shall be provided, which excess or blanket coverage must be in an amount, from an insurer, and in accordance with terms and conditions reasonably acceptable to the Administrative Agent.

                  7.5.3 All insurance premiums shall be paid, at Borrower's option either annually in advance or in installments when due, and Administrative Agent shall be provided with evidence of such payment of insurance premiums (or evidence of the relevant installment payment) prior to each renewal or replacement of such coverages.

                  7.5.4 In the event of any damage or destruction to any Collateral Property by reason of fire or other hazard or casualty, Borrower shall give immediate written notice thereof to Administrative Agent. With respect to any such damage or destruction, the Borrower shall make the Mandatory Principal Payment, if any is required, set forth herein. If there is any condemnation for public use of any Collateral Property Borrower shall give immediate written notice thereof to Administrative Agent (and Administrative Agent shall thereafter promptly notify the Lenders). With respect to any such condemnation, the Borrower shall make the Mandatory Principal Payment, if any is required, set forth herein. Further, Borrower shall upon the request of the Administrative Agent provide to the Administrative Agent a report as to the status of any insurance adjustment, condemnation claim, or restoration resulting from any casualty or taking.

         7.6 Inspection. Borrower shall cause the other Loan Parties to permit the Administrative Agent and the Lenders and its/their agents, representatives and employees to inspect the Collateral Properties, and any and all other assets of the Borrower or any of the Loan Parties, at reasonable hours upon reasonable notice. The Borrower shall be responsible for the reasonable costs incurred by the Administrative Agent of one (1) such inspection of each Borrowing Base Property or other asset per year, and all such inspections if an Event of Default is in existence.

         7.7 Loan Documents. Borrower shall (and shall cause the other Loan Parties to) observe, perform and satisfy all the terms, provisions, covenants and conditions to be performed by it under, and to pay when due all costs, fees and expenses, and other Obligations to the extent required under, the Loan Documents.

         7.8 Further Assurances. Borrower shall and shall cause the other Loan Parties to execute and deliver to the Administrative Agent such documents, instruments, certificates, assignments and other writings, and do such other acts, necessary or desirable in the reasonable judgment of the Administrative Agent, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Obligations or for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents.

         7.9 Books and Records. Borrower shall and shall cause the other Loan Parties and Borrower Subsidiaries to keep and maintain in accordance with GAAP (or such other accounting basis reasonably acceptable to the Administrative Agent), proper and accurate books, records and accounts reflecting all of the financial affairs of the Borrower and such other Loan Parties and Borrower Subsidiaries and all items of income and expense in connection with their respective business and operations and in connection with any services, equipment or furnishings provided in connection with the operation of the business of the Borrower, the other Loan Parties, and the Borrower Subsidiaries, whether such income or expense is realized thereby or by any other Person. The Administrative Agent shall have the right, not more than once each quarter (unless an Event of Default shall have occurred and be continuing in which case as often as the Administrative Agent shall reasonably determine), during normal business hours and upon reasonable notice, to examine such books, records and accounts at the office of the Person maintaining such books, records, correspondence, and accounts and to make such copies or extracts thereof as the Administrative Agent shall desire at Administrative Agent's cost and expense. Borrower shall give the Administrative Agent fifteen (15) Business Days notice of any change in the location of its financial records from the address specified at the beginning of this Agreement. The Administrative Agent may discuss the financial and other affairs of the Borrower, the other Loan Parties, and the Borrower Subsidiaries with any of its partners, owners, and any accountants hired by Borrower, it being agreed that Administrative Agent and each of the Lenders shall use reasonable efforts not to divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the Loan, enforcing its rights and remedies under the Loan Documents and in the conduct, operation and regulation of its banking and lending business (which may include, without limitation, the transfer of the Loan or of participation interests therein). Any assignee or transferee of the Loan, co-lender, or any holder of a participation interest in the Loan shall deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loan or of further participation interests therein.

         7.10 Business and Operations. Borrower shall (and shall cause the other Loan Parties and Borrower Subsidiaries to) (i) continue to engage in the type of businesses, acquisition, sale, financing, development and operation of retail properties and usual and customary uses incidental to such retail activities presently conducted by them as of the Closing Date, respectively, and (ii) be qualified to do business and in good standing under the laws of each jurisdiction, and otherwise to comply with all Legal Requirements, as and to the extent the same are required for the ownership, maintenance, management and operation of the assets of such Person except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         7.11 Title. (i) Borrower shall and shall cause the other Loan Parties to warrant and defend (x) the title to each item of Collateral owned by such Person and every part thereof, subject only to the Liens (if any) permitted hereunder, (y) the validity and priority of the Liens and security interests held by the Administrative Agent pursuant to the Loan Documents, in each case against the claims of all Persons whomsoever, and (z) the title to and in the Collateral Properties, and (ii) Borrower and the other Loan Parties shall be responsible, jointly and severally, to reimburse Administrative Agent and the Lenders for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by the Administrative Agent and/or any of the Lenders if an interest in any item of Collateral, other than as permitted hereunder, is claimed by another Person.

         7.12 Estoppel. Borrower shall (and shall cause the other Loan Parties to), within ten (10) Business Days after a request therefor from the Administrative Agent, which request shall not be made by Administrative Agent more than once each Fiscal Year, furnish to the Administrative Agent a statement, duly acknowledged and certified, setting forth (i) the amount then owing by Borrower in respect of the Obligations, (ii) the date through which interest on the Loan has been paid, (iii) any offsets, counterclaims, credits or defenses to the payment by any Loan Party to the Obligations of which Borrower has knowledge and (iv) whether any written notice of Default from Administrative Agent to the Borrower or any of the other Loan Parties is then outstanding and acknowledging that this Agreement and the other Loan Documents are in full force and effect and unmodified, or if modified, giving the particulars of such modification.

         7.13 ERISA. Borrower shall (and shall cause each of the other Loan Parties and Borrower Subsidiaries to) as soon as possible and, in any event, within ten (10) days after any Loan Party, Borrower Subsidiary, or any ERISA Affiliate knows of the occurrence of any of the following which could reasonably be expected to have a Material Adverse Effect, deliver to Administrative Agent a certificate of an executive officer of the Borrower setting forth details as to such occurrence and the action, if any, that the applicable Borrower or other Loan Party or Borrower Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by such Borrower, Loan Party, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: (i) that a Reportable Event has occurred; (ii) that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; (iii) that a contribution required to be made to a Plan has not been timely made; (iv) that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; (v) that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; (vi) that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; (vii) that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; (viii) that such Borrower, Loan Party, Borrower Subsidiary, or ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of
ERISA; or (ix) or that such Borrower, the Loan Party or Borrower Subsidiary may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(l) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA). Upon the request of the Administrative Agent, the Borrower shall (and shall cause the other Loan Parties and Borrower Subsidiaries to) deliver to Administrative Agent a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to Administrative Agent pursuant to the first sentence hereof, copies of any material notices received by the Borrower, a Loan Party, a Borrower Subsidiary, or any ERISA Affiliate with respect to any Plan shall be delivered to Administrative Agent no later than ten (10) days after the date such report has been filed with the Internal Revenue Service or such notice has been received by such Borrower, Loan Party or Borrower Subsidiary or ERISA Affiliate, as applicable.

         7.14 Depository Account.

                  7.14.1 Borrower shall maintain an operating and other depository account (the "Depository Account") with Fleet National Bank (or any successor thereto), unless otherwise agreed by Administrative Agent in writing.

                  7.14.2 Administrative Agent is hereby authorized, on or after the due date, to charge such Depository Account of Borrower with the amount of all payments due under this Agreement, the Note or the other Loan Documents, with the Borrower's obligation to make any required payment being satisfied to the extent there are sufficient collected funds in the Depository Account in the amount of such payment.

         7.15 Costs and Expenses. Borrower shall pay all costs and expenses (excluding salaries or wages of full time employees of Administrative Agent) reasonably incurred by Administrative Agent in connection with the implementation and syndication of the Loan and the administration of the Loan, and reasonably incurred by the Administrative Agent or any of the Lenders in connection with the enforcement of the Administrative Agent's and Lenders' rights under the Loan Documents, including, without limitation, legal fees and disbursements, appraisal fees, inspection fees, plan review fees, travel costs, fees and out-of-pocket costs of independent engineers and other consultants. Borrower's obligations to pay such costs and expenses shall include, without limitation, all reasonable attorneys' fees and other costs and expenses for preparing and conducting litigation or dispute resolution arising from any breach by Borrower or the Loan Parties of any covenant, warranty, representation or agreement under any one or more of the Loan Documents.

         7.16 Appraisals

                  7.16.1 Appraisal. Administrative Agent shall have the right at its option, from time to time, to order an appraisal of one or more of the Borrowing Base Properties prepared at Administrative Agent's direction by an appraiser selected by Administrative Agent (the "Appraisal"), after notice to the Borrower. An appraiser selected by Administrative Agent shall be an MAI member with an appropriate level of professional experience appraising commercial properties in the respective area(s) of the Borrowing Base Properties and otherwise qualified pursuant to provisions of applicable laws and regulations under and pursuant to which Administrative Agent operates.

                  7.16.2 Costs of Appraisal. Borrower shall pay for the costs of each Appraisal and each updated Appraisal only (i) after the occurrence of an Event of Default, or (ii) in connection with an annual Appraisal to be ordered by the Administrative Agent for each Borrowing Base Property, or (iii) in connection with any request by the Borrower to extend the Initial Maturity Date to the Extended Maturity Date, or (iv) if a material adverse change has occurred to any Borrowing Base Property.

         7.17 Indemnification. Borrower shall at all times, both before and after repayment of the Loan, at its sole cost and expense defend, indemnify, exonerate and save harmless Administrative Agent and each of the Lenders and all those claiming by, through or under Administrative Agent and each of the Lenders ("Indemnified Party") against and from all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind whatsoever, including, without limitation, reasonable attorneys' fees and experts' fees and disbursements, which may at any time (including, without limitation, before or after discharge or foreclosure of the Security Documents) be imposed upon, incurred by or asserted or awarded against the Indemnified Party and arising from or out of:

                           (i) any liability for damage to person or property
                  arising out of any violation of any Legal Requirement, or

                           (ii) any and all liabilities, damages, penalties,
                  costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Loan arising from any act or course of dealing by the Borrower or any Loan Party, or

                           (iii) any act, omission, negligence or conduct at any
                  Collateral Property, or arising or claimed to have arisen, out of any act, omission, negligence or conduct of Borrower, any Borrower Subsidiary, or any tenant, occupant or invitee thereof which is in any way related to any Collateral Property.

Notwithstanding the foregoing, an Indemnified Party shall not be entitled to indemnification in respect of claims arising from acts of its own gross negligence or willful misconduct to the extent that such gross negligence or willful misconduct is determined by the final judgment of a court of competent jurisdiction, not subject to further appeal, in proceedings to which such Indemnified Party is a proper party.

         7.18 Leasing Matters.

                  7.18.1 Administrative Agent's Approval Required.

                           (i) Except as provided for herein, the Loan Parties
                  may enter into, modify, terminate, or amend any Lease for any Individual Property without the approval of the Administrative Agent or the Lenders.

                           (ii) Administrative Agent's prior written approval,
                  which shall not be unreasonably withheld or delayed, shall be required in each instance as to the entering into of any Major Lease.

                           (iii) For any Major Lease requiring approval
                  hereunder, the approval shall relate to: (i) the economic and other terms of the Major Lease; (ii) each tenant under a proposed Major Lease; (iii) each guarantor of a tenant's obligations under a proposed Major Lease; (iv) any material modification or amendment to the Major Lease, and (v) any optional termination, cancellation or surrender of any Major Lease by the Loan Party thereto but not a termination resulting from a default of the tenant thereunder.

                  7.18.2 Borrower's Requests. Subject to Section 7.18.5, any request by Borrower for an approval from Administrative Agent with respect to leasing matters shall be sent to the Administrative Agent and shall be accompanied to the extent available, by the following: (i) the proposed lease or amendment or modification thereof complete with all applicable schedules and exhibits and a lease abstract; (ii) a complete copy of any proposed guaranty; (iii) comprehensive financial information with respect to the proposed tenant and, if applicable, the proposed guarantor (as to new leases or amendments or modifications to existing leases involving material economic changes); and (iv) an executive summary of the terms and conditions of the proposed lease and, if applicable, the proposed guaranty.

                  7.18.3 Response. The Administrative Agent shall act on requests from Borrower for any approval required under Section 7.18.2 in a commercially reasonable manner and shall use commercially reasonable efforts to respond to any such request within ten (10) Business Days for approvals required under Section 7.18.2, in each instance following Administrative Agent's receipt thereof with all required supporting information. Administrative Agent's response may consist of an approval or disapproval of the request, or a conditional approval thereof subject to specified conditions, or a request for further data or information, or any combination thereof.

                  7.18.4 Advance Information. In order to expedite the processing of requests for such approvals, Borrower agrees to provide the Administrative Agent with as much advance information as is possible in a commercially reasonable manner in advance of Borrower's formal request for an approval.

                  7.18.5 Preliminary Submission.

                           (i) At Borrower's option, after the preparation or
                  execution of a term sheet or letter of intent with any proposed tenant under a Major Lease requiring approval herein, the Borrower may deliver to the Administrative Agent a preliminary submission consisting of, to the extent available,
                  (x) an executive summary or abstract of the terms and conditions of the proposed lease and, if applicable, the proposed guaranty and (y) comprehensive financial information with respect to the proposed tenant and, if applicable, the proposed guarantor. Administrative Agent shall act on requests from Borrower for any approval under this section in a commercially reasonable manner and shall use commercially reasonable efforts to respond to any such request within ten
                  (10) Business Days following Administrative Agent 's receipt thereof. In the event that Administrative Agent approves such summary material and financial information for any Major Lease, the material shall be referred to herein as an "Approved Lease Term Sheet".

                           (ii) Administrative Agent shall not withhold its
                  approval of (x) the economic terms of any lease which are not materially less favorable than the economic terms established by an Approved Lease Term Sheet, or (y) the identity of the tenant and each guarantor, and any terms or other substantive provisions, reflected in an Approved Lease Term Sheet, unless there has been a material adverse change in the financial condition of the tenant or any such guarantor since the approval of such Approved Lease Term Sheet.

         7.19 Interest Expense Coverage. The Interest Expense Coverage as determined as of each Calculation Date shall be not less than 2.00:1. The Interest Expense Coverage covenant shall be tested by the Administrative Agent as of the Calculation Date with results based upon the results for the most recent Calculation Period, such calculation and results to be verified by the Administrative Agent.

         7.20 Leverage Ratio. The Leverage Ratio as determined as of each Calculation Date shall be less than seventy percent (70%). The Leverage Ratio covenant shall be tested by the Administrative Agent as of each Calculation Date, such calculation and results to be verified by the Administrative Agent.

         7.21 Fixed Charge Ratio. The Fixed Charge Ratio as determined as of each Calculation Date shall be not less than 1.50:1. The Fixed Charge Ratio covenant shall be tested by the Administrative Agent as of each Calculation Date with results based upon the results for the most recent Calculation Period, such calculation and results to be verified by the Administrative Agent.

         7.22 Net Worth. The Borrower's Net Worth as determined as of each Calculation Date shall be equal to or greater than the aggregate of (a) eighty-five percent (85%) of Borrower's Net Worth as of December 31, 2003, plus
(b) eighty-five percent (85%) of the cumulative net cash proceeds received from and the value of assets acquired (net of Debt incurred or assumed in connection therewith) through the issuance of Capital Stock by CSC or the Borrower after December 31, 2003. For purposes of this section "net" means net of underwriters' discounts, commissions and other reasonable out-of-pocket expenses of issuance actually paid to any Person (other than a Loan Party or an Affiliate of any Loan Party). The Net Worth covenant shall be tested by the Administrative Agent as of each Calculation Date, such calculation and results to be verified by the Administrative Agent.

         7.23 Borrowing Base Property Covenants.

                  7.23.1 The aggregate Occupancy Ratio for all Borrowing Base Properties (determined on an aggregate rentable square foot basis) shall not at any time be less than Eighty-Five (85%) percent for a period of ninety (90) consecutive days.

                  7.23.2 Each Borrowing Base Property shall at all times be a retail center located in the United States owned by a Borrowing Base Property Owner.

                  7.23.3 The ownership of each Borrowing Base Property shall at all times be consistent with the Borrower's business strategy, and each Borrowing Base Property shall at all times be of an asset quality consistent with the quality of Borrowing Base Properties owned by the Borrowing Base Property Owners as of the date hereof.

         7.24 Variable Rate Debt. The aggregate Pro Rata amount of the Debt (including the Loan) of the Consolidated CSC Entities and the Unconsolidated CSC Entities which is Variable Rate Indebtedness shall not exceed thirty percent (30%) of the Pro Rata amount of such total Debt.

         7.25 Replacement Documentation. Upon receipt of an affidavit of an officer of Administrative Agent as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

         7.26 Other Covenants. The Borrower hereby represents and warrants to Administrative Agent and the Lenders that no Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that the Borrower and/or any of the other Loan Parties, after the date hereof, intends to store or otherwise deliver any Collateral or other personal property in which the Administrative Agent has been granted a security interest to such a bailee, then the Borrower shall receive the prior written consent of the Administrative Agent not to be unreasonably withheld or delayed and such bailee must acknowledge in writing that the bailee is holding such Collateral or such other personal property for the benefit of the Administrative Agent and the Lenders.

         7.27 Maintenance of REIT Status. CSC shall engage in such business activities, and shall refrain from engaging in such activities, so as to continue to meet the requirements for qualification and taxation as a REIT under the Code.

         7.28 Lenders' Consultants.

                  7.28.1 Right to Employ. The Borrower agrees that the Administrative Agent shall have the right to employ on its behalf and on behalf of the Lenders, its own personnel, or one or more engineers, architects, environmental advisors, scientists, accountants, and attorneys to act as an advisor to Administrative Agent and the Lenders in connection with the Loan (each of which shall be a "Lenders' Consultant").

                  7.28.2 Functions. The functions of a Lenders' Consultant shall include, without limitation: (i) inspection and physical review of any Collateral Property; (ii) review and analysis of environmental matters;
         (iii) review and analysis of financial and legal matters; and (iv) providing usual inspection and review services in the event of the use of Net Proceeds for any Repair Work.

                  7.28.3 Payment. The reasonable costs and fees of Lenders' Consultants shall be paid by Borrower upon billing therefor and, if not so paid within thirty (30) days, may be paid directly by the Lenders through a Loan Advance.

                  7.28.4 Access. Borrower shall provide Lenders' Consultants with reasonable access to all Collateral Properties.

                  7.28.5 No Liability. Neither Administrative Agent nor any Lender shall have liability to Borrower, any Loan Party, Guarantor, or third party on account of: (i) services performed by Lenders' Consultant; or (ii) any failure or neglect by Lenders' Consultant to properly perform services. Borrower shall have no rights under or relating to any agreement, report, or similar document prepared by any Lenders' Consultant for Administrative Agent or Lenders. No Lenders' Consultant shall have liability to Borrower, any Loan Party, Guarantor, or third party on account of: (i) services performed by such Lenders' Consultant; or (ii) any failure or neglect by such Lenders' Consultant to properly perform services, except for its gross negligence or willful misconduct.

         8. NEGATIVE COVENANTS. Borrower covenants and agrees that from the date hereof and so long as any indebtedness is outstanding hereunder, or any of the Loan or other obligations remains outstanding, the Borrower shall not (and shall not suffer or permit the other Loan Parties, and/or the Borrower Subsidiaries
to):

         8.1 No Changes to Borrower and other Loan Parties. Without the prior written consent of the Administrative Agent, not to be unreasonably withheld or delayed after not less than thirty (30) days' prior written notice (with reasonable particularity of the facts and circumstances attendant thereto): (i) change its jurisdiction of organization, (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change the organizational number (if any) assigned by its jurisdiction of formation or its federal employment identification number (if any). Borrower agrees to take all such action and execute all such documents as the Administrative Agent may reasonably require in order to maintain the Administrative Agent's priority and perfection in the Collateral.

         8.2 Restrictions on Liens. Create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible, including, without limitation, the Borrowing Base Properties), whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse) or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, or grant rights with respect to, or otherwise encumber or create a security interest in, such property or assets (including, without limitation, any item of Collateral) or any portion thereof or any other revenues therefrom or the proceeds payable upon the sale, transfer or other disposition of such property or asset or any portion thereof, or permit or suffer any such action to be taken, except the following (singly and collectively, "Permitted Liens"):

                  8.2.1 Liens created by the Loan Documents;

                  8.2.2 Liens to secure Permitted Debt, provided that (x) the Borrower will be in compliance with the Financial Covenants considering the consequences of the granting of any such Lien and (y) no such Lien shall be secured by any Borrowing Base Property, the ownership interest in any Borrowing Base Property Owner, or any other assets of any Borrowing Base Property Owner;

                  8.2.3 Liens for taxes, assessments or other governmental charges not yet delinquent or which are being diligently contested in good faith and by appropriate proceedings, if (x) to the extent such contest concerns a Borrowing Base Property, reasonable reserves in an amount not less than the tax, assessment or governmental charge being so contested shall have been established in a manner reasonably satisfactory to the Administrative Agent or deposited in cash (or cash equivalents) with the Administrative Agent to be held during the pendency of such contest, or such contested amount shall have been duly bonded in accordance with applicable law, (y) no imminent risk of sale, forfeiture or loss of any interest in any Borrowing Base Property or the Collateral or any part thereof arises during the pendency of such contest and (z) such contest does not have and could not reasonably be expected to have a Material Adverse Effect;

                  8.2.4 Liens in respect of property or assets imposed by law, which do not secure Debt, such as judgment Liens (provided such judgment Liens do not cause the occurrence of an Event of Default under
         Section 10.1), carriers', warehousemen's, material men's and mechanics' liens and other similar Liens arising in the ordinary course of business, (x) which, except for such judgment Liens, do not in the aggregate materially detract from the value of any property or assets or have, and could not reasonably be expected to have, a Material Adverse Effect, (y) which, except for such judgment Liens, are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien, and (z) which as to any Borrowing Base Property do not have a lien priority prior to the Lien in favor of the Administrative Agent, for the benefit of the Lenders, with respect to the Obligations, including, without limitation, any future Loan Advances;

                  8.2.5 Personal property financing leases entered into in the ordinary course of business with respect to equipment, fixtures, furniture, furnishings and similar assets

         8.3 Consolidations, Mergers, Sales of Assets, Issuance and Sale of Equity. (i)

Dissolve, terminate, liquidate, consolidate with or merge with or into any other Person, (ii) issue, sell, lease, transfer or assign to any Persons or otherwise dispose of (whether in one transaction or a series of transactions) any portion of its assets (whether now owned or hereafter acquired), including, without limitation, any securities, membership or partnership interests, or other interests of any kind in any other Loan Party or Borrower Subsidiary, directly or indirectly (whether by the issuance of rights of, options or warrants for, or securities convertible into, any such security, membership or partnership interests or other interests of any kind), (iii) permit another Person to merge with or into it, (iv) acquire all or substantially all the capital stock, membership or partnership interests or assets of any other Person, or (v) take any action which could have the effect, directly or indirectly, of diluting the economic interest of any Loan Party in any other Loan Party or Borrower Subsidiary; except the following:

                  8.3.1 Transfers pursuant to the Security Documents and other agreements in favor of Administrative Agent for the ratable benefit of the Lenders;

                  8.3.2 Any such dissolution, liquidation, or termination which does not involve a Loan Party;

                  8.3.3 With the prior written consent of the Administrative Agent and the Lenders, such consent not to be unreasonably withheld or delayed, any consolidation, merger, or issuance so long as the Borrower is the surviving entity, provided that (x) the Borrower will be in compliance with the Financial Covenants considering the consequences of such event, (y) no such event shall cause a Change of Control, and (z) except as otherwise approved by the Administrative Agent, each Borrowing Base Property Owner will continue to be a Wholly-Owned Subsidiary of the Borrower or CSC as of the date hereof;

                  8.3.4 Sales of any Borrowing Base Property, provided the Release Conditions are satisfied with respect thereto;

                  8.3.5 Leases of all or any portion of any Borrowing Base Property which either (i) are permitted by the terms of this Agreement without Administrative Agent's consent or approval or (ii) are approved as provided for in this Loan Agreement;.

                  8.3.6 Sales, transfers or assignments of other assets of the Borrower, any Loan Party or any Borrower Subsidiary which are not within the Collateral, provided that the Borrower will be in compliance with the Financial Covenants considering the consequences of the sale; provided further, however, that the prior written approval of the Administrative Agent and the Required Lenders must be obtained (not to be unreasonably withheld or delayed), in every instance, in the event that the aggregate amount of any such sales, transfers, or assignments of said other assets exceeds ten percent (10%) of the Total Asset Value, as verified by the Administrative Agent;

                  8.3.7 Sales or dispositions in the ordinary course of business of worn, obsolete or damaged items of personal property or fixtures which are suitably replaced;

                  8.3.8 Transactions, whether outright or as security, for which Administrative Agent's, the Required Lenders' or the Lenders', as applicable, prior written consent has been obtained to the extent such approval is required under this Agreement;

                  8.3.9 In connection with a Permitted Investment;

                  8.3.10 The issuance or sale of equity interests in the Borrower or CSC;

                  8.3.11 The sale, transfer, assignment, redemption or other disposition of all or a portion of any preferred limited partnership interest in Cedar-Riverview LP or Delaware 1851 Associates, L.P.; or

                  8.3.12 Mergers of and between Loan Parties, provided (i) the Borrower and CSC shall at all times remain surviving entities, (ii) the Administrative Agent receives ten (10) Business Days prior written notice of the proposed merger, and (iii) Borrower agrees to take all such action and execute all such documents as the Administrative Agent may reasonably require in order to maintain the Administrative Agent's priority and perfection in the Collateral.

         8.4 Restrictions on Debt. (i) Create, incur or assume any Debt, or make any voluntary prepayments of any Debt in respect of which it is an obligor, (ii) enter into, acquiesce, suffer or permit any amendment, restatement or other modification of the documentation evidencing and/or securing any Debt under which it is an obligor, (iii) increase the amount of any Debt existing as of the Closing Date; except with respect to the following (singly and collectively, "Permitted Debt"):

                  8.4.1 The Obligations;

                  8.4.2 Customary permanent Debt of the Borrower, CSC or any Borrower Subsidiary secured by an Individual Property, other than a Borrowing Base Property; provided that the Borrower will be in compliance with the Financial Covenants considering the consequences of the incurrence of such Debt and provided further that the total aggregate amount of all such Debt which is secured by more than one Individual Property shall not at any time exceed $25,000,000;

                  8.4.3 Individual Property secured Debt of the Borrower, CSC or any Borrower Subsidiary which is recourse to the Borrower or CSC consistent with customary project finance market terms and conditions in an amount not to exceed $50,000,000.00 in the aggregate outstanding at any one time, provided that the Borrower will be in compliance with the Financial Covenants considering the consequences of the incurrence of such Debt;

                  8.4.4 Individual Property secured Debt of the Borrower, CSC or any Borrower Subsidiary which is nonrecourse to the Borrower (other than recourse in connection with customary nonrecourse or "bad boy" carve out provisions) or CSC, provided that the Borrower will be in compliance with the Financial Covenants considering the consequences of the incurrence of such Debt;

                  8.4.5 Indebtedness incurred in the ordinary course of business for the purchase of goods or services which are payable, without interest, within ninety (90) days of billing; and

                  8.4.6 Transactions, whether secured or unsecured, for which Administrative Agent's prior written consent has been obtained to the extent such approval is required under this Agreement; and

                  8.4.7 Debt under capital leases of the type described in
         Section 8.2.5.

         8.5 Other Business. Enter into any line of business or make any material change in the nature of its business, purposes or operations, or undertake or participate in activities other than the continuance of its present business except as otherwise specifically permitted by this Agreement or the other Loan Documents.

         8.6 Change of Control. Permit or otherwise suffer to occur any Change of Control.

         8.7 Forgiveness of Debt. Voluntarily cancel or otherwise forgive or release any Debt owed to it by any Person, except for adequate consideration and except for settlement of lease obligations of tenants in the Borrower's reasonable business judgement.

         8.8 Affiliate Transactions. Except as disclosed in the S-11 registration statement filed by CSC on October 23, 2003, after the Closing Date, enter into, or be a party to, any transaction with any Person which is an Affiliate of any Loan Party, except transactions (a) involving the offering or sale of a Person's equity interests on an arm's length basis, or (b) entered into in the ordinary course of business and on terms which are no less favorable to such Loan Party or Borrower Subsidiary than would be obtained in a comparable arm's-length transaction with an unrelated third party, provided that this
Section 8.8 shall not apply to transactions between and among Loan Parties or between and among Borrower Subsidiaries or to transactions between Loan Parties and Borrower Subsidiaries.

         8.9 ERISA. Except for Code Section 401(k) plans, establish or be obligated to contribute to any Plan.

         8.10 Bankruptcy Filings. With respect to any of the Loan Parties, file a petition under any state or federal bankruptcy or insolvency laws for the liquidation of all or a major portion of its assets or property.

         8.11 Investment Company. Become an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         8.12 Holding Company. Become a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         8.13 Use of Proceeds. Permit the proceeds of the Loan, or any other accommodation at any time made hereunder, to be used for any purpose which entails a violation of, or is inconsistent with, Regulation T, U or X of the Board, or for any purpose other than those set forth in Section 1.3.

         8.14 Distributions. Authorize, declare, or pay any Distributions on behalf of the Borrower, except for Permitted Distributions.

         8.15 Restrictions on Investments. make or permit to exist or to remain outstanding any Investment except which are in:

                    (i) marketable direct or guaranteed general obligations of the United States of

                  America which mature within one year from the date of purchase;

                    (ii) bank deposits, certificates of deposit and banker's
                  acceptances, or other obligations in or of the Lenders or banks located within and chartered by the United States of America or a state and having assets of over $500,000,000.00;

                    (iii) the Borrower's Subsidiaries (both Subsidiaries as of the date hereof and any other Person that becomes a Borrower Subsidiary), subject in all instances to the terms of this Agreement; and

                    (iv) Permitted Investments.

         8.16 Negative Pledges, etc. Enter into any agreement subsequent to the Closing Date (other than a Loan Document) which (a) prohibits the creation or assumption of any Lien upon any of the Collateral, including, without limitation, any hereafter acquired property, (b) specifically prohibits the amendment or other modification of this Agreement or any other Loan Document, or
(c) could reasonably be expected to have a Material Adverse Effect.

         9. SPECIAL PROVISIONS.

         9.1 Legal Requirements. Borrower, any Borrower Subsidiary or any Loan Party may contest in good faith any claim, demand, levy or assessment under any Legal Requirements by any person or entity if: (i) the contest is based upon a material question of law or fact raised by Borrower in good faith; (ii) such Person properly commences and thereafter diligently pursues the contest; (iii) the contest will not materially impair the ability to ultimately comply with the contested Legal Requirement should the contest not be successful; (iv) if the contest concerns a Borrowing Base Property or a Borrowing Base Property Owner, reasonable reserves in an amount necessary to undertake and pay for such contest and any corrective or remedial action then or thereafter reasonably likely to be necessary shall have been established in a manner reasonably satisfactory to the Administrative Agent or deposited in cash (or cash equivalents) with the Administrative Agent to be held during the pendency of such contest, or such contested amount shall have been duly bonded in accordance with applicable law;
(vi) no Event of Default exists; (vii) if the contest relates to an Environmental Legal Requirement, the conditions set forth in the Environmental Indemnity relating to such contests shall be satisfied; (viii) no imminent risk of sale, forfeiture or loss of any interest in any Borrowing Base Property or the Collateral or any part thereof arises during the pendency of such contest; and (ix) such contest could not reasonably be expected to have a Material Adverse Effect.

         9.2 Limited Recourse Provisions.

                  9.2.1 Borrower Fully Liable. Borrower shall be fully liable for the Loan and the Obligations of Borrower to the Administrative Agent and each of the Lenders.

                  9.2.2 Certain Non-Recourse. This Agreement and all Loan Documents have been executed by the undersigned in its capacity as an officer of CSC, as general partner of the Borrower on behalf of the Borrower or the Loan Parties, and not individually, and none of the trustees, officers, directors, members, limited partners, or shareholders of the Borrower or CSC or any Loan Party shall be bound or have any personal liability hereunder or thereunder except under any Guaranty or other Loan Document signed by such Person, other than a signature in a representative capacity. Under no circumstances shall any party be entitled to seek recourse or commence any action against any of the trustees, officers, directors, members, limited partners, or shareholders of the Borrower or CSC or any such Person's personal assets for the performance or payment of any obligation hereunder. In all other Loan Documents, all parties shall not seek recourse or commence any action against any of the trustees, officers, directors, members, limited partners, or shareholders of Borrower or CSC or any of such Person's personal assets for the performance or payment of any obligation hereunder or thereunder, except under any Guaranty or other Loan Document signed by such Person, other than a signature in a representative capacity.

                  9.2.3 Additional Matters. Nothing contained in the foregoing non-recourse provisions or elsewhere shall: (i) limit the right of Administrative Agent or any of the Lenders to obtain injunctive relief or to pursue equitable remedies under any of the Loan Documents, excluding only any injunctive relief ordering payment of obligations by any Person or entity for which personal liability does not otherwise exist; or (ii) limit the liability of any attorney, law firm, accountant or other professional who or which renders or provides any written opinion or certificate to Administrative Agent or any of the Lenders in connection with the Loan even though such person or entity may be a limited partner of Borrower.

         9.3 Payment of Obligations. Upon the return to the Administrative Agent, or the expiration, of all of the Letters of Credit and the payment in full of the Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of the Administrative Agent and of each Lender for which the Borrower is responsible, and the termination of the Loan, the Administrative Agent shall release any security and other collateral interests as provided for herein and under the other Loan Documents and shall execute and deliver such documents and termination statements as Borrower or any other Loan Party reasonably requests to evidence such termination and release. However, such release by the Administrative Agent shall not be deemed to terminate or release any Person from any obligation or liability under the Loan Documents which specifically by its terms survives the payment in full of the Obligations.

         10. EVENTS OF DEFAULT. The following provisions deal with Default, Events of Default, notice, grace and cure periods, and certain rights of Administrative Agent following an Event of Default.

         10.1 Default and Events of Default. The term "Default" as used herein or in any of the other Loan Documents shall mean any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, could constitute, an Event of Default. The occurrence of any of the following events, continuing uncured beyond any applicable grace, notice or cure period, respectively, shall constitute an event of default ("Event of Default"). Upon the occurrence of any Event of Default described in Section 10.1.8, any and all Obligations shall become due and payable without any further act on the part of the Administrative Agent. Upon the occurrence of any other Event of Default, the Administrative Agent may declare that any and all Obligations shall become immediately due and payable.

                  10.1.1 Failure to Pay the Loan. The failure by the Borrower to pay when due any principal of, interest on, or fees in respect of, the Loan, and the specific grace period, if any, allowed for the default in question in Section 10.2 or elsewhere in this Agreement shall have expired without such default having been cured.

                  10.1.2 Failure to Make Other Payments. The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Obligation other than any payment Obligation on account of the principal of, or interest on, or fees in respect of, the Loan, and the specific grace period, if any, allowed for the default in question in Section 10.2 or elsewhere in this Agreement shall have expired without such default having been cured.

                  10.1.3 Note, Security Documents, and Other Loan Documents. Any other default in the performance of any term or provision of the Note, or of the Security Documents, or of any of the other Loan Documents, or a breach, or other failure to satisfy, any other term, provision, condition or warranty under the Note, the Security Documents, or any other Loan Document, regardless of whether any then undisbursed portion of the Loan is sufficient to cover any payment of money required thereby, and the specific grace period, if any, allowed for the default in question in Section 10.2 or elsewhere in this Agreement shall have expired without such default having been cured.

                  10.1.4 Default under Other Agreements. The occurrence of any breach of any covenant or Obligation imposed by, or of any default under, any agreement (including any Loan Document) between the Administrative Agent and/or the Lenders and the Borrower, and/or the Loan Parties in connection with the Loan, or any instrument given by the Borrower and such Persons to the Administrative Agent and/or the Lenders, in connection with the Loan and the expiry, without cure, of any applicable grace period in Section 10.2, elsewhere in this Agreement, or in the applicable Loan Document (notwithstanding that the Administrative Agent and/or the Lenders may not have exercised all or any of its/their rights on account of such breach or default).

                  10.1.5 Representations and Warranties. If any representation or warranty made by the Borrower or by any of the other Loan Parties or the Borrower Subsidiaries in the Loan Documents was untrue or misleading in any material respect as of the date made or deemed made (updated as provided for herein), including, without limitation, all representations and warranties made in Article 6 herein, and shall have a Material Adverse Effect.

                  10.1.6 Affirmative Covenants. The breach of any covenant contained in Article 7 herein, including, without limitation, the Financial Covenants.

                  10.1.7 Negative Covenants. The breach of any covenant contained in Article 8 herein.

                  10.1.8 Financial Status and Insolvency.

                    A. Borrower shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act; (iii) make an assignment for the benefit of creditors; (iv) consent to, or acquiesce in, the appointment of a receiver, liquidator or trustee of itself or of the whole or any substantial part of its properties or assets; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law; (vi) have a court of competent jurisdiction enter an order, judgment or decree appointing a receiver, liquidator or trustee of Borrower, or of the whole or any substantial part of the property or assets of Borrower, and such order, judgment or decree shall remain unvacated or not set aside or unstayed for ninety (90) days; (vii) have a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal Bankruptcy laws or any other applicable law and such petition shall remain undismissed for ninety (90) days; (viii) have, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction assume custody or control of Borrower or of the whole or any substantial part of its property or assets and such custody or control shall remain unterminated or unstayed for ninety (90) days; or (ix) have an attachment or execution levied against any substantial portion of the property of Borrower or against any portion of the Collateral which is not discharged or dissolved by a bond within sixty (60) days; or

                    B. any such event set forth in subsection A above shall occur with respect to any Loan Party;

                  10.1.9 Loan Documents. If any Loan Document for any reason other than the satisfaction in full of all Obligations shall cease to be in full force and effect (other than in accordance with its terms), thereby preventing the Administrative Agent and/or the Lenders from obtaining the practical realization of the benefits thereof, or if any Loan Document shall be declared null and void or any Loan Party shall claim or declare any such Loan Document to no longer be in full force and effect or is null and void, or if the Liens and security interests purported to be created by any of the Loan Documents shall cease to be valid, perfected, first priority (except as otherwise expressly provided herein) security interests;

                  10.1.10 Judgments. One or more judgments or decrees shall be entered against Borrower or any Loan Party or Borrower Subsidiary involving a liability (not paid or fully covered (subject to deductibles) by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of sixty (60) consecutive days, and the aggregate amount of all such judgments exceeds $750,000.00;

                  10.1.11 ERISA. (i) If any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof and a waiver of such standard or extension of any amortization period is not granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of a distress termination proceeding under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been timely made, a Loan Party or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201,
         4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the
         Code, or a Loan Party has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(l) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) and any of the foregoing could have a Material Adverse Effect; (ii) if there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability which could have, or reasonably be expected to have, a Material Adverse Effect; or (iii) if any such lien, security interest or liability is imposed or granted and, individually, and/or in the aggregate, in the reasonable opinion of the Administrative Agent could have, or reasonably be expected to have, a Material Adverse Effect.

                  10.1.12 Change of Control. If a Change of Control shall occur.

                  10.1.13 Indictment; Forfeiture. The indictment of, or institution of any legal process or proceeding against, the Borrower, any other Loan Party, and/or any Borrower Subsidiary under any applicable law where the relief, penalties, or remedies sought or available include the forfeiture of any property of Borrower and/or any other such Person and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by the Borrower and/or any other such Person of its business in the ordinary course.

                  10.1.14 Termination of Guaranty or Consent. Except as otherwise provided herein, the termination or attempted termination of any Guaranty by any Guarantor of the Obligations.

                  10.1.15 Generally. A default by Borrower in the performance of any term, provision or condition of this Agreement to be performed by Borrower, or a breach, or other failure to satisfy, any other term provision, condition, covenant or warranty under this Agreement and such default remains uncured beyond any applicable specific grace period provided for in this Agreement, including, without limitation, as set forth in Section 10.2. below.

         10.2 Grace Periods and Notice. As to each of the foregoing events the following provisions relating to grace periods and notice shall apply:

                  10.2.1 No Notice or Grace Period. There shall be no grace period and no notice provision with respect to the payment of principal at maturity and/or in connection with a Mandatory Principal Prepayment (except as provided in Section 2.3.8. above) and no grace period and no notice provision with respect to defaults related to the voluntary filing of bankruptcy or reorganization proceedings or an assignment for the benefit of creditors, or subject to Sections 10.2.4 and 10.2.5, with respect to a breach of warranty or representation under Article 6, or (subject to Section 10.2.5) with respect to the breach of any of the affirmative covenants set forth in Article 7 (unless a grace or cure period is specifically provided for therein) or (subject to Section 10.2.5) with respect to the breach of any of the negative covenants set forth in Article 8.

                  10.2.2 Nonpayment of Interest. As to the nonpayment of interest there shall be a three (3) Business Day grace period without any requirement of notice from Administrative Agent.

                  10.2.3 Other Monetary Defaults. All other monetary defaults shall have a three (3) Business Day grace period following notice from Administrative Agent.

                  10.2.4 Nonmonetary Defaults Capable of Cure. As to non-monetary Defaults which are reasonably capable of being cured or remedied, unless there is a specific shorter or longer grace period provided for in this Loan Agreement or in another Loan Document, there shall be a thirty (30) day grace period following notice from Administrative Agent or, if such Default would reasonably require more than thirty (30) days to cure or remedy, such longer period of time not to exceed a total of ninety (90) days from Administrative Agent's notice as may be reasonably required so long as Borrower shall commence reasonable actions to remedy or cure the default within thirty (30) days following such notice and shall diligently prosecute such curative action to completion within such ninety (90) day period. However, where there is an emergency situation in which there is danger to person or property, it shall be an immediate Event of Default if such curative action shall not be commenced as promptly as possible. As to breaches of warranties and representations there shall be a thirty (30) day grace period following notice from Administrative Agent.

                  10.2.5 Borrowing Base Property Defaults. As to any non-monetary Defaults which are reasonably capable of being cured or remedied by the removal of any Individual Property or Individual Properties from being Borrowing Base Properties, there shall be a thirty (30) day grace period following notice from the Administrative Agent for the Borrower to cure or remedy such Default by paying the Release Price with respect thereto, if required.

         11. REMEDIES.

         11.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, whether or not the indebtedness evidenced by the Note and secured by the Security Documents shall be due and payable or Administrative Agent shall have instituted any foreclosure or other action for the enforcement of the Security Documents or the Note, Administrative Agent may, and shall upon the direction of the Required Lenders, in addition to any other remedies which Administrative Agent may have hereunder or under the other Loan Documents, or otherwise, and not in limitation thereof, and in Administrative Agent's sole and absolute discretion:

                  11.1.1 Accelerate Debt. Administrative Agent may, and with the direction of the Required Lenders shall, declare the indebtedness evidenced by the Note and secured by the Security Documents immediately due and payable (provided that in the case of a voluntary petition in bankruptcy filed by Borrower or an involuntary petition in bankruptcy filed against Borrower (after expiration of the grace period, if any, set forth in Section 10.1.8), such acceleration shall be automatic).

                  11.1.2 Collateralize Letters of Credit. Administrative Agent may require the borrower to deposit into accounts maintained with, and pledged to the Administrative Agent, cash proceeds in an amount equal to the L/C Exposure, which deposits shall secure the L/C Exposure.

                  11.1.3 Pursue Remedies. Administrative Agent may pursue any and all remedies provided for hereunder, under any one or more of the other Loan Documents, and/or otherwise.

         11.2 Written Waivers. Except as otherwise provided in Section 13.4, if a Default or an Event of Default is waived by the Required Lenders, in their sole discretion, pursuant to a specific written instrument executed by an authorized officer of Administrative Agent, the Default or Event of Default so waived shall be deemed to have never occurred.

         11.3 Power of Attorney. For the purpose of exercising the rights granted by this Article 11, as well as any and all other rights and remedies of Administrative Agent under the Loan Documents, Borrower hereby irrevocably constitutes and appoints Administrative Agent (or any agent designated by Administrative Agent) its true and lawful attorney-in-fact, with full power of substitution, upon and following any Event of Default which is continuing, to execute, acknowledge and deliver any instruments and to do and perform any acts in the name and on behalf of Borrower. In connection with the foregoing power of attorney, the Borrower hereby grants unto the Administrative Agent (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. The foregoing power of attorney shall not be affected by any disability or incapacity suffered by the Borrower and shall survive the same. All powers conferred upon the Administrative Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent.

         12. SECURITY INTEREST AND SET-OFF.

         12.1 Security Interest. Borrower hereby grants (and shall cause each other Loan Party to grant) to the Administrative Agent and each of the Lenders, a continuing lien, security interest and right of setoff (with setoff being subject to Section 12.2 ) as security for all of the Obligations, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Administrative Agent or any of the Lenders or any entity under the control of FleetBoston Financial Corporation and its successors and assigns, or in transit to any of them.

         12.2 Set-Off. If any Event of Default occurs, any such deposits, balances or other sums credited by or due from Administrative Agent, any affiliate of Administrative Agent or FleetBoston Financial Corporation or any of the Lenders, or from any such affiliate of Administrative Agent or FleetBoston Financial Corporation or any of the Lenders, to Borrower may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Administrative Agent against any or all of Borrower's Obligations irrespective of whether demand shall have been made and although such obligations may be unmatured, in the manner set forth herein. Within five (5) Business Days of making any such set off, appropriation or application, Administrative Agent agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to indebtedness of the Borrower to such Lender, other than the Obligations evidenced by the Note due to such Lender, such amount shall be applied ratably to such other indebtedness and to the Obligations evidenced by the Note due to such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Note due to such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note due to such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to Obligations under the Note due to all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Note its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         12.3 Right to Freeze. The Administrative Agent and each of the Lenders shall also have the right, at its option, upon the occurrence of any event which would entitle the Administrative Agent and each of the Lenders to set off or debit as set forth in Section 12.2, to freeze, block or segregate any such deposits, balances and other sums so that Borrower may not access, control or draw upon the same.

         12.4 Additional Rights. The rights of Administrative Agent, the Lenders and each affiliate of Administrative Agent and each of the Lenders under this
Article 12 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which Administrative Agent or any of the Lenders may have.

         13. THE ADMINISTRATIVE AGENT AND THE LENDERS

         13.1 Rights, Duties and Immunities of the Administrative Agent.

                  13.1.1 Appointment of Administrative Agent. Each Lender hereby irrevocably designates and appoints Fleet National Bank as Administrative Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Administrative Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Administrative Agent by the terms of this Loan Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Article
         13. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist against the Administrative Agent. Except as provided for in Section 13.3, the provisions of this Article 13 are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof; provided, however, the Borrower may rely on any consent, waiver, approval, certificate or instrument delivered by the Administrative Agent as evidencing that the Administrative Agent has received, to the extent required hereunder, the prior approval of the Required Lenders or the Lenders.

                  13.1.2 Administration of Loan by Administrative Agent. The Administrative Agent shall be responsible for administering the Loan on a day-to-day basis. In the exercise of such administrative duties, the Administrative Agent shall use the same diligence and standard of care that is customarily used by the Administrative Agent with respect to similar loans held by the Administrative Agent solely for its own account.

         Each Lender delegates to the Administrative Agent the full right and authority on its behalf to take the following specific actions in connection with its administration of the Loan:

                  (i) to fund the Loan in accordance with the provisions of the Loan

         Documents, but only to the extent of immediately available funds provided to the Administrative Agent by the respective Lenders for such purpose;

                  (ii) to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, the Borrower and, except for fees to which the Administrative Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

                  (iii) to keep and maintain complete and accurate files and records of all material matters pertaining to the Loan, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Administrative Agent;

                  (iv) to provide the Lenders with copies of all material and/or substantive notices, reports and other information, and notice of all material and/or substantive matters or occurrences, obtained by the Administrative Agent provided by or with respect to the Borrower or any other Loan Party; and

                  (v) to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loan and the rights and duties delegated hereinabove.

                  13.1.3 Delegation of Duties. The Administrative Agent may execute any of its duties under this Loan Agreement or any other Loan Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  13.1.4 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Loan Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any recital, statement, representation or warranty made by the Borrower or any of its officers or agents contained in this Loan Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Loan Agreement or the other Loan Documents; (iii) the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, or any information contained in the books or records of the Borrower;
         (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Loan Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

                  13.1.5 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Loan Documents in accordance with any written request of the Required Lenders, and each such request of the Required Lenders, and any action taken or failure to act by the Administrative Agent pursuant thereto, shall be binding upon all of the Lenders; provided, however, that the Administrative Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law.

                  13.1.6 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has actual knowledge of the same or has received notice from a Lender or the Borrower referring to this Loan Agreement, describing such Default or Event of Default and stating that such notice is a notice of default (a "Notice of Default"). In the event that the Administrative Agent obtains such actual knowledge or receives such a notice, the Administrative Agent shall give prompt notice thereof to each of the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Administrative Agent shall have received such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                  13.1.7 Lenders' Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrower and has made its own decision to enter into this Loan Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to Closing any Loan hereunder have been satisfied and in taking or not taking any action under this Loan Agreement and the other Loan Documents.

                  13.1.8 Administrative Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under this Loan Agreement or the other Loan Documents, (ii) any other expenses incurred by the Administrative Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Loan Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Loan Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

                  13.1.9 Administrative Agent in its Individual Capacity. With respect to its Commitment as a Lender, and the Loans made by it and the
         Note issued to it, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder.

                  13.1.10 Successor Administrative Agent. The Administrative Agent may resign at any time by giving thirty (30) days' prior written notice to the Lenders and Borrower. The Required Lenders, for good cause, may remove Administrative Agent at any time by giving thirty
         (30) days' prior written notice to the Administrative Agent, the Borrower and the other Lenders. Upon any such resignation or removal, the Required Lenders shall appoint a successor Administrative Agent, which successor Administrative Agent shall, if such appointment is prior to the occurrence of an Event of Default which is continuing, be subject to the approval of the Borrower, which approval shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving notice of resignation or the Required Lenders' giving notice of removal, as the case may be, then the retiring Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If in such instance the retiring Administrative Agent appoints as the successor Administrative Agent a Lender, such Lender shall accept such appointment. Each such successor Administrative Agent shall be a Lender or a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article 13 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

                  13.1.11 Duties in the Case of Enforcement. In case one or more Events of

         Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent may, and shall at the direction of the Required Lenders, and provided that the Lenders have given to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of this Loan Agreement and the other Loan Documents respecting the foreclosure, the sale, or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Required Lenders. The Administrative Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Required Lenders, and such instruction shall be binding upon all the Lenders. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Administrative Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Administrative Agent may, in its discretion but without obligation, in the absence of direction from the Required Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Note, other than through the Administrative Agent.

         13.2 Respecting Loans and Payments.

                  13.2.1 Procedures for Loans. Administrative Agent shall give written notice to each Lender of each request for a Loan Advance, or conversion of an existing Loan Advance from a Variable Rate Advance to an Effective LIBO Rate Advance, by facsimile transmission, hand delivery or overnight courier, not later than 11:00 a.m. (Eastern time)
         (i) three (3) Business Days prior to the making of any Loan Advance,
         (ii) two (2) Business Days prior to any conversion of an existing Loan Advance to an Effective LIBO Rate Advance, or (iii) on the first day of any conversion to a Variable Rate Advance. Each such notice shall be accompanied by a written summary of the request for a Loan Advance and shall specify (a) the date of the requested Loan Advance, (b) the aggregate amount of the requested Loan Advance, (c) each Lender's pro rata share of the requested Loan Advance, and (d) the applicable interest rate selected by Borrower with respect to such Loan Advance, or any portion thereof, together with the applicable Interest Period, if any, selected, or deemed selected, by Borrower. Each Lender shall, before 11:00 a.m. (Eastern time) on the date set forth in any such request for a Loan Advance, make available to Administrative Agent, at an account to be designated by Administrative Agent at Fleet National Bank in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Loan Advance. After Administrative Agent's receipt of such funds and upon Administrative Agent's determination that the applicable conditions to making the requested Loan Advance have been fulfilled, Administrative Agent shall make such funds available to Borrower as provided for in this Loan Agreement. Within a reasonable period of time following the making of each Loan Advance, but in no event later than ten (10) Business Days following such Loan Advance, Administrative Agent shall deliver to each Lender a copy of Borrower's request for Loan Advance. Promptly after receipt by Administrative Agent of written request from any Lender, Administrative Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of Borrower to Administrative Agent in support of the requested Loan Advance.

                  13.2.2 Nature of Obligations of Lenders. The obligations of the Lenders hereunder are several and not joint. Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein.

                  13.2.3 Payments to Administrative Agent. All payments of principal of and interest on the Loan or the Note shall be made to the Administrative Agent by the Borrower or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Note and this Loan Agreement. Except as otherwise expressly provided herein, the Administrative Agent agrees promptly to distribute to each Lender, on the same Business Day upon which each such payment is made, such Lender's proportionate share of each such payment in immediately available funds excluding Liquidation Proceeds which shall be distributed in accordance with Section 13.2.4 below. The Administrative Agent will disburse such payments to the Lenders on the date of receipt thereof if received prior to 10:00 a.m. on such date and, if not, on the next Business Day. The Administrative Agent shall upon each distribution promptly notify Borrower of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment to the Administrative Agent under the first sentence of this Section shall constitute a payment by the Borrower to each Lender in the amount of such Lender's proportionate share of such payment, and any such payment to the Administrative Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrower to the Administrative Agent without regard to whether or when the Administrative Agent makes distribution thereof as provided above. If any payment received by the Administrative Agent from the Borrower is insufficient to pay both all accrued interest and all principal then due and owing, the Administrative Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

                  13.2.4 Distribution of Liquidation Proceeds. Subject to the terms and conditions hereof, the Administrative Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

         First: To the Administrative Agent, towards any fees and any expenses for which the Administrative Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Administrative Agent.

         Second: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all fees and expenses which such Lenders have previously paid to the Administrative Agent and not theretofore paid to such Lenders.

         Third: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loan, with each Lender applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to such Lender under the Loan and then to accrued and unpaid interest due under the Loan.

         Fourth: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

         Fifth: To the Borrower or such third parties as may be entitled to claim Liquidation Proceeds.

                  13.2.5 Adjustments. If, after Administrative Agent has paid each Lender's proportionate share of any payment received or applied by Administrative Agent in respect of the Loan and other Obligations, that payment is rescinded or must otherwise be returned or paid over by Administrative Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Administrative Agent's request, promptly return its proportionate share of such payment or application to Administrative Agent, together with such Lender's proportionate share of any interest or other amount required to be paid by Administrative Agent with respect to such payment or application.

                  13.2.6 Setoff. If any Lender (including the Administrative Agent), acting in its individual capacity, shall exercise any right of setoff against a deposit balance or other account of the Borrower held by such Lender on account of the obligations of the Borrower under this Loan Agreement, such Lender shall remit to the Administrative Agent all such sums received pursuant to the exercise of such right of setoff, and the Administrative Agent shall apply all such sums for the benefit of all of the Lenders hereunder in accordance with the terms of this Loan Agreement.

                  13.2.7 Distribution by Administrative Agent. If in the opinion of the Administrative Agent distribution of any amount received by it in such capacity hereunder or under the Note or under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders. In addition, the Administrative Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

                  13.2.8 Delinquent Lender. If for any reason any Lender shall fail or refuse to abide by its obligations under this Loan Agreement, including without limitation its obligation to make available to Administrative Agent its pro rata share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within five (5) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Administrative Agent, other Lenders, the Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Loan Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, with such Delinquent Lender's Commitment not being included when calculating any Required Lender or Unanimous Lender decision hereunder, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

         The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify Administrative Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Administrative Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

                  13.2.9 Holders. The Administrative Agent may deem and treat the Lender designated in the Register as the proportionate owner of such interest in the Note for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any designated interest in the Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such interest in the Note or of any Note or Note issued in exchange therefor.

         13.3 Assignment and Participation.

                  13.3.1 Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Loan Agreement (including all or a portion of its

         Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the portion of the Note held by it), upon satisfaction of the following conditions: (a) each of the Administrative Agent, in its reasonable discretion, and the Borrower shall have given its prior written consent to such assignment (provided that, in the case of the Borrower, such consent shall not be unreasonably withheld, delayed, or conditioned and shall not be required if a Default or Event of Default shall have occurred and be continuing); (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Loan Agreement, (c) each assignment shall be in an amount that is at least $5,000,000.00 and is a whole multiple of $1,000,000.00, (d) each Lender which is a Lender at the time of such assignment shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000.00, and (e) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit H hereto (an "Assignment and Acceptance"). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
         (5) Business Days after the execution thereof, and written notice thereof to the Borrower, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 13.3.3, be released from its obligations under this Loan Agreement.

                  13.3.2 Certain Representations and Warranties. Limitations, Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

                  (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Loan Agreement, together with copies of the most recent financial statements provided by the Borrower as required by the terms of this Loan Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement;

                  (e) such assignee represents and warrants that it is an Eligible Assignee;

                  (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Loan Agreement are required to be performed by it as a Lender; and

                  (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

                  13.3.3 Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loan owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Loan Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,000.00.

                  13.3.4 New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall
         (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrower.

                  13.3.5 Participations. Each Lender may sell participations to one or more banks or other financial institutions in all or a portion of such Lender's rights and obligations under this Loan Agreement and the other Loan Documents; provided that (a) each such

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

         participation shall be in a minimum amount of $5,000,000.00, (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower, and (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

                  13.3.6 Disclosure. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Loan Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

                  13.3.7 Miscellaneous Assignment Provisions. Any assigning Lender shall retain its rights to be indemnified pursuant to Section
         7.18 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 13.3.7 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Loan Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

                  13.3.8 Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

         13.4 Administrative Matters.

                  13.4.1 Amendment, Waiver, Consent, Etc. Except as otherwise provided herein or as to any term or provision hereof which specifically provides for the consent or approval of the Administrative Agent, the Required Lenders and/or the Lenders, as applicable, no term or provision of this Loan Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Loan Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Required Lenders.

         Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Defaulting Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

                  (i) has the effect of (a) extending the final scheduled maturity or the date of any amortization payment of any Loan or Note,
         (b) reducing the rate or extending the time of payment of interest or fees thereon, (c) increasing or reducing the principal amount thereof, or (d) otherwise postponing or forgiving any indebtedness thereunder,

                  (ii) releases or discharges any material portion of the Collateral other than in accordance with the express provisions of the Loan Documents,

                  (iii) amends, modifies or waives any provisions of this
         Section 13.4,

                  (iv) amends any of the Financial Covenants,

                  (v) modifies the percentage specified in the definition of Required Lenders,

                  (vi) approves any Individual Property as a Borrowing Base Property,

                  (vii) except as otherwise provided in this Loan Agreement, changes the amount of any Lender's Commitment or Commitment Percentage, or

                  (viii) releases or waives any guaranty of the Obligations or indemnifications provided in the Loan Documents;

and provided, further, that without the consent of the Administrative Agent, no such action shall amend, modify or waive any provision of this Article or any other provision of any Loan Document which relates to the rights or obligations of the Administrative Agent.

                  13.4.2 Deemed Consent or Approval. With respect to any requested amendment, waiver, consent or other action which requires the approval of the Required Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Loan Agreement, or if the Administrative Agent is required hereunder to seek, or desires to seek, the approval of the Required Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Administrative Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. The Administrative Agent may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

         "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE ADMINISTRATIVE AGENT AND RECITED ABOVE,"

and if (and only if) the foregoing legend is included by the Administrative Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Administrative Agent within ten (10) calendar days of such Lender's receipt of such notice.

         13.5 Arranger. Notwithstanding the provisions of this Agreement or of the other Loan Documents, the Arranger shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents. To the extent requested by the Administrative Agent, the Arranger has coordinated, or will coordinate, the initial syndication of the Loan and the assignment of interests in the Loan.

         14. CASUALTY AND TAKING.

         14.1 Casualty or Taking; Obligation To Repair. In the event of the occurrence of an Event of Loss as to any Collateral Property, Borrower shall give immediate written notice thereof to Administrative Agent and proceed with reasonable diligence, in full compliance with all Legal Requirements and the other requirements of the Loan Documents, to repair, restore, rebuild or replace the affected Collateral Property (each, the "Repair Work").

         14.2 Adjustment of Claims. All insurance claims or condemnation or similar awards shall be adjusted or settled by Borrower, at Borrower's sole cost and expense, but subject to Administrative Agent's prior written approval for any Borrowing Base Property, which approval shall not be unreasonably withheld; provided that (i) the Administrative Agent shall have the right to participate in any adjustment or settlement for any Borrowing Base Property with respect to which the Net Proceeds in the aggregate are equal to or greater than Five Hundred Thousand Dollars ($500,000.00) and (ii) if any Event of Default exists under any of the Loan Documents, Administrative Agent shall have the right to adjust, settle, and compromise such claims without the approval of Borrower.

         14.3 Payment and Application of Insurance Proceeds and Condemnation Awards.

                  14.3.1 Except as otherwise provided for herein, all Net Proceeds shall be paid to Administrative Agent and, at Administrative Agent's option, be applied to Borrower's Obligations or released, in whole or in part, to pay for the actual cost of repair, restora tion, rebuilding or replacement (collectively, "Cost To Repair"). If any Net Proceeds are received directly by any Loan Party, such Loan Party shall hold such Net Proceeds in trust for the Administrative Agent and shall promptly deliver such Net Proceeds in kind to the Administrative Agent. Notwithstanding any other term or provision of this Agreement, provided no Default or Event of Default is then in existence, all Net Proceeds related to any Collateral Property which is not a Borrowing Base Property shall be released to the Borrower to such repair and reconstruction, without the Borrower having to satisfy the conditions of section 14.3 and 14.4 hereof.

                  14.3.2 Notwithstanding the terms and provisions hereof, with respect to any Borrowing Base Property, if the Net Proceeds do not exceed Five Hundred Thousand Dollars ($500,000.00) and the Insurance/Taking Release Conditions have been satisfied in a manner reasonably acceptable to the Administrative Agent, Administrative Agent shall release the Net Proceeds to pay for the actual Cost to Repair and the applicable Loan Party shall commence and diligently prosecute to completion, the Repair Work relative to the subject Collateral Property, with any excess being retained by the applicable Loan Party.

                  14.3.3 Notwithstanding the terms and provisions hereof, with respect to any Borrowing Base Property, if either (i) the Net Proceeds are equal to or greater than Five Hundred Thousand Dollars ($500,000.00) or (ii) the Net Proceeds do not exceed Five Hundred Thousand Dollars ($500,000.00), but the Insurance/Taking Release Conditions have not been satisfied with respect to such Event of Loss, the Administrative Agent shall release so much of the Net Proceeds as may be required to pay for the actual Cost To Repair in accordance the limitations and procedures set forth in Section 14.4, if the following conditions are satisfied in a manner reasonably acceptable to the Administrative Agent:

                    (i) no Default or Event of Default shall have occurred and be continuing under the Loan Documents;

                    (ii) in Administrative Agent's good faith judgment such Net
                  Proceeds together with any additional funds as may be deposited with and pledged to Administrative Agent, on behalf of the Lenders, are sufficient to pay for the Cost To Repair. In order to make this determination, Administrative Agent shall be furnished by the Borrower with an estimate of the Cost to Repair accompanied by an independent architect's or engineer's certification as to such Cost to Repair and appropriate plans and specifications for the Repair Work;

                    (iii) the subject Event of Loss was not a Major Event of
                  Loss;

                    (iv) Administrative Agent in the exercise of its reasonable discretion, shall have determined that all rents from Leases of the subject Collateral Property which are to abate pursuant to their terms are to be payable to the Borrowing Base Property Owner, subject to deductibles, if any, permitted pursuant to the insurance policies to be maintained pursuant to this Agreement, from Rent Loss Proceeds;

                    (v) in Administrative Agent's good faith judgment, the
                  Repair Work can reasonably be completed on or before the time required under applicable Legal Requirements; and

                    (vi) the Borrowing Base Property remains a Stabilized Asset.

         14.4 Conditions To Release of Insurance Proceeds. If Administrative Agent elects or is required to release insurance proceeds, Administrative Agent may impose reasonable conditions on such release which shall include, but not be limited to, the following:

                  14.4.1 Prior written approval by Administrative Agent, which approval shall not be unreasonably withheld or delayed of plans, specifications, cost estimates, contracts and bonds for the Repair Work;

                  14.4.2 Waivers of lien, architect's and/or engineer's certificates, and other evidence of costs, payments and completion as Administrative Agent may reasonably require;

                  14.4.3 The funds shall be released upon final completion of the Repair Work, unless Borrower requests earlier funding, in which event partial monthly disbursements equal to 90% of the costs of the work completed prior to the certification by the

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

         applicable Lender's Consultant and if there is no Lender's Consultant, an independent architect or engineer retained by the Borrower, that the Repair Work is completed, and then upon final completion of the Repair Work as certified by such Lender's Consultant or independent architect or engineer, and the receipt by Administrative Agent of satisfactory evidence of payment and release of all liens, the balance of the funds shall be released;

                  14.4.4 Determination by Administrative Agent that the undisbursed balance of such Net Proceeds on deposit with Administrative Agent, together with additional funds deposited for the purpose, shall be at least sufficient to pay for the remaining Cost To Repair, free and clear of all liens and claims for lien;

                  14.4.5 All work to comply with the Legal Requirements applicable to the construction of the Improvements; and

                  14.4.6 The absence of any Default under any Loan Documents.

         14.5 The Administrative Agent shall have the right to hire, at the cost and expense of the Borrower, a Lender's Consultant to assist the Administrative Agent in the determination of the satisfaction of the conditions provided for herein for the release of the Net Proceeds, to pay the Costs to Repair and to periodically inspect the status of the construction of any Repair Work.

         14.6 In the event that the Administrative Agent makes any Net Proceeds available to any Loan Party for the payment of Costs to Repair as provided for herein, upon the completion of the Repair Work as certified by the applicable Lender's Consultant and if there is no Lender's Consultant, an independent architect or engineer retained by the Borrower, and receipt by Administrative Agent of satisfactory evidence of payment and release of all liens, any excess Net Proceeds still held by the Administrative Agent shall be remitted by the Administrative Agent to the Borrower provided that no Event of Default shall have occurred and be continuing;

         14.7 The terms and provisions of this Article 14 shall be subject to the terms and provisions of any Lease as to which the Administrative Agent has agreed otherwise with respect to the use and disbursement of Net Proceeds in any agreement entered into between the tenant under such Lease and the Administrative Agent.

         14.8 The Administrative Agent acknowledges that provided that no Event of Default has occurred and is continuing, all Rent Loss Proceeds shall be payable to the Borrower or the applicable Loan Party.

         15. GENERAL PROVISIONS.

         15.1 Notices. Any notice or other communication in connection with this Loan Agreement, the Note, the Security Documents, or any of the other Loan Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a FAX Number is designated below addressed:

If to Borrower:

                    Cedar Shopping Centers Partnership, L.P.
                    44 South Bayles Avenue
                    Port Washington, New York 11050
                    Attention: Leo S. Ullman
                    FAX Number: (516) 767-6497

         and
                    Attention: Thomas J. O'Keeffe
                    FAX Number: (516) 767-6497


with copies by regular mail or such hand delivery or facsimile transmission to:

                  Cedar Shopping Centers Partnership, L.P.
                  44 South Bayles Avenue
                  Port Washington, New York 11050
                  Attention: Stuart H. Widowski, Esquire
                  FAX Number: (516) 767-6497

         and to:

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, NY 10038-4982
                  Attention: Mark A. Levy, Esquire
                  Fax Number: (212) 806-6006


If to Administrative Agent or as Lender:

                    Fleet National Bank
                    100 Federal Street
                    Boston, Massachusetts 02110
                    Attention: James L. Keough
                    Mail Stop: MA DE 10008H
                    FAX Number: (617) 434-6384

                    And

                    Attention: Commercial Real Estate Loan
                               Administration Manager,
with copies by regular mail or such hand delivery or facsimile transmission to:


                    Riemer & Braunstein LLP
                    Three Center Plaza
                    Boston, Massachusetts 02108
                    Attention: Kevin J. Lyons, Esquire
                    FAX Number: (617) 880-3456

If to Lenders:

                  COMMERZBANK AG NEW YORK BRANCH
                  2 World Financial Center
                  New York, New York 10281

                  PB CAPITAL CORPORATION
                  590 Madison Avenue
                  New York, New York 10022

                  MANUFACTURERS AND TRADERS TRUST COMPANY
                  One M & T Plaza
                  Buffalo, New York 14240
                  Attention: Office of the General Counsel

                  SOVEREIGN BANK
                  75 State Street, 3rd floor
                  Mail Code: MA1 SST 04-11
                  Boston, Massachusetts 02109
                  Attention: T. Gregory Donahue, Vice President

                  RAYMOND JAMES BANK, FSB
                  710 Carillon Parkway
                  St. Petersburg, Florida 33716

                  CITIZENS BANK
                  3025 Chemical Road 194-0245, Suite 245
                  Plymouth Meeting, Pennsylvania 19462

and to such addresses as set forth in the Assignment and Acceptance.

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

         A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

         15.2 Limitations on Assignment. Borrower may not assign this Agreement or the monies due thereunder without the prior written consent of the Lenders in each instance, but in such event Lenders may nevertheless at their option make the Loan under this Agreement to Borrower or to those who succeed to the title of Borrower and all sums so advanced by Lenders shall be deemed a Loan Advance under this Agreement and not to be modifications thereof and shall be secured by all of the Collateral given at any time in connection herewith.

         15.3 Further Assurances. Borrower shall upon request from Administrative Agent from time to time execute, seal, acknowledge and deliver such further instruments or documents which Administrative Agent may reasonably require to better perfect and confirm its rights and remedies hereunder, under the Note, under the Security Documents and under each of the other Loan Documents.

         15.4 Payments.

                  (i) All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Administrative Agent (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after an Event of Default, payments will be applied to the obligations of Borrower to Administrative Agent and the Lenders as Administrative Agent determines in its sole discretion.

                  (ii) Any payments required by this Agreement, the Note or any of the other Loan Documents, or any other instruments or agreements executed in connection herewith or therewith, may (but not before the due date thereof) be deducted by each Lender from the amount, if any, not already advanced, and the same shall be deemed to be a Loan Advance, or may be deducted from any Loan Advance due hereunder. Any attorneys' fees, appraisal charge, inspection fee, or any other expense payable by Borrower as herein provided for, or incurred in connection with the drafting of the Loan Documents and other instruments evidencing or securing the Obligations and all other Loan Documents may be likewise deducted from the amounts, if any, not already advanced or from any Loan Advance payable to Borrower and, in any event, charged as a Loan Advance hereunder.

         15.5 Parties Bound. The provisions of this Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and the Administrative Agent and each of the Lenders and their respective successors and assigns, except as otherwise prohibited by this Agreement or any of the other Loan Documents.

         This Agreement is a contract by and among Borrower, the Administrative Agent and each of the Lenders for their mutual benefit, and no third person shall have any right, claim or interest against either Administrative Agent, any of the Lenders or Borrower by virtue of any provision hereof.

         15.6 Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury
Trial.

                  15.6.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in The Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

                  15.6.2 Place of Delivery. Borrower agrees to furnish to Administrative Agent at the Administrative Agent's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

                  15.6.3 Governing Law. This Agreement, except as otherwise provided in Section 15.6.4, and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of The Commonwealth of Massachusetts without regard to principles of conflicts of law, except insofar as the formation of Borrower under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transactions contemplated by this Agreement.

                  15.6.4 Exceptions. Notwithstanding the foregoing choice of law:

                    (i) The procedures governing the enforcement by
                  Administrative Agent of its foreclosure and other remedies under the Security Documents and under the other Loan Documents with respect to each Collateral Property shall be governed by the laws of the State in which such Collateral Property is located;

                    (ii) Administrative Agent shall comply with applicable law of such State to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under the Security Documents and the other Loan Documents with respect to each Collateral Property or other assets situated in such State; and

                    (iii) provisions of Federal law and the law of such State
                  shall apply in defining the terms Hazardous Materials, Environmental Legal Requirements and Legal Requirements applicable to each Collateral Property as such terms are used in this Loan Agreement, the Environmental Indemnity and the other Loan Documents.

         Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substantive laws of any other State shall apply to any parties, rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (i),
         (ii) and (iii) of this Section 15.6.4., are and shall continue to be governed by the substantive law of The Commonwealth of Massachusetts, except as set forth in clauses (i), (ii) and (iii) of this Section
         15.6.4. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of any other State is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Loan Agreement or in the other Loan Documents. The parties further agree that the Administrative Agent may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Borrower or to collect any outstanding indebtedness in accordance with applicable law.

                  15.6.5 Consent to Jurisdiction. Borrower hereby consents to personal jurisdiction in any state or Federal court located within The Commonwealth of Massachusetts.

                  15.6.6 JURY TRIAL WAIVER. BORROWER, ADMINISTRATIVE AGENT, AND EACH OF THE LENDERS MUTUALLY HEREBY KNOWINGLY,

         VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS LOAN AGREEMENT, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ADMINISTRATIVE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ADMINISTRATIVE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BORROWER, ADMINISTRATIVE AGENT, AND EACH OF THE LENDERS TO ENTER INTO THE TRANSACTIONS CONTEMPLATED HEREBY.

         15.7 Survival. All representations, warranties, covenants and agreements of Borrower, or a Loan Party, herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of Borrower or a Loan Party pursuant hereto are significant and shall be deemed to have been relied upon by Administrative Agent and each of the Lenders notwithstanding any investigation made by Administrative Agent or any of the Lenders or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loan pursuant thereto. No review or approval by Administrative Agent or the Lenders or any of their representatives, of any opinion letters, certificates by professionals or other item of any nature shall relieve Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower or a Loan Party, or any one or more of them, under any one or more of the Loan Documents.

         15.8 Cumulative Rights. All of the rights of Administrative Agent and the Lenders hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Administrative Agent may determine in its sole good faith judgment.

         15.9 Claims Against Administrative Agent or Lenders.

                  15.9.1 Borrower Must Notify. The Administrative Agent and each of the Lenders shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Administrative Agent and each of the Lenders within thirty (30) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which

         Borrower alleges gave rise to such claim and Administrative Agent or any of the Lenders does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any of the persons or officials referred to in Exhibit D as Authorized Representatives.

                  15.9.2 Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Administrative Agent or any of the Lenders has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Administrative Agent's and each of the Lenders' responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and (ii) in the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Administrative Agent or any of the Lenders, where it is also so determined that Administrative Agent or any of the Lenders acted in gross negligence or bad faith, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

                  15.9.3 Limitations. In no event, however, shall Administrative Agent and each of the Lenders be liable to Borrower or to any Loan Party or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Administrative Agent or any of the Lenders of its obligations under this Loan Agreement or under any of the other Loan Documents. In no event shall Administrative Agent or any of the Lenders be liable to Borrower or to any Loan Party or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to Administrative Agent and each of the Lenders within the time period specified above.

         15.10 Regarding Consents. Except to the extent expressly provided herein, any and all consents to be made hereunder by the Administrative Agent, Required Lenders, or Lenders shall be in the discretion of the Party to whom consent rights are given hereunder.

         15.11 Obligations Absolute. Except to the extent prohibited by applicable law which cannot be waived, the Obligations of Borrower and the obligations of the Guarantor and the other Loan Parties under the Loan Documents shall be joint and several, absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which Borrower or any Loan Party may have at any time against Administrative Agent or any of the Lenders whether in connection with the Loan or any unrelated transaction.

         15.12 Table of Contents, Title and Headings. Any Table of Contents, the titles and the headings of sections are not parts of this Loan Agreement or any other Loan Document and shall not be deemed to affect the meaning or construction of any of its or their provisions.

         15.13 Counterparts. This Loan Agreement and each other Loan Document may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such loan agreement is sought.

         15.14 Satisfaction of Commitment Letter. The Loan being made pursuant to the terms hereof and of the other Loan Documents is being made in satisfaction of Administrative Agent's and each of the Lenders' obligations under the Commitment Letter dated October 16, 2003, as amended. The terms, provisions and conditions of this Agreement and the other Loan Documents supersede the provisions of the Commitment Letter.

         15.15 Time Of the Essence. Time is of the essence of each provision of this Agreement and each other Loan Document.

         15.16 No Oral Change. This Loan Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Loan Agreement or any of the other Loan Documents.

         15.17 Monthly Statements. While Administrative Agent may issue invoices or other statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Administrative Agent to issue any Statement on one or more occasions shall not affect Borrower's obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon Lenders and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of Lenders' rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.



             [The balance of this page is intentionally left blank]

         IN WITNESS WHEREOF this Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts, as of the date first written above.

BORROWER:                  CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.

                           By:    Cedar Shopping Centers, Inc., general partner

                                  By:    _______________________________
                                         Name:
                                         Title:


ADMINISTRATIVE AGENT:      FLEET NATIONAL BANK

                           By:    ______________________________
                                  Name: James L. Keough
                                  Title: Director


LENDERS:                   FLEET NATIONAL BANK

                           By:    ______________________________
                                  Name:  James L. Keough
                                  Title: Director

                           COMMERZBANK AG NEW YORK BRANCH

                           By:    ______________________________
                                  Name:
                                  Title: _________________

                           By:    ______________________________
                                  Name:
                                  Title: _________________

                           PB CAPITAL CORPORATION

                           By:    ______________________________
                                  Name:
                                  Title: ____________________

                           MANUFACTURERS AND TRADERS TRUST
                           COMPANY

                           By:    ______________________________
                                  Name:
                                  Title: _______________________

                           SOVEREIGN BANK

                                        By:    ______________________________
                                               Name:
                                               Title: ____________________


                           RAYMOND JAMES BANK, FSB

                                        By:    ______________________________
                                               Name:
                                               Title: _______________________


                           CITIZENS BANK

                                        By:    ______________________________
                                               Name:
                                               Title: _______________________

                                    EXHIBITS:

                                                                                                            Section
                                                                                                          Reference
                                                                                                             Number
                                                                                                             ------
Exhibit A - Definitions.........................................................................................1.1

Exhibit B-1 - Requisition; Availability Certificate...........................................................2.1.2

Exhibit C - Note................................................................................................3.2

Exhibit D - Authorized Representatives............................................................................4

Exhibit E - Required Property, Hazard and Other Insurance.........................................5.1.11, 6.16, 7.5

Exhibit F - Ownership Interests and Taxpayer Identification Numbers.............................................6.4

Exhibit G  - Compliance Certificate...........................................................................7.2.5

Exhibit H  - Form of Assignment and Acceptance...............................................................13.3.1

Exhibit I - Lenders' Commitment...........................................................................Exhibit A

Exhibit J - Borrowing Base Properties.....................................................................Exhibit A

Exhibit K - Loan Agenda...................................................................................Exhibit A

Exhibit EC - Estoppel Certificate.........................................................................Exhibit A

Exhibit TP - Theater Parcel...................................................................................3.3.7

Exhibit CC - Closing Compliance Certificate...................................................................3.3.7

                           EXHIBIT A TO LOAN AGREEMENT

                                   DEFINITIONS

Additional Collateral Request as defined in Section 3.5.

Administrative Agent. Fleet National Bank, acting as agent for the Lenders.

Adjusted Appraised Value. With respect to any Collateral Property that is the subject of an Appraisal, the appraised value set forth in such Appraisal, as such may be reviewed and adjusted by the Administrative Agent acting reasonably and in good faith.

Adjusted Capitalized Value. With respect to any Borrowing Base Property, (i) which is a Stabilized Asset, the most recent fiscal quarter Adjusted Net Operating Income for such Borrowing Base Property, annualized, capitalized at a nine and one-quarter percent (9.25%) capitalization rate and (ii) which is a Non-Stabilized Asset, undepreciated Book Value (as reported on the financial statements for the subject Borrowing Base Property Owner).

Adjusted LIBO Rate. The term "Adjusted LIBO Rate" means for each Interest Period the rate per annum obtained by dividing (i) the LIBO Rate for such Interest Period, by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Administrative Agent (or of any subsequent holder of a Note which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including Eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

Adjusted Net Operating Income: For any period of determination, for any Individual Property, the Pro Rata Share of (i) Net Operating Income less (ii) management fees (calculated as the greater of either 3% of total revenue or actual management expenses incurred), to the extent not already deducted from Net Operating Income, less (iii) allowances for capital expenditures in the amount of $0.20 per annum per rentable square foot of completed improvements.

Affiliate shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

Aggregate Borrowing Base Value shall mean, as determined by the Administrative Agent as of each Calculation Date, the aggregate of the Borrowing Base Values for all Borrowing Base Properties.

Agreement as defined in the Preamble.

Applicable Margin shall mean for LIBO Rate Loans and for Variable Rate Loans, respectively, the following:

--------------------------------------------------------------------------------
Level                      Leverage           Applicable         Applicable
                            Ratio             Margin for         Margin for
                                              LIBO Rate           Variable
                                                Loans            Rate Loans
--------------------------------------------------------------------------------
1                          Leverage           225 basis           50 basis
                          Ratio<60%             points             points
--------------------------------------------------------------------------------
2                          Leverage           250 basis           75basis
                          Ratio=>60%            points             points
                           to <=65%
--------------------------------------------------------------------------------
3                          Leverage           275 basis          100 basis
                          Ratio >65%            points             points
--------------------------------------------------------------------------------

The Applicable Margin shall remain in effect until the Administrative Agent has provided the Borrower with written notice (in the manner provided in the Loan Agreement) that the Applicable Margin has been modified due to a change in the Leverage Ratio as of any Calculation Date, with any such change then being implemented retroactively to such Calculation Date. The initial Applicable Margin hereunder shall be established at Level 1.

Appraisal shall mean an MAI appraisal ordered by the Administrative Agent in form and substance acceptable to the Required Lenders and prepared by an appraiser acceptable to the Administrative Agent.

Arranger as defined in the cover page.

Assignment and Acceptance as defined in Section 13.3.1.

Authorized Representatives as defined in Section 4 and listed on Exhibit D.

Availability shall mean, from time to time, an amount determined by the Administrative Agent as of each Calculation Date equal to the lesser of the following:

         (a) sixty-five percent (65%) of the Aggregate Borrowing Base Value of the Borrowing Base Properties as of such Calculation Date; or

         (b) the Implied Loan Amount.

Banking Day. The term "Banking Day" means a day on which banks are not required or authorized by law to close in the city in which Administrative Agent's principal office is situated.

Book Value shall mean the value of such property or asset, as determined in accordance with GAAP.

Borrower as defined in the Preamble.

Borrower GP shall mean CSC.

Borrower Subsidiaries shall mean, individually and collectively, all of the Subsidiaries of the

Borrower and/or CSC.

Borrower Reduction Date as defined in Section 2.2.2.(ii).

Borrower Termination Date as defined in Section 2.2.2.(i).

Borrowing Base Property and Borrowing Base Properties. The Individual Properties initially listed in Exhibit J hereto, plus any Individual Property which subsequently becomes a Borrowing Base Property in accordance with Section 3.5, hereof, but not including (i) any Borrowing Base Property which is determined by the Administrative Agent to no longer be a Borrowing Base Property in accordance with Section 3.4, hereof, or (ii) any Borrowing Base Property which is released as Collateral in accordance with Section 3.3, hereof.

Borrowing Base Property Requirements.

         (a) The Individual Property satisfies all Eligibility Criteria.

         (b) The Borrower (or applicable Loan Party) has executed all Security Documents in connection with such Individual Property, including, without limitation, the Security Documents set forth in Sections 3.1.1 through and including Section 3.1.6, hereof.

         (c) The Individual Property is owned, ground leased or net leased by a Wholly- Owned Subsidiary of the Borrower or CSC, except as otherwise approved by the Agent and the Lenders.

         (d) Administrative Agent shall have received and completed a satisfactory review of such due diligence as the Administrative Agent and the Lenders may reasonably require with respect to any Individual Property, including, without limitation:

                    (i) (1) A mortgagee's title insurance policy naming the
                  Administrative Agent, on behalf of the Lenders, as the first mortgagee, which meets Administrative Agent's title insurance requirements previously furnished to Borrower to the reasonable satisfaction of Administrative Agent and Administrative Agent's counsel; and (2) such other evidence of the perfection of its security interests as Administrative Agent and Administrative Agent's counsel may reasonably require;

                    (ii) A current, on site instrument survey of the Individual
                  Property containing a certification thereon, or on a separate surveyor's certificate, of a land surveyor reasonably acceptable to Administrative Agent which meets Administrative Agent's survey requirements previously furnished to Borrower to the reasonable satisfaction of Administrative Agent and its counsel;

                    (iii) If the Individual Property is ground leased by the
                  Borrowing Base Property Owner, a copy of the Ground Lease. Further, in the event that the ground lessor of the Individual Property is (i) an Affiliate of any Loan Party, the said ground lessor shall join in the Mortgage to include within the Collateral the fee interest in the said Individual Property or
                  (ii) not an Affiliate of any Loan Party, the Administrative Agent shall receive an Estoppel Certificate in the form of Exhibit EC annexed hereto from the ground lessor or in the form required by the ground lease provided such form is reasonably acceptable to the Administrative Agent.

                    (iv) The Borrower has utilized reasonable efforts to obtain executed estoppel certificates and subordination, nondisturbance and attornment agreements from tenants under Major Leases;

                    (v) Copies of all Major Leases and, to the extent required by the Administrative Agent, copies of other Leases;

                    (vi) A copy of the property management agreement with
                  respect to the Individual Property, if any, and, if requested by the Administrative Agent, a consent by the property manager to the collateral assignment of the property management agreement to the Administrative Agent, on behalf of the Lenders;

                    (vii) A copy of any reciprocal easement agreements with
                  respect to the Individual Property and, only if there are material financial obligations of a recurring and defined nature payable by the owner of the Borrowing Base Property thereunder, if requested by the Administrative Agent, an Estoppel Certificate from all of the parties thereto in form and substance reasonably acceptable to the Administrative Agent;

                    (viii) Evidence of existence of all Licenses and Permits to evidence compliance with Legal Requirements with respect to the use and operation of the Individual Property;

                    (ix) Evidence of insurance complying with the requirements of Exhibit E, hereto;

                    (x) A current Appraisal;

                    (xi) A current environmental Phase I Site Assessment
                  performed by a firm reasonably acceptable to the Administrative Agent within six (6) months of submission to the Administrative Agent, which indicates the property is free from recognized hazardous materials or substances apparent from the inspection, or affected by such environmental matters as may be reasonably acceptable to the Administrative Agent in its sole and absolute discretion;

                    (xii) A current structural report performed by a firm
                  reasonably acceptable to the Administrative Agent within six
                  (6) months of submission to the Administrative Agent relative to any improvements on the Individual Property; and

                    (xiii) Such other real estate documents reasonably deemed
                  appropriate for commercially reasonable underwriting by the Administrative Agent in respect of the Borrowing Base Property.

Borrowing Base Property Owner and Borrowing Base Property Owners shall mean, from time to time, the Wholly-Owned Subsidiary or Subsidiaries of the Borrower or CSC which is or are the owner or owners of the fee simple interest in, or the approved ground lessee of, a Borrowing Base Property or the Borrowing Base Properties.

Borrowing Base Value shall mean, as of each Calculation Date, (i) for each Borrowing Base Property which is a Stabilized Asset, (x) the Adjusted Appraised Value of such Borrowing Base

Property, as determined by an Appraisal completed within the prior twelve (12) month period, or, if selected by the Administrative Agent, (y) the Adjusted Capitalized Value of such Borrowing Base Property, and (ii) for each Borrowing Base Property which is a Non-Stabilized Asset, (x) the Adjusted Appraised Value of such Borrowing Base Property, as determined by the most recent Appraisal of such Borrowing Base Property, or, if by selected by the Administrative Agent,
(y) the Adjusted Capitalized Value of such Borrowing Base Property. Notwithstanding the above, for purposes of determining the Borrowing Base Value, the Borrowing Base Value for any Borrowing Base Property as to which an Event of Loss has occurred shall be equal (x) the Adjusted Appraised Value of such Borrowing Base Property, as determined by an Appraisal completed within the prior twelve (12) month period, or, if selected by the Administrative Agent, the Adjusted Capitalized Value of such Borrowing Base Property for a period equal to the lesser of (i) twelve (12) months from the occurrence of the Event of Loss or
(ii) the determination that the subject Borrowing Base Property is not, or ceases to be, a Restoration Property.

Breakage Fees as defined in Section 2.3.15.

Business Day shall mean any day of the year on which offices of Administrative Agent are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month. Saturday and Sunday shall never be considered a Business Day.

Calculation Date shall mean the last day of each calendar quarter commencing with March 31, 2004.

Calculation Period shall mean for each Calculation Date, the just completed calendar quarter (inclusive of the applicable Calculation Date).

Capital Stock shall mean (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including without limitation, each class or series of common stock and preferred stock of such Person and (ii) with respect to any Person that is not a corporation, any and all investment units, partnership, membership or other equity interests of such Person.

Cash Flow Projections shall mean a detailed schedule of all cash Distributions projected to be made to the Borrower from the Borrower Subsidiaries, as detailed on the model delivered to the Administrative Agent prior to the Closing Date, and subject to change as shall be detailed in the respective Officer's Certificate to be provided to the Administrative Agent as set forth herein.

Change of Control shall mean the occurrence of any of the following:

         (a) The acquisition by any Person, or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) of Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% or more of the outstanding shares of voting stock of CSC, other than short term acquisitions necessary in connection with the ultimate sale or other offerings of equity interests otherwise permitted hereunder;

         (b) During any period of twelve (12) consecutive calendar months, individuals:

                  (1) who were directors of CSC on the first day of such period; or

                  (2) whose election or nomination for election to the board of directors of CSC was recommended or approved by at least a majority of the directors then still in office who were directors of CSC on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of CSC; or

         (c) CSC shall cease to be the sole general partner of Borrower; or

         (d) CSC shall cease to own a minimum of 50% of the beneficial ownership interest in the Borrower, or

         (e) With respect to any Borrowing Base Property Owner, the transfer of any ownership interest therein such that such Borrowing Base Property Owner is not a Wholly-Owned Subsidiary of the Borrower or CSC.

Closing Compliance Certificate as defined in Section 5.1.2(ii).

Closing Date as defined in Section 5.1.

Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

Collateral as defined in Section 3.1.

Collateral Property and Collateral Properties shall mean any Borrowing Base Property or Borrowing Base Properties and other Individual Properties which (i) were a Borrowing Base Property, (ii) were no longer deemed such under Section 3.4.1, and (iii) for which the Release Conditions have not been satisfied, as described in Section 3.4.3.

Collateral Release Request as defined in Section 3.3.

Combined EBITDA shall mean the sum of the Pro Rata share of EBITDA for each Consolidated CSC Entity and each Unconsolidated CSC Entity.

Commitment shall mean, with respect to each Lender, the amount set forth on
Exhibit I hereto as the amount of such Lender's commitment to make advances to the Borrower, as may be amended from time to time by the Administrative Agent as provided in Article 13.

Commitment Percentage shall mean, with respect to each Lender, the percentage set forth on Exhibit I hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders, as may be amended from time to time by the Administrative Agent as provided in Article 13.

Consolidated or Consolidating means consolidated or consolidating as defined in accordance with GAAP.

Consolidated CSC Entity or Consolidated CSC Entities shall mean, singly and collectively, the Borrower, CSC, and any Wholly-Owned Subsidiary of the Borrower or CSC.

Cost to Repair as defined in Section 14.3.1.

CSC as defined in Section 1.4.

CSC Party and CSC Parties shall mean, singly and collectively, each Loan Party and each Borrower Subsidiary.

Debt shall mean, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been, or should be, in accordance with generally accepted accounting principles, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than letters of credit in support of trade obligations or in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits in the ordinary course of business), (vii) all Debt in the nature of that referred to in clauses (i) through (vi) above which is guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss in respect of such Debt, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Debt, (viii) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation of any Person, either directly or indirectly, of the nature described in clauses (i) through (vi), and (ix) all Debt referred to in clauses (i) through (vi) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt. For the purposes of the calculation of the Financial Covenants, Debt of any entity in which a Person owns an ownership interest shall be calculated on a Pro Rata basis, unless such Person has delivered a guaranty or other indemnity in connection with such Debt creating a greater proportionate liability, in which event, such greater liability shall apply.

Default as defined in Section 10.1.

Default Rate as defined in Section 2.3.13.

Delinquent Lender as defined in Section 13.2.8.

Depository Account as defined in Section 7.14.1.

Development Assets shall mean Individual Properties as to which construction of the associated or contemplated improvements has commenced (either new construction or substantial renovation) but has not yet been completed such that a certificate of occupancy (or the local equivalent) for a substantial portion of the intended improvements has not yet been issued or, for any completed project, until the earlier to occur of (a) such Individual Property becoming a Stabilized Asset, or (b) one hundred eighty (180) days after completion.

Distribution shall mean, with respect to any Person, that such Person has paid a dividend or returned any equity capital to its stockholders, members or partners or made any other distribution, payment or delivery of property (other than common stock or partnership or membership interests of such Person) or cash to its stockholders, members or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or any membership or partnership interests (or any options or warrants issued by such Person with respect to its capital stock or membership or partnership interests), or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any membership or partnership interests of such Person (or any options or warrants issued by such Person with respect to its capital stock or membership or partnership interests). Without limiting the foregoing, "Distributions" with respect to any Person shall also include all payments made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans.

Dollars shall mean lawful money of the United States.

Drawdown Date as defined in Section 2.1.2(i).

EBITDA shall mean for any Person the sum of (i) net income (or loss), plus (ii) actual interest paid or payable respecting all Debt to the extent included as an expense in the calculation of net income (or loss), plus (iii) total Tax Expenses to the extent included as an expense in the calculation of net income (or loss), plus (iv) total depreciation and amortization expense, to the extent included as an expense in the calculation of net income (or loss), plus (v) losses from extraordinary items, nonrecurring items, asset sales, write-ups or forgiveness of debt, to the extent included as an expense in the calculation of net income, minus (vi) gains from extraordinary items, nonrecurring items, asset sales, write-ups or forgiveness of debt, to the extent included as income in the calculation of net income, minus (vii) allowances for capital expenditures in the amount of $0.20 per annum per rentable square foot of improvements, adjusted
(viii) for the elimination of straight line rents, all of the foregoing as determined in accordance with GAAP, as appropriate. Without limiting the generality of the foregoing, in determining EBITDA, net income shall include as income, Rent Loss Proceeds.

Effective LIBO Rate. The term "Effective LIBO Rate" means the per annum rate equal to the aggregate of (x) the Adjusted LIBO Rate, plus (y) the Applicable Margin for Effective LIBO Rate Loans.

Effective LIBO Rate Advance. The term "Effective LIBO Rate Advance" means any principal outstanding under this Agreement which pursuant to this Agreement bears interest at the Effective LIBO Rate.

Eligibility Criteria shall mean the following criteria which must be satisfied in a manner acceptable to the Administrative Agent for each Borrowing Base Property:

         (a) the Borrowing Base Property is a retail center located in the United States owned by a Borrowing Base Property Owner;

         (b) the Borrower provides reasonably acceptable historical operating and leasing information;

         (c) the Borrower provides a certification as to the absence of any material environmental issues;

         (d) the Borrower provides certification as to the absence of any material structural issues; and

         (e) no liens or encumbrances shall exist on the Borrowing Base Property upon its inclusion as a Borrowing Base Property, other than Permitted Liens.

Eligible Assignee shall mean any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) any other assignee that, in the reasonable judgment of the Administrative Agent, is a reputable institutional investor with substantial experience in lending and originating loans similar to the Loan, or in purchasing, investing in or otherwise holdings such loans, having a financial net worth of at least $100,000,000 and (f) any Lender Affiliate or a Related Fund of a Lender. For the purposes hereof, "Lender Affiliate" shall mean, (a) with respect to any Person who would otherwise be an Eligible Assignee under clauses (a) - (e), above (a "Qualified Assignee"), (i) an Affiliate of such Qualified Assignee or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered (including as placement agent therefor) or managed by a Qualified Assignee or an Affiliate of such Qualified Assignee and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor(i.e., a Related Fund of such Lender). Further, for the purposes hereof, "Related Fund" shall mean, with respect to a Lender which is a fund that invests in loans, any other such fund managed by the same investment advisor as such Lender or by an Affiliate of such Lender or such advisor. Neither the Borrower nor an affiliate of the Borrower shall be Eligible Assignee.

Environmental Indemnity as defined in Section 3.1.5.

Environmental Legal Requirements as defined in the Environmental Indemnity.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

ERISA Affiliate shall mean each person (as defined in Section 3(9) of ERISA) which together with either Borrower or a Loan Party would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of either Borrower or a Loan Party being or having been a general partner of such person.

Established Loan Amount shall mean, as of the date hereof, One Hundred Million Dollars ($100,000,000.00).

Event of Default as defined in Section 10.1.

Event of Loss shall mean, with respect to any Collateral Property, any of the following: (a) any loss or destruction of, or damage to, such Collateral Property; or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Collateral Property, or confiscation of such Collateral Property or the requisition of such Collateral Property by a Governmental Agency or any Person having the power of eminent domain, or any voluntary transfer of such Collateral Property or any portion thereof in lieu of any such condemnation, seizure or taking.

Extended Maturity Date as defined in Section 2.2.1.

Extended Term as defined in Section 2.2.1.

FAD shall mean, for CSC, FFO (i) adjusted for the Pro Rata share of straight line rents, (ii) less the Pro Rata share of all regularly scheduled principal amortization payments (other than any final "balloon" payments due at maturity) and (iii) less the Pro Rata share of allowances for tenant improvements and leasing costs in the amount of $0.40 per annum per rentable square foot of improvements.

Federal Funds Rate shall mean: For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

FFO shall mean, for CSC, net income (loss) (computed in accordance with GAAP) excluding gains (or losses) from debt restructurings and sales of real property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures, as set forth in more detail under the definitions and interpretations thereof relative to funds from operations promulgated by the National Association of Real Estate Investment Trusts or its successor.

Financial Covenants shall mean those covenants of the Borrower set forth in Sections 7.19, 7.20, 7.21, 7.22, 7.23 and 7.24.

Fiscal Year shall mean each twelve month period commencing on January 1 and ending on

December 31.

Fixed Charges shall mean the aggregate of the Pro Rata Share of all (a) Interest Expenses, (b) regularly scheduled principal amortization payments (other than any final "balloon" payments due at maturity) on all Debt of the Consolidated CSC Entities and the Unconsolidated CSC Entities, (c) preferred dividend payments or required Distributions (other than Distributions by the Borrower to holders of OP units and Distributions by CSC to common equity holders) paid or payable by the Consolidated CSC Entities and the Unconsolidated CSC Entities,
(d) Ground Lease Payments unless already deducted from Net Operating Income or Combined EBITDA, and (e) Tax Expenses for the Consolidated CSC Entities and the Unconsolidated CSC Entities, all of the foregoing as determined in accordance with GAAP.

Fixed Charge Ratio shall mean, for each Calculation Period, the ratio of (a) Combined EBITDA to (b) Fixed Charges.

Foreign Lender as defined in Section 2.6.3(B).

Formation Documents shall mean, singly and collectively, the partnership agreements, joint venture agreements, limited partnership agreements, limited liability company or operating agreements and certificates of limited partnership and certificates of formation, articles (or certificate) of incorporation and by-laws and any similar agreement, document or instrument of any Person, as amended subject to the terms and provisions hereof.

Funding Evidence shall mean, in connection with the Borrower raising the funds necessary to make a Mandatory Principal Payment as required under Section 2.3.8(i), evidence in connection with (i) the sale of any asset, that the Borrower has entered into a sales agreement, letter of intent, or listed the asset for sale with a recognized broker or (ii) the financing or refinancing of an asset, that the Borrower has obtained a commitment for such financing or submitted a loan application to a recognized financial institution.

GAAP shall mean generally accepted accounting principles in the United States of America as of the date applicable.

Governmental Authority shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

Ground Leases shall mean, from time to time, any Ground Lease relative to an Individual Property and with respect to Ground Leases covering Borrowing Base Properties, for which the Administrative Agent has given its prior written approval.

Ground Lease Payments shall mean the sum of the Pro Rata share of (i) payments made by the Consolidated CSC Entities under Ground Leases, plus (ii) payments made under Ground Leases by Unconsolidated CSC Entities. Ground Lease Payments shall not include the payments made by Cedar-South Philadelphia I, LLC under that certain ground lease dated as of October 31, 2003 by and between SPSP Corporation, Passyunk Supermarket, Inc., and Twenty Fourth Street Passyunk Partners, L.P., as landlord, and Cedar-South Philadelphia I, LLC, as tenant.

Guaranty as defined in Section 3.1.4.

Guarantor or Guarantors as defined in Section 1.4.

Hazardous Materials shall mean and include asbestos, mold, flammable materials, explosives, radioactive substances, polychlorinated biphenyls, radioactive substances, other carcinogens, oil and other petroleum products, pollutants or contaminants that could be a detriment to the environment, and any other hazardous or toxic materials, wastes, or substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, rules, codes or regulations, or any judicial or administrative interpretation of such laws, rules, codes or regulations.

Implied Debt Service shall mean the greater of (a) the annual amount of principal and interest payable on a hypothetical loan in an amount equal to the Implied Loan Amount, based upon a twenty-five (25) year direct reduction monthly amortization schedule and a per annum interest rate equal to the greater of (i) the actual blended interest rate for the Loan, or (ii) the 10-year Treasury Rate as of the Calculation Date plus the Applicable Margin for LIBO Rate Loans, or
(b) an annual debt service constant of eight percent (8.00%).

Implied Debt Service Coverage Ratio shall mean as of each Calculation Date, the ratio of the Adjusted Net Operating Income for all Borrowing Base Properties for the most recent fiscal quarter, annualized, to Implied Debt Service; such calculation and results to be as verified by the Administrative Agent.

Implied Loan Amount shall mean a principal amount which would generate as of any Calculation Date an Implied Debt Service Coverage Ratio of 1.60 to 1.00, which Implied Loan Amount may be revised by the Administrative Agent after the Closing Date or any Calculation Date, as applicable, to reflect additions, removals and other adjustments to the Borrowing Base Properties since the Closing Date or the most recent Calculation Date, as applicable.

Initial Maturity Date as defined in Section 2.2.1.

Initial Term as defined in Section 2.2.1.

Increased Cost Event as defined in Section 2.6.1.

Indemnified Party as defined in Section 7.17.

Individual Property and Individual Properties shall mean, from time to time, all real estate property owned or ground leased by any Consolidated CSC Entity or any Unconsolidated CSC Entity, together with all improvements, fixtures, equipment, and personalty relating to such property.

Insurance/Taking Release Conditions shall mean as to any Event of Loss, the following conditions: (a) the Cost to Repair is less than or equal to Five Hundred Thousand Dollars ($500,000.00); (b) no Event of Default shall have occurred and be continuing; (c) the Borrowing Base Property and the use thereof after the Repair Work will be in compliance with, and permitted under, all applicable Legal Requirements; and (d) such Event of Loss does not materially impair access to the Borrowing Base Property.

Interest Expense shall mean the sum of the Pro Rata share of (i) the aggregate actual interest (whether expensed or capitalized) paid or payable respecting all Debt by the Consolidated CSC Entities, and (ii) the aggregate actual interest (whether expensed or capitalized) paid or payable by the Unconsolidated CSC Entities.

Interest Expense Coverage shall mean the ratio for each Calculation Period of:
(A) Combined EBITDA to (B) Interest Expense.

Interest Period.

         (A) The term "Interest Period" means with respect to each Effective LIBO Rate Advance: a period of one (1), two (2), or three (3) consecutive months, subject to availability, as selected, or deemed selected, by Borrower at least two (2) Business Days prior to the initial date of such Effective LIBO Rate Advance, or if an advance is already outstanding, at least two (2) Business Days prior to the end of the current Interest Period. Each such Interest Period shall commence on the Business Day so selected, or deemed selected, by Borrower and shall end on the numerically corresponding day in the first, second, or third month thereafter, as applicable. Provided, however: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

         (B) The term "Interest Period" shall mean with respect to each Variable Rate Advance consecutive periods of one (1) day each.

         (C) No Interest Period may be selected which would end beyond the then Maturity Date of the Loan. If the last day of an Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except as provided above in clause (A) relative to an Effective LIBO Rate Advance.

Investment shall mean the acquisition of any real property or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms), or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

Knowledge or knowledge shall mean with respect to the Borrower, CSC and the Borrower Subsidiaries, (a) the actual knowledge of Leo S. Ullman, Brenda J. Walker or Thomas J. O'Keeffe, or (b) the actual knowledge of such Persons' successors to their positions (or positions similar thereto) as officers of CSC. Notwithstanding the foregoing, such named parties and their successors are not parties to this Agreement and shall have no liability for a breach of any representation, warranty, covenant or agreement deemed to be made to their actual knowledge.

Land Assets shall mean Individual Properties constituting raw or undeveloped land as to which construction of contemplated improvements has not commenced or which does not generate rental revenues under a Ground Lease.

Late Charge as defined in Section 2.3.14.

L/C Draw shall mean a payment made by the Administrative Agent pursuant to a Letter of Credit which was presented to the Administrative Agent for a draw of proceeds thereunder.

L/C Exposure shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, plus (b) the aggregate amount of all L/C Draws that have not yet been reimbursed by or on behalf of the Borrower, or repaid through a Loan Advance, at such time.

Lease shall mean any lease relative to all or any portion of an Individual Property.

Legal Requirements shall mean all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

Lenders as defined in the Preamble.

Lenders' Consultant as defined in Section 7.28.

Letter of Credit as defined in Section 2.7.1.

Leverage Ratio shall mean the quotient (expressed as a percentage) resulting from dividing (i) the aggregate of all Debt of the Consolidated CSC Entities and the Unconsolidated CSC Entities by (ii) the Total Asset Value.

LIBO Rate. The term "LIBO Rate" means, as applicable to any Effective LIBO Rate Advance, the rate per annum as determined on the basis of the offered rates for deposits in Dollars, for a period of time equal to the Interest Period for the Effective LIBO Rate Advance which appears on the "Telerate Page 3750" as of 11:00 a.m. London time on the day that is two (2) London Banking Days preceding the first day of such Effective LIBO Rate Advance (or if the Effective LIBO Rate Advance is the conversion of an outstanding Effective LIBO Rate Advance, two London Banking Days preceding the end of the Interest Period of such outstanding advance); provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBO Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such Effective LIBO Rate Advance as selected by Administrative Agent (or if the Effective LIBO Rate Advance is the conversion of an outstanding Effective LIBO Rate Advance, two London Banking Days preceding the end of the Interest Period of such outstanding advance). The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) London Banking Days preceding the first day of such Effective LIBO Rate Advance (or if the Effective LIBO Rate Advance is the conversion of an outstanding Effective LIBO Rate Advance, two London Banking Days preceding the end of the Interest Period of such outstanding advance).

Lien shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and mechanic's, materialmen's and other similar liens and encumbrances.

Licenses and Permits shall mean all licenses, permits, authorizations and agreements issued by or agreed to by any governmental authority, or by a private party pursuant to a Permitted Title Exception, and including, but not limited to, building permits, occupancy permits and such special permits, variances and other relief as may be required pursuant to Legal Requirements which may be applicable to any Collateral Property.

Line Fee as defined in Section 2.4.2.

Line Percentage shall mean 0.25% per annum for any quarter during which the average daily balance for such quarter of the aggregate of (x) the outstanding principal balance of the Loan and (y) the L/C Exposure is less than the Total Commitment.

Liquidation Proceeds. Amounts received by the Administrative Agent and/or the Lenders in the exercise of the rights and remedies under the Loan Documents (including, but not limited to, all rents, profits and other proceeds received by the Administrative Agent and/or the Lenders from the liquidation of, or exercising rights upon the occurrence of an Event of Default relative to, any Collateral, but not including any amount bid at a foreclosure sale or on behalf of the Administrative Agent or otherwise credited to the Borrower in, any deed-in-lieu of foreclosure or similar transaction).

Loan as defined in Section 1.3.

Loan Advances shall mean any advance of any proceeds of the Loan hereunder, and as defined in Section 2.1.1.

Loan Agenda shall mean that Document Agenda respecting the establishment of the Loan annexed hereto as Exhibit K.

Loan Agreement as defined in the Preamble.

Loan Documents as defined in Section 3.2.

Loan Party and Loan Parties shall mean, singly and collectively, the Borrower, CSC, and any Borrower Subsidiary which is a party to any Loan Document or the beneficiary of any Letter of Credit, each Borrowing Base Property Owner, and any Subsidiary and Affiliate of any of the foregoing which is party to any Loan Document.

Loan Termination Date shall mean the Maturity Date.

London Banking Day. The term "London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

Major Event of Loss shall mean, with respect to any Borrowing Base Property, both (1) any of the following: (a) any loss or destruction of, or damage to, such Borrowing Base Property such that either (x) the repairs and restoration thereof cannot be completed, in the judgment of the applicable Lender's Consultant and if there is no Lender's Consultant, an independent architect or engineer retained by the Borrower, within six (6) months after the occurrence of such loss, damage or destruction or (y) rendering more than fifty (50%) percent of the said Borrowing Base Property unusable for the purposes conducted thereon immediately prior to such loss, destruction or damage, as determined by the applicable Lender's Consultant and if there is no Lender's Consultant, an independent architect or engineer retained by the Borrower; or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Borrowing Base Property, or confiscation of such Borrowing Base Property or the requisition of such Borrowing Base Property by a Governmental Agency or any Person having the power of eminent domain, or any voluntary transfer of such Borrowing Base Property or any portion thereof in lieu of any such condemnation, seizure or taking, rendering more than fifty (50%) percent of the said leaseable area of Borrowing Base Property unusable for the purposes conducted thereon immediately prior to action, as determined by the applicable Lender's Consultant and if there is no Lender's Consultant, an independent architect or engineer retained by the Borrower, and (2) the Administrative Agent does not elect under
Section 14.3.3 to make the Net Proceeds with respect to such Event of Loss available for Repair Work.

Major Lease shall mean (i) any Lease for space in any Borrowing Base Property
(x) in excess of 25,000 rentable square feet, or (y) in excess of 15,000 rentable square feet and in excess of ten (10%) percent of the rentable square footage of such Borrowing Base Property, or (ii) any Lease with a tenant who is a tenant in more than one Borrowing Base Property and who leases 25,000 or more rentable square feet, in the aggregate, in all Borrowing Base Properties.

Mandatory Principal Payment as defined in Section 2.3.8(ii).

Material Adverse Effect shall mean a material adverse effect on (i) the business, assets, operations or financial or other condition of any of the Borrower, CSC, or, taken as a whole, the Loan Parties, (ii) the ability of any of the Borrower, CSC, or, taken as a whole, the Loan Parties to perform any material Obligations or to pay any Obligations which it is or they are obligated to pay in accordance with the terms hereof or of any other Loan Document, (iii) the rights of, or benefits available to, the Administrative Agent and/or any of the Lenders under any Loan Document or (iv) any Lien given to Administrative Agent and/or any of the Lenders on any material portion of the Collateral or the priority of any such Lien.

Maturity shall mean the Initial Maturity Date, or, if extended pursuant to the terms hereof, the Extended Maturity Date, or, in any instance, upon acceleration of the Loan, if the Loan has been accelerated by Lenders upon an Event of Default.

Maturity Date as defined in Section 2.2.1.

Maximum Loan Amount as defined in Section 2.1.1.

Net Operating Income: For any period of determination, (i) net operating income generated by an Individual Property for such period (i.e., gross operating income, inclusive of any rent loss insurance, less expenses (exclusive of debt service, capital expenditures and vacancy allowances and before depreciation and amortization)), determined in accordance with GAAP, as generated by, through or under Leases, and (ii) all other income arising from direct operations of or licenses or operating agreements for any part of the Individual Property determined on a GAAP basis. For purposes hereof, all rental income shall be adjusted for straight line rents. Borrower shall provide Administrative Agent with all information and materials required by Administrative Agent necessary for the determination of Net Operating Income. If any Leases are scheduled to expire during such period of determination, no rents or other amounts payable under such Leases with respect to any portion of such period occurring after such scheduled expiration date shall be included in the determination of Net Operating Income for such period. If any Leases are scheduled to commence (and rent and occupancy pursuant thereto are also scheduled to commence) during such period of determination, the rents and other amounts payable under such Leases with respect to any period occurring after the scheduled commencement date shall be included in the determination of Net Operating Income for such period.

Net Proceeds. (1) The net amount of all insurance proceeds received under any insurance policies other than Rent Loss Proceeds as a result of the occurrence of an Event of Loss described in clause (a) of the definition of Event of Loss with respect to any Collateral Property, after deduction of the reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, or (2) the net amount of all awards and payments received with respect to the occurrence of an Event of Loss described in clause (b) of the definition of Event of Loss, after deduction of the reasonable costs and expenses (including, but not limited to reasonable counsel fees), if any, in collecting the same, whichever the case may be.

Net Worth shall mean (a) the sum of (i) total stockholders' equity and (ii) limited partners' interest in the Borrower as of the Calculation Date appearing on the consolidated financial statements of the Borrower and CSC, plus (b) depreciation and amortization provided after December 31, 2003 through the Calculation Date on a cumulative basis.

Non-Retail Assets shall mean Individual Properties that generate more than fifteen (15%) percent of base rental revenues from non-retail tenants.

Non-Stabilized Asset shall mean an Individual Property that is not a Stabilized Asset.

Note. Collectively, the Notes payable to each Lender in the aggregate original principal amount of the Established Loan Amount.

Notice of Default as defined in Section 13.1.6.

Notice of Letter of Credit as defined in Section 2.7.1.

Notice of Rate Selection as defined in Section 2.3.3.

Obligations shall mean without limitation, all and each of the following, whether now existing or hereafter arising:

                    (a) Any and all direct and indirect liabilities, debts, and obligations of the Borrower or any Loan Party to the Administrative Agent or any Lender under or arising out of the Loan Documents, each of every kind, nature, and description.

                    (b) Each obligation to repay any loan, advance,
                  indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower or any Loan Party to the Administrative Agent or any Lender (including all future advances whether or not made pursuant to a commitment by the Administrative Agent or any Lender) under or arising out of the Loan Documents, whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Administrative Agent or any Lender may hold against the Borrower or any Loan Party including, without limitation, any obligation arising under any interest rate hedging, cap or other protection arrangement with the Administrative

                  Agent or any Lender.

                    (c) All notes and other obligations of the Borrower or any
                  Loan Party now or hereafter assigned to or held by the Administrative Agent or any Lender under or arising out of the Loan Documents, each of every kind, nature, and description.

                    (d) All interest, fees, and charges and other amounts which may be charged by the Administrative Agent or any Lender to the Borrower or any Loan Party and/or which may be due from the Borrower or any Loan Party to the Administrative Agent or any Lender from time to time under or arising out of the Loan Documents.

                    (e) All costs and expenses incurred or paid by the
                  Administrative Agent or any Lender in respect of any agreement between the Borrower or any Loan Party and the Administrative Agent or any Lender or instrument furnished by the Borrower or any Loan Party to the Administrative Agent or any Lender (including, without limitation, costs of collection, attorneys' reasonable fees, and all court and litigation costs and expenses) in connection with the Loan.

                    (f) Any and all covenants of the Borrower or any Loan Party to or with the Administrative Agent or any Lender and any and all obligations of the Borrower or any Loan Party to act or to refrain from acting in accordance with any agreement between the Borrower or any Loan Party and the Administrative Agent or any Lender or instrument furnished by the Borrower or any Loan Party to the Administrative Agent or any Lender in connection with the Loan.

Occupancy Ratio shall mean with respect to any Borrowing Base Property, the ratio as determined by the Administrative Agent of the rentable square footage thereof as to which tenants are in physical occupancy and paying rent, to the total rentable square footage thereof. For purposes of determining the Occupancy Ratio, the Occupancy Ratio for any Borrowing Base Property as to which an Event of Loss has occurred shall be equal to the greater of (i) the actual Occupancy Ratio with respect thereto or (ii) the Occupancy Ratio immediately prior to the said Event of Loss for a period equal to the lesser of (x) six (6) months from the occurrence of the Event of Loss or (y) the determination that the subject Borrowing Base Property is not, or ceases to be, a Restoration Property.

Officer's Certificate shall mean a certificate delivered to the Administrative Agent by the Borrower, a Borrower Subsidiary, or a Guarantor, as the case may be respectively, which is signed by an authorized officer thereof (or an authorized officer of the direct or indirect managing general partner or managing member, as applicable, of the Borrower, Borrower Subsidiary, or Guarantor, if and as applicable).

PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to
Section 4002 of ERISA, or any successor thereto.

Permitted Debt as defined in Section 8.4.

Permitted Distributions shall mean (a) so long as no Event of Default exists and is continuing, or would be created thereby, any Distributions by the Borrower and CSC, (i) in any amount, provided that such Distributions shall not exceed
(x) ninety-five (95%) percent of FFO for the trailing twelve (12) month period, and (y) one hundred (100%) percent of FAD for the trailing twelve (12) month period (with the initial test to be for the quarter ending December 31, 2004),
(ii) concerning the repurchase or redemption of stock of CSC or partnership interests in the Borrower, or (iii) concerning the issuance of operating partnership units or stock in return for equity interests in connection with any Permitted Investment (provided, any Distributions by the Borrower or CSC shall be permitted as are necessary for CSC to maintain REIT status, if such Distributions are greater than the amounts set forth in subclause (a)(i), above) or (b) at any time after and during the continuance of any Event of Default, such Distributions as are necessary for CSC to maintain REIT status (measured on a trailing twelve (12) month period basis), all of the foregoing tested by the Administrative Agent on the Calculation Date with results based upon the results for the most recent Calculation Period, such calculation and results to be as verified by the Administrative Agent.

Permitted Liens as defined in Section 8.2.

Permitted Investments shall mean the following:

                  (a) The Pro Rata share of Investments in Development Assets (valued at undepreciated Book Value) which, in the aggregate, do not exceed twenty five percent (25%) of Total Asset Value;

                  (b) The Pro Rata share of Investments in Land Assets which, in the aggregate, valued at Book Value do not exceed five percent (5%) of Total Asset Value;

                  (c) Investments in Unconsolidated CSC Entities including, without limitation, the purchase of all or any portion of any interests held by persons that are not Wholly- Owned Subsidiaries of the Borrower;

                  (d) The Pro Rata share of Investments in Non-Retail Assets which, in the aggregate, do not exceed five percent (5%) of Total Asset Value;

                  (e) Investments in interest rate swaps, caps and other similar rate protection agreements; and

                  (f) Investments in Individual Properties or in entities which own such Individual Properties, provided that such investment does not cause a breach of a Financial Covenant.

Provided, however, that the aggregate of the Pro Rata Share of Investments described in clauses (a), (b) and (d) above shall not exceed thirty percent (30%) of Total Asset Value.

Person shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association or limited liability company, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

Plan shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) any Loan Party or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which such Loan Party or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

Preliminary Approval shall mean the following:

         (a) Delivery by the Borrower to the Administrative Agent and the Lenders of the following with respect to any Individual Property proposed to be a Borrowing Base Property, each such item to the reasonable satisfaction of the Administrative Agent and the Lenders:

                  (i) physical description;

                  (ii) current rent roll and operating statements;

                  (iii) to the extent then available in Borrower's files, the following: a survey, environmental reports, copies of existing title insurance policies or a title commitment, and copies of all title exceptions, engineering reports and similar information; and

                  (iv) the Borrower's certification that to its knowledge the proposed Borrowing Base Property presently satisfies (or is anticipated to satisfy upon the grant of such Collateral) the Eligibility Criteria set forth in subsections (a), (c), (d), and (e), of the definition of Eligibility Criteria.

         (b) Administrative Agent and the Lenders shall, within ten (10) Business Days after delivery of all items described in subsection (a), above, grant or deny the preliminary approval for the proposed replacement Borrowing Base Property.

Prime Rate. The term "Prime Rate" means the greater of (i) a variable per annum rate of interest so designated from time to time by Fleet National Bank (or any successor thereto), as its prime rate, or (ii) the Federal Funds Rate plus 0.50% per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

Pro Rata shall mean a calculation based on the percentage of the Capital Stock of or other equity interest in any Person owned, directly or indirectly, by the Borrower and/or CSC. For the purposes of this definition, the Pro Rata Share of a Consolidated CSC Entity shall be deemed to be 100%.

Register as defined in Section 13.3.3.

REIT means a "real estate investment trust" as such term is defined in Section 856 of the Code.

Release Conditions as defined in Section 3.3.

Release Price shall mean, with respect to any Borrowing Base Property, the amount, if any, necessary to reduce the aggregate outstanding principal amount of the Loans plus the L/C Exposure to the Maximum Loan Amount (computed without regard to the Borrowing Base Property for which the Borrower is seeking release).

Rent Loss Proceeds. The proceeds received under any rent loss or business interruption insurance policies.

Repair Work as defined in Section 14.1.

Reportable Event shall mean an event described in Section 4043(b) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation
Section 2615, or as otherwise now or hereafter defined in ERISA.

Required Lenders. As of any date, the Lenders holding at least Sixty-Six and 2/3rds (66 2/3%)
percent of the outstanding principal amount due under the Note on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least Sixty-Six and 2/3rds (66 2/3%) percent of the Total Commitment.

Restoration Property. Any Collateral Property as to which an Event of Loss has occurred and as to which the Net Proceeds are being made available in accordance with the terms and provisions of Article 14 for Repair Work relative to the subject Collateral Property and such Repair Work can be completed in six (6) months, as determined by the Administrative Agent in its reasonable discretion.

Security Documents as defined in Section 3.2.

Stabilized Asset shall mean an Individual Property which has an Occupancy Ratio of equal to or greater than eighty percent (80%). If due to the occurrence of an Event of Loss as to any Borrowing Base Property which was a Stabilized Asset prior to such Event of Loss, the Occupancy Ratio with respect thereto is less than eighty percent (80%), such Borrowing Base Property shall continue to be deemed to be a Stabilized Asset (notwithstanding that the Occupancy Ratio with respect thereto is less than eighty percent (80%) as a result of such Event of
Loss) for a period equal to the lesser of (i) six (6) months from the occurrence of the Event of Loss or (ii) the determination that the subject Borrowing Base Property is not, or ceases to be, a Restoration Property.

State shall mean the State or Commonwealth in which the subject of such reference or any part thereof is located.

Subsidiary shall mean, with respect to any Person, any corporation, association, limited liability company, partnership or other business entity of which securities or other ownership interests representing more than 50% of either (x) the beneficial ownership interest or (y) ordinary voting power are, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by such Person.

Tax Expenses shall mean tax expense (if any) attributable to income and franchise taxes based on or measured by income, whether paid or accrued.

Total Asset Value shall mean the aggregate of:

         (a) for all Individual Properties (which are not Individual Properties acquired within the prior 90 days from the Calculation Date, Development Assets, or Land Assets), the Pro Rata share of the Calculations Period's aggregate Adjusted Net Operating Income for all such Individual Properties, annualized, capitalized at a rate of 9.25%, plus

         (b) for Land Assets, and for all Individual Properties which were acquired within the prior 90 days from the Calculation Date, the Pro Rata share of the undepreciated Book Value as of the Calculation Date; plus

         (c) for Development Assets, at the Borrower's option, either the Pro Rata share of the undepreciated Book Value as of the Calculation Date or the Pro Rata share of the Calculations Period's aggregate Adjusted Net Operating Income for such Development Asset, annualized, capitalized at a rate of 9.25%; plus

         (d) for all unencumbered cash and cash equivalent investments, restricted cash held by a qualified intermediary, and escrows owned by the Consolidated CSC Entities and the Unconsolidated CSC Entities, the Pro Rata share of the Book Value as of the Calculation

         Date of such assets; plus

         (e) deposits corresponding to outstanding Letters of Credit.

         The Pro Rata Share of Development Assets completed within the prior 90 days from a Calculation Date will be valued as set forth in (c) above for a maximum of one hundred eighty (180) days from completion (and continuing until end of such Calculation Period ) and based on Adjusted Net Operating Income under subsection (a) above thereafter.

Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time.

Treasury Rate The term "Treasury Rate" means, as of the date of any calculation or determination, the latest published rate for United States Treasury Notes or Bills (but the rate on Bills issued on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release H.15(519) of Selected Interest Rates in an amount which approximates (as determined by Administrative Agent) the amount (i) approximately comparable to the portion of the Loan to which the Treasury Rate applies for the Interest Period, or (ii) in the case of a prepayment, the amount prepaid and with a maturity closest to the original maturity of the installment which is prepaid in whole or in part.

UCC or the Uniform Commercial Code means the Uniform Commercial Code in effect in the Commonwealth of Massachusetts, provided, that as same relates to a Collateral Property, the UCC shall mean the Uniform Commercial Code as adopted in such jurisdiction.

Unconsolidated CSC Entity or Unconsolidated CSC Entities shall mean each Person as to which the Borrower and/or CSC own, directly or indirectly, any Capital Stock, but which is not a Wholly- Owned Subsidiary.

Unfunded Current Liability of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

United States and U.S. shall each mean the United States of America.

Variable Rate means a per annum rate equal at all times to the Prime Rate plus the Applicable Margin for Prime Rate Loans, with changes therein to be effective simultaneously without notice or demand of any kind with any change in the Prime Rate.

Variable Rate Advance means any principal amount outstanding under this Agreement which pursuant to this Agreement bears interest at the Variable Rate.

Variable Rate Indebtedness means any Debt that bears interest at a variable rate without the benefit of an interest rate hedge or other interest rate protection agreement.

Wholly-Owned Subsidiary shall mean, with respect to any Person, any other Person as to which one- hundred (100%) percent of the Capital Stock thereof is owned, directly or indirectly, by such Person, and, for purposes of this definition, Cedar-Riverview, LP and Delaware 1851 Associates, L.P., shall be deemed to be Wholly-Owned Subsidiaries of the Borrower.

                          EXHIBIT B-1 TO LOAN AGREEMENT

                    REQUISITION AND AVAILABILITY CERTIFICATE


TO:      Fleet National Bank ("Administrative Agent")

RE: Loan Agreement dated as of January 30, 2004 (the "Loan Agreement") between Administrative Agent, the lenders described therein and Cedar Shopping Centers Partnership, L.P. ("Borrower")

LOAN REQUEST NO.:________________

AMOUNT OF LOAN ADVANCE REQUESTED: $__________________

DATE:________________, 200__

         This Borrower's Certificate and Request for Loan Advance is submitted by Borrower to Administrative Agent pursuant to the provisions of the Loan Agreement in order to induce Lenders to make the Loan Advance identified above. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         Borrower hereby requests Lenders to make a Loan Advance under the Notes in the following amount: $_________________.

         The Loan Advance is requested for the following
purposes:_____________________________________________________________________
______________________________________________________________________________
_____________________________________________________________________________.

         The Loan Advance requested of $______________, when added to prior Loan Advances under the Notes of $________________, plus the L/C Exposure of $__________________, will result in aggregate Loans plus L/C Exposure of $_______________.

         The types of Loans requested are as follows:

                  Variable Rate:                     $__________________________

                  Effective LIBO Rate                $__________________________
                                                     Interest Period____________

                                                     $__________________________
                                                     Interest Period____________

         The Maximum Loan Amount shall not be exceeded upon the making of the Loan Advance requested hereunder. Calculations of the Maximum Loan Amount, current Loan balance, and amount of the Loan available to be advanced and/or L/C's available to be issued are set forth on the Availability Certificate annexed hereto.

         Borrower hereby certifies, warrants and represents to Administrative Agent and the Lenders that (except for each condition precedent to Lender's obligation to make the requested Loan Advance) this request: (i) constitutes an affirmation by Borrower that, except as otherwise disclosed in writing to the Administrative Agent, each of the warranties and representations made in the Loan Agreement, including, without limitation, the Borrower's continued compliance with the Financial Covenants, as satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower to the Agent, remains true and correct in all material respects as of the date of this request and, unless Administrative Agent is notified to the contrary prior to the disbursement of the Loan Advance, will be so on the date of such Loan Advance; and (ii) constitutes the representation and warranty of Borrower that the information set forth in this request is true, accurate and complete in all material respects.

         The Borrower hereby further certifies, warrants and represents to Administrative Agent and the Lenders that: (i) to the best of the Borrower's knowledge, the financial information provided by the Borrower to the Agent remains true and accurate in all material respects; (ii) the Borrower is in compliance with the financial covenants contained in the Loan Agreement to the extent set forth below; (iii) to the best of the Borrower's knowledge, an Event of Default which is continuing has not occurred under the Loan Agreement or any of the other Loan Documents.

--------------------------------------------------------------------------------------------------------------
               Covenant                              Requirement                             Actual
--------------------------------------------------------------------------------------------------------------
Interest Expense Coverage               Not less than 2.00:1
--------------------------------------------------------------------------------------------------------------
Leverage Ratio                          Less than 70%
--------------------------------------------------------------------------------------------------------------
Fixed Charge Ratio                      Not less than 1.50:1.
--------------------------------------------------------------------------------------------------------------
Borrower's Net Worth                    Not less than 85% of the
                                        Borrower's Net Worth as of December 31,
                                        2003, plus 85% of cumulative net cash
                                        proceeds, as set forth in the Loan
                                        Agreement
--------------------------------------------------------------------------------------------------------------
Occupancy Ratio for                     Not less than 85% for the
Borrowing Base Properties               aggregate of all Borrowing
                                        Base Properties, and not less
                                        than 80% for each individual
                                        Borrowing Base Property
--------------------------------------------------------------------------------------------------------------
Aggregate Pro Rata amount               Less than 30% of the
of the Variable Rate                    aggregate Pro Rata amount of
Indebtedness of the                     the total Debt of the
Consolidated CSC Entities               Consolidated CSC Entities
and the Unconsolidated CSC              and the Unconsolidated CSC
Entities                                Entities
--------------------------------------------------------------------------------------------------------------

         Calculations of the Financial Covenants are set forth in the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower to the Agent.

         This request is submitted to Administrative Agent for the purpose of inducing Lenders to make a Loan Advance and Borrower intends that Administrative Agent and the Lenders shall rely upon the same being true, accurate and complete in all material respects.

         If all conditions precedent to Lenders' obligation to make a Loan Advance are satisfied, please disburse the Loan Advance on ______________, 200__.

         WITNESS the execution hereof as an instrument under seal as of the _______ day of _____________, 200__.


                                    CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                    By:     Cedar Shopping Centers, Inc.,
                                            its general partner


                                            By:      _________________________
                                            Name:    _________________________
                                            Title:   _________________________

                            AVAILABILITY CERTIFICATE

1.       Maximum Loan Amount

         a.       Established Loan Amount                              $___,000,000.00
         b.       Total Commitment                                     $___,000,000.00
         c.       Availability (calculated below)                      $_________
                                lesser of (a), (b) and (c)                              $__________

2.       Loan Balance

         a.       Outstanding Balance of Loan                          $_________
                       plus
         b.       L/C Exposure                                         $_________
                       (a) plus (b)                                                     $__________


3.       Amount of Loan available to be advanced and/or L/C's
         available to be issued
                       1 minus 2                                                        $__________

                            Availability Calculation


            a.    Aggregate Borrowing Base Value* $__________
                       (calculated below)
                       Multiplied by 65%                $__________

            b.    Implied Loan Amount                   $__________
                       (calculated below)
                          lesser of (a) or (b)                      $___________

                        *Borrowing Base Value Calculation
                   (prepare for each Borrowing Base Property)


(a)  If Stabilized Asset

         (i)      Adjusted Appraised Value                  $____________
                  (complete only if Appraisal completed
                  within prior 12 months)

         (ii)     Adjusted Capitalized Value**              $____________
                     (calculated below)


**Adjusted Capitalized Value Calculation (For Stabilized Asset)

         Adjusted Net Operating Income for most recent
         fiscal quarter, annualized                         $____________
                  capitalized at 9.25%                      $____________

(b)  If Non-Stabilized Asset

         (i)      Adjusted Appraised Value                  $____________

         (ii)     Adjusted Capitalized Value                $____________
                     (Undepreciated Book Value)

            Calculation of Borrowing Base Value if Event of Loss Has Occurred

   (i)      Adjusted Capitalized Value                      $___________
            (calculated in the
            manner set forth
            above for Stabilized Asset, subject
            to the limits of Borrowing Base Value,
            or Non Stabilized Asset, as applicable)

              Multiplied by 65%                             $___________

                         Implied Loan Amount Calculation


Principal amount which generates Implied Debt Service Coverage Ratio of 1.60 to 1.00, calculated in accordance with the worksheet which is to be annexed hereto.

                           EXHIBIT C TO LOAN AGREEMENT

                                      NOTE

                                 PROMISSORY NOTE


$__0,000,000.00                                                 January __, 2004

19. Promise To Pay.

         FOR VALUE RECEIVED, CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Borrower") promises to pay to the order of FLEET NATIONAL BANK, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110 (hereinafter, a "Lender"), the principal sum of ______ MILLION DOLLARS ($____,000,000.00), or so much thereof as may be advanced by or on behalf of Lender, with interest thereon, or on the amount thereof from time to time outstanding, to be computed, as hereinafter provided, on each advance from the date of its disbursement until such principal sum shall be fully paid. Interest and principal shall be payable in installments as set forth in the Loan Agreement (as defined below). The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable in full on January __, 2007 (hereinafter, the "Maturity Date"), which term is further defined in, and is subject to extension and/or acceleration in accordance with, the Loan Agreement pursuant to which this Note has been issued.

20. Loan Agreement.

         This Note is issued pursuant to the terms, provisions and conditions of an agreement captioned "Loan Agreement" (hereinafter, as the same may be modified, amended or restated from time to time, the "Loan Agreement") dated as of even date among Borrower, Lender, and the other financial institutions named therein (the Lender and such other institutions, the "Lenders") and Fleet National Bank as Agent (hereinafter, the "Agent") and evidences the Loan and Loan Advances made by or on behalf of the Lender pursuant thereto. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement. This Note is one of several Notes executed and delivered by the Borrower to the Lenders in accordance with the terms and provisions of the Loan Agreement.

21. Acceleration; Event of Default.

         At the option of the Agent, subject to the terms of the Loan Agreement, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and notwithstanding any prior waiver of any breach or default, or other indulgence, upon the occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Agent shall have, in addition to any rights and remedies contained herein, any and all rights and remedies set forth in the Loan Agreement or any other Loan Document.

22. Certain Waivers, Consents and Agreements.

         Each and every party liable hereon, or for the indebtedness evidenced hereby, whether as maker, endorser, guarantor, surety or otherwise hereby: (a) waives presentment, demand, protest, suretyship defenses and defenses in the nature thereof; (b) waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the Agent or the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Loan Agreement, or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any security or collateral given to secure this Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Loan Agreement, or any of the other Loan Documents, shall be found to be unenforceable in full or to any extent, or if Agent or any other party shall fail to duly perfect or protect such collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all costs and expenses actually incurred by Agent and Lenders or any other holder of this Note in connection with the indebtedness evidenced hereby pursuant to the Loan Agreement, including, without limitation, all reasonable attorneys' fees and costs, for the implementation of the Loan, the collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder or under the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Note, the Loan Agreement, the Mortgage, the Assignment of Leases and Rents, and all other instruments now or hereafter executed evidencing or governing all or any portion of the security or collateral for this Note and for such Loan Agreement, or any one or more of the other Loan Documents.

23. Delay Not A Bar.

         No delay or omission on the part of the Agent or the holder in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith, or any agreement or instrument which is given or may be given to secure the indebtedness evidenced hereby or by the Loan Agreement, or any other agreement now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other right on any future occasion.

24. Partial Invalidity.

         The invalidity or unenforceability of any provision hereof, of the Loan Agreement, of the other Loan Documents, or of any other instrument, agreement or document now or hereafter executed in connection with the Loan made pursuant hereto and thereto shall not impair or vitiate any other provision of any of such instruments, agreements and documents, all of which provisions shall be enforceable to the fullest extent now or hereafter permitted by law.

25. Compliance With Usury Laws.

         All agreements among Borrower, Guarantor, Agent and Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Agent or Lenders for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law", shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower, Agent and Lenders in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents or the Security Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Agent or Lenders should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements among Borrower, the Guarantor, Agent and Lenders.

26. Use of Proceeds.

         All proceeds of the Loan shall be used solely for the purposes more particularly provided for and limited by the Loan Agreement.

27. Security.

         This Note is secured by the Collateral as set forth in the Loan Agreement. The Collateral for this Note may be held by the Agent, on behalf of the Lender and the other Lenders.

28. Notices.

         Any notices given with respect to this Note shall be given in the manner provided for in the Loan Agreement.

29. Governing Law and Consent to Jurisdiction.

         29.1 Substantial Relationship. It is understood and agreed that all of the Loan Documents were delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

         29.2 Place of Delivery. Borrower agrees to furnish to Lender at Lender's office in Boston, Massachusetts, all further instruments, certifications and documents to be furnished hereunder, if any.

         29.3 Governing Law. This Note and each of the other Loan Documents, except as otherwise provided in Section 11.4, shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law, except insofar as formation of the Borrower under Delaware law requires Delaware law to apply with respect to matters of authorization to enter into the transaction contemplated by this Note.

         29.4 Exceptions.  Notwithstanding the foregoing choice of law:

                                    (a) the procedures governing the enforcement
                           by Agent and each of the Lenders of its foreclosure and other remedies against Borrower under the Security Documents and under the other Loan Documents with respect to each Collateral Property, including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief or for the appointment of a receiver, shall be governed by the laws of the State in which such

                           Collateral Property is located;

                                    (b) Agent and each of the Lenders shall
                           comply with the applicable law of the State in which such Collateral Property is located to the extent required by the law of such jurisdiction in connection with the foreclosure of the security interests and liens created under the Security Documents and the other Loan Documents with respect to each Collateral Property or other assets situated in such State; and

                                    (c) provisions of Federal law and the law of
                           such State shall apply in defining the terms
                           Hazardous Materials, Environmental Legal Requirements and Legal Requirements applicable to each Collateral Property as such terms are used in the Loan Agreement, the Environmental Indemnity and the other Loan Documents.

         Nothing contained herein or any other provisions of the Loan Documents shall be construed to provide that the substantive laws of any other State shall apply to any parties' rights and obligations under any of the Loan Documents, which, except as expressly provided in clauses (A),
         (B) and (C) of this Section 11.4, are and shall continue to be governed by the substantive law of Commonwealth of Massachusetts. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the law of any other State is not intended, nor shall it be deemed, in any way, to derogate the parties' choice of law as set forth or referred to in this Note, the Loan Agreement or in the other Loan Documents. The parties further agree that the Agent may enforce its rights under the Loan Documents including, but not limited to, its rights to sue the Borrower or to collect any outstanding indebtedness in accordance with applicable law

         29.5 Consent to Jurisdiction. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN THE LOAN AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

30. Waiver of Jury Trial.

         BORROWER, AGENT AND LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY

WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

31. No Oral Change.

         This Note and the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought in accordance with the terms and conditions of the Loan Agreement. In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to amend, terminate, extend or otherwise modify this Note or any of the other Loan Documents.

32. Rights of the Agent and Holder.

         This Note, and the rights and remedies provided for herein, may be enforced by Agent, the holder, or any subsequent holder hereof. Wherever the context permits, each reference to the term "holder" herein shall mean and refer to Agent, the holder, or the then subsequent holder of this Note.

33. Right to Pledge.

         Lender may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

34. Setoff.

         The terms and provisions of Article 12 of the Loan Agreement are incorporated herein by reference.




                  [Remainder of page left intentionally blank]

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.



Witness:               BORROWER:


                       CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.

                       By:     Cedar Shopping Centers, Inc., Its General Partner



_________________              By:      ______________________
                               Name:    ______________________
                               Title:   ______________________

                           EXHIBIT D TO LOAN AGREEMENT

                           AUTHORIZED REPRESENTATIVES


1. Leo S. Ullman, President of Cedar Shopping Centers, Inc.
2. Brenda J. Walker, Vice President of Cedar Shopping Centers, Inc.
3. Thomas J. O'Keeffe, Chief Financial Officer of Cedar Shopping Centers, Inc.

                           EXHIBIT E TO LOAN AGREEMENT

                  REQUIRED PROPERTY, HAZARD AND OTHER INSURANCE

         Borrower or the applicable Loan Party shall at all times provide and maintain the following insurance coverages with respect to each Collateral Property and the Collateral issued by companies qualified to do business in the applicable jurisdictions where the Collateral Property is located, having a Best's Rating of not less than A-VIII and otherwise acceptable to Administrative Agent in its sole reasonable discretion:

                  (i) physical insurance on an all-risk basis without exception (including, without limitation, flood required if property is in a "Special Flood Hazard Area" A or V, vandalism and malicious mischief, earthquake, collapse, boiler explosion, sprinkler coverage, mold infestation, cost of demolition, increased costs of construction and the value of the undamaged portion of the building and soft costs coverage) covering all the real estate, fixtures and personal property to the extent of the full insurable value thereof, on a builder's risk non-reporting form prior to completion and occupancy to Occupy Endorsement, having replacement cost and agreed amount endorsements (with deductibles not in excess of insurable value);

                  (ii) rent loss or business interruption insurance in an amount equal to one year's projected rentals or gross revenues;

                  (iii) public liability insurance, with underlying and umbrella coverages totaling not less than $2,000,000.00 per occurrence and $10,000,000.00 in the aggregate or such other amounts as may be determined by Administrative Agent from time to time;

                  (iv) automobile liability insurance (including non-owned automobile) with a coverage of $1, 000, 000 per occurrence during construction;

                  (v) worker's compensation, employer's liability and other insurance required by law;

                  (vi) such other insurance coverages in such amounts as Administrative Agent may request consistent with the customary practices of prudent developers and owners of similar properties.

An actual insurance policy or certified copy thereof, or a binder, certificate of insurance, or other evidence of property coverage in the form of Acord 27 (Evidence of Property Coverage), Acord 25 (Certificate of Insurance), or a 30-day binder in form acceptable to Administrative Agent with an unconditional undertaking to deliver the policy or a certified copy within thirty (30) days, shall be delivered at closing of the Loan and prior to the first Loan Advance.

         Flood insurance shall be provided if the property or the collateral is located in a flood zone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1973, as amended, and the Regulations thereunder, or if otherwise reasonably required by Administrative Agent.

         Administrative Agent, on behalf of the Lenders, shall be named as first mortgagee on policies of all-risk-type insurance on the Collateral Property, as loss payee on the Collateral and its contents, and as first mortgagee on rent-loss or business interruption coverages related thereto.

         Except with respect to public liability insurance, as to which Administrative Agent, on behalf of the Lenders, shall be named as an additional insured with respect to the Collateral Property or the Collateral, all other required insurance coverages shall have a so-called "Mortgagee's endorsement" or "Lenders' loss-payable endorsement" which shall provide in substance as follows:

                  A. Subject to the terms of this Agreement, loss or damage, if any, under the policy shall be paid to Administrative Agent and its successors and assigns in whatever form or capacity its interest may appear and whether said interest be vested in said Administrative Agent in its individual or in its disclosed or undisclosed fiduciary or representative capacity, or otherwise, or vested in a nominee or trustee of said Administrative Agent.

                  B. The insurance under the policy, or under any rider or endorsement attached thereto, as to the interest only of Administrative Agent, its successors and assigns, shall not be invalidated nor suspended:

                    (a) by any error, omission or change respecting the
                  ownership, description, possession or location of the subject of the insurance or the interests therein or the title thereto; or

                    (b) by the commencement of foreclosure or similar
                  proceedings or the giving of notice of sale of any of the property covered by the policy by virtue of any mortgage, deed of trust, or security interest; or

                    (c) by any breach of warranty, act, omission, neglect, or
                  noncompliance with any provisions of the policy by the named insured, or any one else, whether before or after a loss, which under the provisions of the policy of insurance, would invalidate or suspend the insurance as to the named insured, excluding, however, any acts or omissions of Administrative Agent while exercising active control and management of the insured property.

                  C. Insurer shall provide Administrative Agent and each of the Lenders with not less than thirty (30) days, prior written notice of cancellation of the policy (for non- payment or any other reason) or of the non-renewal thereof.

                  D. The insurer reserves the right to cancel the policy at any time, but only as provided by its terms. However, in such case this policy shall continue in force for the benefit of Administrative Agent for thirty (30) days after written notice of such cancel lation is received by Administrative Agent and shall then cease.

                  E. Should legal title to and beneficial ownership of any of the property covered under the policy become vested in Administrative Agent or its agents, successors or assigns, insurance under the policy shall continue for the term thereof for the benefit of Administrative Agent.

                  F. All notices herein provided to be given by the insurer to Administrative Agent in connection with this policy and Administrative Agent's loss payable endorsement shall be mailed to or delivered to Administrative Agent by certified or registered mail, return receipt requested, as follows:

                    Fleet National Bank
                    Post Office Box 2984
                    Hartford, Connecticut 06101-2984
                    Mail Code CT4M10J
                    Attention:      Central Insurance Unit

                           EXHIBIT F TO LOAN AGREEMENT

             OWNERSHIP INTERESTS AND TAXPAYER IDENTIFICATION NUMBERS

-------------------------------------------------------------------------------------------------------------
                                                                                 TAX
                                                                                 IDENTIFICATION
ENTITY NAME                             PARTNERS/MEMBERS                         NUMBER
-------------------------------------------------------------------------------------------------------------
Cedar-South Philadelphia I,             Cedar-South Philadelphia II,             90-0082050
LLC                                     LLC (100%)

-------------------------------------------------------------------------------------------------------------
Cedar-South Philadelphia II,            Cedar Shopping Centers                   90-0082060
LLC                                     Partnership, L.P. (100%)

-------------------------------------------------------------------------------------------------------------
Cedar-Riverview LP                      Cedar-Riverview LLC (1%;                 20-0422200
                                        general partner); CSC-
                                        Riverview LLC (99%; limited
                                        partner)

-------------------------------------------------------------------------------------------------------------
Cedar-Riverview LLC                     Cedar Shopping Centers                   20-0151534
                                        Partnership, L.P. (100%)

-------------------------------------------------------------------------------------------------------------
CSC-Riverview LLC                       Cedar Shopping Centers                   20-0151125
                                        Partnership, L.P. (100%)

-------------------------------------------------------------------------------------------------------------
Cedar Lender LLC                        Cedar Shopping Centers                   20-0447171
                                        Partnership, L.P. (100%)

-------------------------------------------------------------------------------------------------------------
Delaware 1851 Associates, LP            Cedar-Columbus LLC (1%;                  23-2999402
                                        general partner); CSC-
                                        Columbus LLC (99%; limited
                                        partner)

-------------------------------------------------------------------------------------------------------------
Cedar-Columbus LLC                      Cedar Shopping Centers                   20-0151547
                                        Partnership, L.P. (100%)

-------------------------------------------------------------------------------------------------------------
Cedar Sunset Crossing, LLC              Cedar Shopping Centers                   20-0579586
                                        Partnership, L.P. (100%)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
CSC-Columbus LLC                        Cedar Shopping Centers                   20-0151526
                                        Partnership, L.P. (100%)
-------------------------------------------------------------------------------------------------------------

                           EXHIBIT G TO LOAN AGREEMENT

                             COMPLIANCE CERTIFICATE

TO: The Administrative Agent and Lenders party to the Loan Agreement Described Below

         This Compliance Certificate is furnished pursuant to that certain Loan Agreement dated as of January 30, 2004 (the "Loan Agreement"), among Cedar Shopping Centers Partnership, L.P. ("Borrower"), Fleet National Bank, as Administrative Agent and the Lenders identified therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Loan Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected/authorized ______________________ of Cedar Shopping Centers, Inc., general partner of the Borrower.

         2. I have reviewed the terms of the Loan Agreement and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of the Borrower during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or an event which, with notice or the passage of time or both, would constitute an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

         4. Schedule 1 attached hereto sets forth financial data and computations at and for the period ending __________ evidencing the Borrower's compliance with certain covenants of the Loan Agreement, except as set forth below, all of which data and computations are true, complete and correct in all material respects to my knowledge.

         Described below are the exceptions, if any, to paragraphs 3 and 4, listing the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
______________________________________________________________________________

______________________________________________________________________________

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of__________, 200___.

                                       CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                       By: Cedar Shopping Centers, Inc.,
                                           its general partner


                                           By:      _______________________
                                           Name:    _______________________
                                           Title:   _______________________

                      Schedule 1 to Compliance Certificate

-----------------------------------------------------------------------------------------------------------------------
               Covenant                              Requirement                                Actual
-----------------------------------------------------------------------------------------------------------------------
Interest Expense Coverage               Not less than 2.00:1
-----------------------------------------------------------------------------------------------------------------------
Leverage Ratio                          Less than 70%
-----------------------------------------------------------------------------------------------------------------------
Fixed Charge Ratio                      Not less than 1.50:1.
-----------------------------------------------------------------------------------------------------------------------
Borrower's Net Worth                    Not less than 85% of the
                                        Borrower's Net Worth as of December 31,
                                        2003, plus 85% of cumulative net cash
                                        proceeds, as set forth in the Loan
                                        Agreement
-----------------------------------------------------------------------------------------------------------------------
Occupancy Ratio for                     Not less than 85% for the
Borrowing Base Properties               aggregate of all Borrowing
                                        Base Properties, and not less
                                        than 80% for each individual
                                        Borrowing Base Property
-----------------------------------------------------------------------------------------------------------------------
Aggregate Pro Rata amount               Less than 30% of the
of the Variable Rate                    aggregate Pro Rata amount of
Indebtedness of the                     the total Debt of the
Consolidated CSC Entities               Consolidated CSC Entities
and the Unconsolidated CSC              and the Unconsolidated CSC
Entities                                Entities
-----------------------------------------------------------------------------------------------------------------------

                           EXHIBIT H TO LOAN AGREEMENT

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                                                    Dated: as of _______________


         Reference is made to the Loan Agreement, dated as of January 30, 2004 (as amended and in effect from time to time, the "Loan Agreement"), by and among CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at c/o Cedar Shopping Centers, Inc., 44 South Bayles Avenue, Port Washington, New York 11050 (hereinafter, the "Borrower", which Borrower is not a party to this Mortgage), Fleet National Bank and the other lending institutions which become parties to the Loan Agreement (Fleet National Bank and the other lending institutions which become parties to the Loan Agreement are collectively referred to as the "Lenders" and individually as the "Lender"), and Fleet National Bank, as Agent (hereinafter, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

         ___________________ (the "Assignor") and ________________ (the
"Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a __________ (____%) interest in and to all of the Assignor's rights and obligations under the Loan Documents as of the Effective Date (as herein after defined). The amount of the Assignor's Commitment being purchased by and assigned to the Assignee as of the Effective Date is $________________

         2. The Assignor (i) represents that as of the date hereof, its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) is ________ and the outstanding balance of the Loan owing to the Assignor under the Note held by the Assignor (unreduced by any assignments thereof which have not yet become effective) is $_______________;
(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim, that it is legally authorized to enter into this Assignment and Acceptance, and it has no knowledge of the occurrence of an Event of Default under the Loan Agreement;
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, or any other person which may be primarily or secondarily liable in respect of any of the Obligations or any of their obligations, or the performance or observance by the Borrower, or any other person prima rily or secondarily liable in respect of any of the obligations under any of the Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) requests that the Agent reflect on the Register maintained by the Agent the assignment to the Assignee of that portion of the Commitment as set forth herein.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Documents, together with copies of the most recent financial statements delivered pursuant to the Loan Agreement and such other documents and information as the Assignee has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are expressly delegated to or conferred upon the Assignor as agent by the terms of the Loan Documents together with such other powers as are reasonably incidental thereto;(vi) agrees that it will perform all the obligations which by the terms of the Loan Documents are required to be performed by the Assignee as a Lender in accordance with the terms of the Loan Documents; and (vi) specifies as to its address for notices the office set forth beneath its name on the signature page hereof.

         4. The effective date for this Assignment and Acceptance shall be ______________ , ______(the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording in the Register by the Agent.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Loan Documents assigned hereunder relinquish its future rights and be released from its future obligations under the Loan Documents but shall remain liable for all obligations which arose prior to such assignment.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the rights and obligations assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                              ______________________________
                                                        "Assignor"

                                              By:___________________________

                                              Title:________________________


                                              ______________________________
                                                        "Assignee"

                                              By:___________________________

                                              Title:________________________

                           Notice Address:    ______________
                                              ______________
                                              ______________
                                              Telephone No.: _______________
                                              Telecopier No.: ______________

Consented to in accordance with the terms of the Loan Agreement as of this ___ day of ______________, 20__.

AGENT:                   FLEET NATIONAL BANK

                         By: ______________________________
                         Name: ____________________________
                         Title: ___________________________


BORROWER:                CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.

                         By:     Cedar Shopping Centers, Inc., general partner


                                 By:    _______________________________
                                 Name:  _______________________________
                                 Title: _______________________________

                           EXHIBIT I TO LOAN AGREEMENT

                               LENDERS' COMMITMENT

--------------------------------------------------------------------------------------------------------------
Lender                                  Commitment Amount                       Commitment Percentage
--------------------------------------------------------------------------------------------------------------
FLEET NATIONAL BANK                     $19,000,000.00                          19%
--------------------------------------------------------------------------------------------------------------
COMMERZBANK AG                          $19,000,000.00                          19%
NEW YORK BRANCH
--------------------------------------------------------------------------------------------------------------
PB CAPITAL                              $14,000,000.00                          14%
CORPORATION
--------------------------------------------------------------------------------------------------------------
MANUFACTURERS AND                       $14,000,000.00                          14%
TRADERS TRUST
COMPANY
--------------------------------------------------------------------------------------------------------------
SOVEREIGN BANK                          $14,000,000.00                          14%
--------------------------------------------------------------------------------------------------------------
RAYMOND JAMES BANK,                     $10,000,000.00                          10%
FSB
--------------------------------------------------------------------------------------------------------------
CITIZENS BANK                           $10,000,000.00                          10%
--------------------------------------------------------------------------------------------------------------

                                    EXHIBIT J

                            BORROWING BASE PROPERTIES



--------------------------------------------------------------------------------
Borrowing Base Property                   Adjusted Appraised Value as of Closing
--------------------------------------------------------------------------------
South Philadelphia Shopping Plaza         $36,400,000.00
Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
Riverview Shopping Center                 $21,900.000.00
Philadelphia, Pennsylvania
--------------------------------------------------------------------------------
Sunset Crossing Shopping Center, Dickson, $11,250,000.00
Pennsylvania
--------------------------------------------------------------------------------
Columbus Crossing Shopping Center         $23,000,000.00
Philadelphia, Pennsylvania
--------------------------------------------------------------------------------

                                   EXHIBIT EC

                              ESTOPPEL CERTIFICATE

                       ESTOPPEL CERTIFICATE AND AGREEMENT

         WHEREAS, _________________ a _____________ having an address at
_________________ (hereinafter, the "Landlord"), is the owner in fee simple of that certain parcel of real estate numbered ______________________, and commonly known as ____________________________, as more particularly described in Exhibit A annexed hereto (hereinafter, the "Premises");

         WHEREAS, the Landlord has leased the Premises to __________________, a _____________________ having and address at _______________________
(hereinafter, the "Tenant"), pursuant to that certain ground lease dated as of ____________ __, ______ (hereinafter, with any amendments, modifications, extensions, replacements or renewals, the "Lease"), a copy of which is attached hereto as Exhibit B and made a part hereof (All capitalized terms used herein which are not otherwise defined shall have the meaning ascribed to such term under the Lease);

         WHEREAS, Fleet National Bank, a national banking association having an address at 100 Federal Street, 8th Floor, Boston, Massachusetts 02110, as agent (hereinafter, the "Agent") on behalf of itself and certain other lenders (hereinafter, individually and collectively referred to as the "Lender" or "Lenders"), has agreed to establish a loan arrangement (hereinafter, the "Loan Arrangement") with Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership having an address at c/o Cedar Shopping Centers, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 (hereinafter, the "Borrower");

         WHEREAS, the Tenant has substantial financial dealings with the Borrower and is affiliated with the Borrower (by ownership and by contractual relationship and/or other meaningful business relationship), and the extension of credit and the providing of financial accommodations to the Borrower will enhance and benefit the business activities and interests of the Tenant;

         WHEREAS, as a prior condition to establishing the Loan Arrangement, the Agent and the Lenders require that, among other collateral to be granted, the Tenant grant to the Agent, on behalf of the Lenders, a leasehold mortgage in and to the rights of the Tenant to the Lease and the Premises and a security interest in other property of the Tenant, said leasehold mortgage and security interests to be created by the execution and delivery by the Tenant of that certain Leasehold Mortgage and Security Agreement dated as of January __, 2004 (hereinafter, with any extensions, modifications and amendments, the "Leasehold Mortgage");

         WHEREAS, as a further condition to establishing the Loan Arrangement, the Agent and


                                      EEC-1
the Lenders require that the Landlord certify, represent, covenant, and agree to the matters described in this Estoppel Certificate and Agreement (hereinafter, this "Estoppel Certificate"); and

         WHEREAS, it is in the best interest of the Landlord that the Loan Arrangement be established.

         NOW, THEREFORE, in consideration of the foregoing, and upon the request of the Agent and the Lenders, Landlord and the Tenant hereby make the following representations and covenants:

1. The Landlord and Tenant represent that:

         1.1      the Lease is currently in full force and effect;

         1.2      the Lease has not been modified or amended;

         1.3 neither the Tenant nor Landlord is in default under the Lease, nor has any event occurred which is, or solely with the passage of time would be, an event of default under the Lease; and

         1.4 the term of the Lease commences on ________ __, ____ and expires on _______ ___, ____.

2. The Landlord represents that all rent presently due under the Lease has been paid in full, and no additional rent is presently due under the Lease; and as of the date of this Estoppel Certificate, there are no other payments due and payable from the Tenant to the Landlord under the Lease.

3. The Landlord represents and warrants that its fee interest in the Premises is unencumbered, except as set forth in Exhibit C attached hereto.

4. The Landlord acknowledges and agrees that the interest of the Landlord in and to the Premises and the Lease shall not be encumbered beyond that which such interests are encumbered as of the date hereof in any manner whatsoever without the prior written consent of the Agent.

5.       The Landlord hereby:

         5.1 acknowledges and consents to the granting of the Leasehold Mortgage, and acknowledges and recognizes that the Agent, as the mortgagee of the leasehold interest in the Lease, is entitled to the benefit of all of the rights and privileges provided to a leasehold mortgagee under the Lease;


                                      EEC-2

         5.2 recognizes the rights of the Agent, and any successor, assignee or transferee of the Agent, in and to the Premises as described in the Leasehold Mortgage, and consents to the exercise by the Agent of its rights under the Leasehold Mortgage upon the occurrence of an event of default by the Tenant under the Leasehold Mortgage;

         5.3 recognizes the right of the Agent, and any successor, assignee or transferee of the Agent, to exercise any options, including, without limitation, any renewal or extension options or rights of first refusal provided to the Tenant under the Lease, and agrees that if, prior to the exercise by the Agent of its rights under the Leasehold Mortgage, the Tenant fails to exercise within the applicable time periods set forth in the Lease any option including, without limitation, any renewal or extension option or right of first refusal, the Landlord shall notify the Agent as attorney-in-fact for the Tenant and the Agent shall be authorized, at its option, to exercise any option or right within sixty (60) days of receipt of such notice and the Landlord shall recognize said exercise of any option or right by the Agent;

         5.4 agrees that the interest of the Landlord in and to the Premises and the Lease shall not be transferred or assigned unless the transferee or assignee provides a written agreement to the Agent that (i) said transfer or assignment is subject to the terms and conditions of the Lease, and this Estoppel Certificate, and (ii) the transferee or assignee assumes the obligations of the Landlord thereunder and hereunder;

         5.5 acknowledges that notwithstanding the occurrence of any event of default under the Lease, the Landlord will not terminate, or allow or suffer the termination of, the Lease, without the prior written consent of Agent; and

         5.6 agrees that notwithstanding the terms of the Lease, any and all insurance proceeds or eminent domain or condemnation awards or proceeds with respect to the Premises shall be subject to the approval of the Agent and shall be payable to the Agent, or otherwise made available for the repair or restoration of the Premises, all in accordance with the terms and provisions of the Leasehold Mortgage.

6. Upon notice to the Landlord by the Agent of the exercise of Agent's rights against Tenant (whether pursuant to the Leasehold Mortgage or otherwise) the Landlord shall:

         6.1 not interfere with any enforcement by the Agent of the Agent's rights in and to the personal property of the Tenant located on the Premises;


                                      EEC-3

         6.2 not distrain nor assert any claim against the personal property of Tenant;

         6.3 permit the Agent to enter upon the Premises and remove the personal property from the Premises, provided, the Agent agrees that it shall promptly repair, at the Agent's expense, any physical damage to the Premises caused by said removal; and

         6.4 not interfere with the disposal of the personal property by sale (by public auction or otherwise) conducted on the Premises.

7. Until such time as the Agent executes and records a discharge of the Leasehold Mortgage:

         7.1 no modifications, extensions, renewals or surrender of the Lease shall be effective without the prior written consent of the Agent;

         7.2 the Landlord shall not convey the Premises to the Tenant without the prior written consent of the Agent;

         7.3 any and all rights, easements and development agreements to be granted by, or entered into with, the Landlord relative to the Premises shall not be granted or entered into without the prior written consent of the Agent; and

         7.4 the Landlord shall waive any provisions of the Lease which provide that Tenant shall, upon request of the Landlord, subordinate the Lease to any lien of any present or future mortgages granted by the Landlord.

8. In the event of any default by the Tenant under the Lease, the Landlord shall:

         8.1 cause a copy of any notice of default by the Tenant under the Lease or notice of termination of the Lease to be sent to the Agent, and the Landlord agrees that any such notice of default or termination shall not be deemed duly given and effective unless and until a copy of such notice is actually received by the Agent; and

         8.2 permit the Agent to cure or cause to be cured such default within thirty (30) days of the receipt of notice from the Landlord of Tenant's default if such default may be cured by the payment of money, or, otherwise, within sixty (60) days of the receipt of such notice.

9. If the Agent fails to cause any default of the Tenant under the Lease to be cured, or such default is incapable of being cured, during the applicable time period, the Landlord shall further refrain from exercising its rights and/or remedies under the Lease and shall not

                                      EEC-4
         terminate the Lease if the Agent has provided the Landlord with written notice that either:

         9.1 the Agent intends to cause the default to be cured and the Agent is diligently pursuing the cure of such default; or

         9.2 the Agent has or intends to make demand upon Tenant for payment or performance under any agreement between Tenant and the Agent pertaining to the Loan Arrangement and the Agent diligently pursues the exercise of its rights thereunder.

10.      Any successor, assignee or transferee of the Agent shall have thirty
         (30) days from the consummation of such succession, assignment, or transfer within which to cure or cause to be cured any default of the Tenant under the Lease.

11. Any default of the Tenant under the Lease which is cured or which is caused to be cured by the Agent within the applicable cure period, shall be deemed to have been waived by the Landlord and the Landlord shall not be entitled to exercise any rights or remedies granted to Landlord under the Lease on account of the occurrence of such default.

12. In the event any default of Tenant under the Lease is incapable of being cured, the Landlord shall, upon the request of the Agent, execute a new lease with the Agent upon the same terms and conditions (but providing for the revival of any rights and/or options which may have lapsed due to the Tenant's action or inaction under the Lease) as the Lease and such new lease shall have the same relative priority in right, title and interest in and to the Premises as the Lease.

13. The Agent shall not become liable for the obligations of the Tenant under the Lease unless and until the Agent obtains possession of the Premises and expressly agrees to assume all such obligations, and then, only for the period during which the Agent is in possession of the Premises. Upon the sale, transfer or assignment by the Agent of its interest in the Lease and/or the Premises, the Agent shall have no further liability to the Landlord.

14.      Whether or not the Agent assumes the obligations of Tenant pursuant to
         Section 13, above, the Agent shall have no liability to the Landlord for any obligations of Tenant under the Lease arising prior to such assumption by the Agent.

15. All notices under this Estoppel Certificate shall be sent certified mail, return receipt requested as follows:

         If to Landlord:

                           _________________________



                                      EEC-5

                           _________________________
                           _________________________
                           Attention: ______________

                  With a copy to:

                           _________________________
                           _________________________
                           _________________________
                           Attention: ______________

         If to the Tenant:

                           _________________________
                           _________________________
                           _________________________
                           Attention: ______________

                  With a copy to:

                           _________________________
                           _________________________
                           _________________________
                           Attention: ______________

         If to the Agent:

                           Fleet National Bank
                           100 Federal Street, 8th Floor
                           Boston, Massachusetts 02110
                           Attention: James L. Keough, Director

                  With a copy to:

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           Attn: Kevin J. Lyons, Esquire

         All notices hereunder shall be deemed to have been received three (3) days after the date of mailing in accordance with the above described requirements.

16. Upon the request of the Agent, the Landlord will provide the Agent with estoppel


                                      EEC-6
         certificates, in form acceptable to Agent, with respect to the status of the Lease and the compliance by the Landlord and/or Tenant with regard to specific terms, provisions and conditions set forth thereunder.

17. Each party hereto agrees to execute such documents as may be reasonably required from time to time to evidence or effectuate the terms and provisions hereof.


18. This Estoppel Certificate is binding on, and shall inure to the benefit of, the Tenant, the Agent, and the Landlord, and each of their successor and assigns.

             [The balance of this page is intentionally left blank]







                                      EEC-7

         It is intended that this Estoppel Certificate take effect as a sealed instrument as of this ___ day of ____________, 2003.

                                    LANDLORD:

                                    _________________________



                                    By:     ______________________________
                                    Name:   ______________________________
                                    Title:  ______________________________


                                    TENANT:

                                    __________________________



                                    By:     ______________________________
                                    Name:   ______________________________
                                    Title:  ______________________________


                                    AGENT:

                                    FLEET NATIONAL BANK



                                    By:     ______________________________
                                    Name:   ______________________________
                                    Title:  ______________________________





                                      EEC-8

                                    EXHIBIT A

                                    Premises

                                 (See Attached)






                                      EEC-9

                                    EXHIBIT B

                                      Lease

                                 (See Attached)













                                      EEC-10

                                    EXHIBIT C

                                  Encumbrances






                                     EEC-11

                                   EXHIBIT TP

                                 THEATER PARCEL

ALL THAT CERTAIN lot or piece of ground, with the buildings and improvements thereon erected, SITUATE in the 1st Ward, City of Philadelphia, Commonwealth of Pennsylvania, being bounded and described according to a Plan of Survey, prepared by John J. Leapson, Professional Land Surveyor, dated February 19, 1997, last revised December 12, 2003, as follows:

BEGINNING at the intersection of the Northeast side of Dickinson Street (50 feet wide) with the Southeast side of Water Street (50 feet wide); thence along the same North 14 degrees 41 minutes 39 seconds East 331.03 feet to a point in line of Parcel "B" on said Plan; thence along the same the following two (2) courses and distances (1) South 63 degrees 36 minutes 02 seconds East passing partly through a party wall 61.271 feet to a point (2) North 14 degrees 41 minutes 39 seconds East 80.761 feet to a point on the Southwest side of Reed Street (80 feet wide); thence along the same South 75 degrees 13 minutes 21 seconds East
195.00 feet to a point on the Northwest side of Christopher Columbus Boulevard (formerly Delaware Avenue 150 feet wide); thence along the same South 14 degrees 41 minutes 39 seconds West 399.520 feet to a point on the previously mentioned Northeast side of Dickinson Street (50 feet wide); thence along the same North 75 degrees 13 minutes 21 seconds West 255.000 feet to the first mentioned point and place of beginning.

CONTAINING 97,401 square feet or 2.236 acres.

BEING known as #1400 South Christopher Columbus Boulevard (formerly Delaware Avenue).

BEING Registry #9 S 16-93, 94.



                                      ETP-1

                                  SCHEDULE 1.3


1. $17,000,000.00 from Cedar Shopping Centers Partnership, L.P., to Fleet National Bank to be applied against the existing $17,000,000.00 loan of Fleet National Bank, as agent under that certain Loan Agreement dated December 23, 2003, to Cedar Shopping Centers Partnership, L.P.

2. $1,000,000.00 to be advanced to the Borrower pay to certain closing and transactional costs and expenses, and other working capital needs of the Borrower.

                               SCHEDULE 6.14.2(i)



--------------------------------------------------------------------------------
BORROWING BASE PROPERTY                      FEE OR LEASEHOLD ESTATE INTEREST
--------------------------------------------------------------------------------
South Philadelphia Shopping Plaza            Leasehold
Philadelphia, Pennsylvania

--------------------------------------------------------------------------------
Riverview Shopping Center                    Fee and Leasehold
Philadelphia, Pennsylvania

--------------------------------------------------------------------------------
Sunset Crossing Shopping Center              Fee
Dickson, Pennsylvania

--------------------------------------------------------------------------------
Columbus Crossing Shopping Center            Fee
Philadelphia, Pennsylvania

--------------------------------------------------------------------------------


RIGHTS OF FIRST REFUSAL

Right of First Refusal, executed on October 31, 2003, and effective as of November 3, 2003, granted by Cedar-Riverview LP, a Pennsylvania limited partnership, to Firehouse Realty Corp., a Pennsylvania corporation, Reed Development Associates, Inc., a Pennsylvania corporation, South River View Plaza, Inc., a Pennsylvania corporation, River View Development Corp., a Pennsylvania corporation, and Riverview Commons, Inc., a Pennsylvania corporation.

Right of First Refusal, executed on November 19, 2003, and effective as of December 9, 2003, granted by Delaware 1851 Associates, LP, a Pennsylvania limited partnership, to Welsh-Square, Inc., a Pennsylvania corporation, Indenture of Trust of Bart Blatstein dated as of June 9, 1998, a Pennsylvania trust, and Irrevocable Indenture of Trust of Barton Blatstein dated July 13, 1999, a Pennsylvania trust.

                               SCHEDULE 6.14.4(ii)


                                      NONE

                              SCHEDULE 6.14.4(iii)


                                      NONE

                               SCHEDULE 6.14.4(iv)


                                      NONE

                                 SCHEDULE 6.14.5




-------------------------------------------------------------------------------
                                       AFFILIATED WITH AN AFFILIATE OF A LOAN
GROUND LESSOR(S)                       PARTY?
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SPSP Corporation                       No
44 West Lancaster Avenue
Suite 110
Ardmore, Pennsylvania 19003

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Passyunk Supermarket, Inc.             No
44 West Lancaster Avenue
Suite 110
Ardmore, Pennsylvania 19003

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Twenty Fourth Street Passyunk          No
Partners, L.P.
44 West Lancaster Avenue
Suite 110
Ardmore, Pennsylvania 19003
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                                       S-6